Financial Statements
Separate Account I of Integrity Life Insurance Company
Year Ended December 31, 2024
With Report of Independent Registered Public
Accounting Firm

Separate Account I
of
Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

The Board of Directors of Integrity Life Insurance Company and
The Contract Owners of Separate Account I of Integrity Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account I of Integrity Life Insurance Company (the Separate Account), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 15, 2025

1

Appendix A
Subaccounts comprising Separate Account I of Integrity Life Insurance Company

Subaccounts	Statement of operations	Statements of changes in net assets
American Funds Insurance Series
Non-Affiliated Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds I.S. Managed Risk Asset Allocation Fund
Non-Affiliated Class 4
American Funds I.S. The Bond Fund of America
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund
American Funds I.S. Growth Fund
American Funds I.S. Growth-Income Fund
American Funds I.S. New World Fund

BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

Columbia Funds Variable Portfolios
Non-Affiliated Class 1
Columbia VP - Select Mid Cap Value Fund
Non-Affiliated Class 2
Columbia VP - Small Cap Value Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Government Money Market

2

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Non-Affiliated Service Class:	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Mid Cap Portfolio

Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Extended Market Index Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

3

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund
Guggenheim VT Multi-Hedge Strategies Fund

iShares Trust
ETF Shares:
iShares® Core S&P 500 ETF
iShares® Core S&P Mid-Cap ETF
iShares® Core S&P Small-Cap ETF
iShares® Core U.S. Aggregate Bond ETF
iShares® iBoxx $ High Yield Corporate Bond ETF
iShares® 5-10 Year Investment Grade Corporate Bond ETF
iShares® International Treasury Bond ETF
iShares® S&P 500 Growth ETF
iShares® S&P 500 Value ETF
iShares® TIPS Bond ETF

Invesco (AIM) Variable Insurance Funds
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund

Lincoln Financial Group
Non-Affiliated Class 1:
LVIP JPMorgan Mid Cap Value Fund

Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio

4

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Advisor Class:
PIMCO VIT All Asset Portfolio
PIMCO VIT International Bond Portfolio (US Dollar Hedged)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

The Vanguard Index Funds
ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Vanguard® Large-Cap Index Fund, ETF Shares
Vanguard® Mega Cap Index Fund, ETF Shares
Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Vanguard® Total Bond Market Index Fund, ETF Shares
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the period from January 1, 2024 through August 16, 2024	For the period January 1, 2024 through August 16, 2024 and for the year ended December 31, 2023
Investor Class:
Guggenheim VT Long Short Equity Fund
Morgan Stanley Variable Insurance Funds, Inc.	For the period from January 1, 2024 through December 6, 2024	For the period January 1, 2024 through December 6, 2024 and for the year ended December 31, 2023
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF U.S. Real Estate Portfolio

5

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$17,588,009	$4	$17,588,013	$11.33	to	$12.01	1,505,257
Touchstone VST Bond Fund	6,965,503	1	6,965,504	9.38	to	9.96	730,157
Touchstone VST Common Stock Fund	27,197,845	(2)	27,197,843	19.66	to	20.86	1,360,241
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	1,783,646	(1)	1,783,645	32.39	to	52.63	41,373
Fidelity VIP Overseas Portfolio	1,213,656	(1)	1,213,655	14.13	to	53.60	28,977
Fidelity VIP Equity-Income Portfolio	8,189,865	1	8,189,866	45.61	to	157.96	74,817
Fidelity VIP Growth Portfolio	9,699,815	(1)	9,699,814			379.55	25,556
Fidelity VIP High Income Portfolio	303,897	—	303,897			33.83	8,984
Fidelity VIP Asset Manager Portfolio	2,403,394	1	2,403,395			75.41	31,871
Fidelity VIP Contrafund® Portfolio	17,046,821	—	17,046,821	100.74	to	204.83	108,614
Fidelity VIP Index 500 Portfolio	6,116,090	—	6,116,090	42.51	to	150.18	82,565
Fidelity VIP Investment Grade Bond Portfolio	1,467,339	1	1,467,340	11.98	to	41.81	63,553
Fidelity VIP Government Money Market	10,784,522	2	10,784,524	9.31	to	11.08	1,053,249
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	381,580	1	381,581			36.35	10,498
Fidelity VIP Growth Portfolio	700,502	(1)	700,501	59.57	to	62.54	11,620
Fidelity VIP High Income Portfolio	23,096	(1)	23,095			18.47	1,251
Fidelity VIP Asset Manager Portfolio	3,040	1	3,041			23.18	131
Fidelity VIP Contrafund® Portfolio	1,034,819	—	1,034,819			73.20	14,137
Fidelity VIP Balanced Portfolio	173,823	—	173,823			37.09	4,686
Fidelity VIP Mid Cap Portfolio	2,354,009	(2)	2,354,007	109.87	to	113.97	21,322
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	1,430,552	(7)	1,430,545	18.48	to	27.47	63,800
Fidelity VIP Balanced Portfolio	8,007,868	2	8,007,870	28.93	to	44.49	228,226
Fidelity VIP Bond Index Portfolio	9,952,876	1	9,952,877	9.05	to	9.33	1,079,137
Fidelity VIP Contrafund® Portfolio	33,602,049	(1)	33,602,048	43.29	to	80.46	647,901
Fidelity VIP Disciplined Small Cap Portfolio	2,567,687	2	2,567,689	25.60	to	35.48	93,539
Fidelity VIP Equity-Income Portfolio	3,929,809	—	3,929,809	23.06	to	40.76	138,563
Fidelity VIP Extended Market Index Portfolio	26,279	1	26,280	14.70	to	15.15	1,785
Fidelity VIP Freedom 2010 Portfolio	194,249	(1)	194,248	16.12	to	19.51	11,633
Fidelity VIP Freedom 2015 Portfolio	512,690	(2)	512,688	17.19	to	20.81	28,850
Fidelity VIP Freedom 2020 Portfolio	3,153,059	(2)	3,153,057	17.95	to	21.73	170,640
Fidelity VIP Freedom 2025 Portfolio	5,187,235	3	5,187,238	19.55	to	23.68	253,243
Fidelity VIP Freedom 2030 Portfolio	1,041,677	3	1,041,680	20.32	to	25.04	49,778
Fidelity VIP Growth Portfolio	20,511,817	1	20,511,818	53.92	to	81.19	332,258
Fidelity VIP High Income Portfolio	4,119,379	(2)	4,119,377	15.79	to	24.87	189,790
Fidelity VIP Index 500 Portfolio	45,529,730	—	45,529,730	39.18	to	57.61	1,106,782
Fidelity VIP International Index Portfolio	2,512,632	1	2,512,633	11.87	to	12.24	207,789
Fidelity VIP Investment Grade Bond Portfolio	23,536,705	3	23,536,708	11.56	to	18.56	1,742,805
Fidelity VIP Mid Cap Portfolio	6,954,057	—	6,954,057	30.00	to	72.22	169,599
Fidelity VIP Overseas Portfolio	1,903,536	8	1,903,544	13.58	to	27.29	109,318
Fidelity VIP Target Volatility Portfolio	4,517,565	2	4,517,567	15.79	to	16.88	283,355
Fidelity VIP Total Market Index Portfolio	3,943,315	3	3,943,318	18.72	to	19.30	206,685
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	2,048,488	—	2,048,488	27.47	to	30.14	72,101
Franklin Growth and Income VIP Fund	1,155,742	—	1,155,742	45.53	to	47.03	25,378
Franklin Income VIP Fund	2,807,130	—	2,807,130	35.02	to	36.18	80,036
LVIP JPMorgan Mid Cap Value Fund	378,823	(4)	378,819	37.02	to	56.42	7,370
Morgan Stanley VIF Emerging Markets Debt Portfolio	209,127	2	209,129	17.55	to	29.60	7,502
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	7,282,716	(1)	7,282,715	15.67	to	16.75	459,277
Columbia VP – Small Cap Value Fund	2,559,131	—	2,559,131	32.33	to	46.51	59,313
Franklin Growth and Income VIP Fund	7,209,547	2	7,209,549	25.48	to	46.53	209,710
Franklin Income VIP Fund	15,788,799	(1)	15,788,798	18.09	to	35.83	713,030
Franklin Large Cap Growth VIP Fund	5,537,596	(3)	5,537,593	36.86	to	62.35	127,229
Franklin Mutual Shares VIP Fund	18,512,280	(1)	18,512,279	17.43	to	36.23	879,501
Franklin Small Cap Value VIP Fund	2,185,875	2	2,185,877	25.29	to	32.87	83,073
Invesco V.I. American Franchise Fund	2,757,487	(2)	2,757,485	48.81	to	79.12	51,610
Invesco V.I. American Value Fund	12,294,695	(2)	12,294,693	31.93	to	37.09	362,220
Invesco V.I. Comstock Fund	10,172,945	(4)	10,172,941	27.17	to	54.74	325,684
Invesco V.I. EQV International Equity Fund	3,729,141	(3)	3,729,138	13.95	to	15.16	256,846

(a) Name Change. See Note 1.	6
(b) New Underlying Fund. See Note 1.

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 2 (continued):
Invesco V.I. Discovery Mid Cap Growth Fund	$2,624,758	$(1)	$2,624,757	$15.91	to	$16.33	163,029
Templeton Foreign VIP Fund	7,575,090	4	7,575,094	10.41	to	24.20	608,851
Templeton Global Bond VIP Fund	1,406,945	(2)	1,406,943	6.75	to	7.25	205,961
Templeton Growth VIP Fund	2,040,766	(2)	2,040,764	12.68	to	27.62	103,105
Morgan Stanley VIF Emerging Markets Debt Portfolio	589,440	6	589,446	12.78	to	25.94	36,653
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,436,042	(2)	1,436,040	9.09	to	40.43	101,679
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	11,800,423	—	11,800,423	44.56	to	48.43	255,736
BlackRock Global Allocation V.I. Fund	1,642,398	2	1,642,400	15.59	to	16.94	101,381
BlackRock High Yield V.I. Fund	963,035	—	963,035	13.72	to	14.40	68,335
BlackRock Total Return V.I. Fund	1,684,572	(2)	1,684,570	9.48	to	9.95	176,761
TOPS® Managed Risk Moderate Growth ETF Portfolio	2,033,108	—	2,033,108	13.20	to	14.17	150,385
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	3,450,333	2	3,450,335	9.71	to	10.19	347,662
American Funds I.S. Capital Income Builder Fund	1,371,407	(4)	1,371,403	13.64	to	14.40	99,011
American Funds I.S. Global Growth Fund	9,322,126	(1)	9,322,125	24.21	to	25.89	380,088
American Funds I.S. Growth Fund	17,146,659	(4)	17,146,655	42.78	to	45.75	391,964
American Funds I.S. Growth-Income Fund	16,490,140	2	16,490,142	29.76	to	31.83	546,970
American Funds I.S. New World Fund	2,606,425	4	2,606,429	14.16	to	15.14	177,194
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	370,405	(1)	370,404	41.55	to	45.06	8,498
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	2,041,392	1	2,041,393	23.83	to	42.40	71,951
Advisor Class:
PIMCO VIT All Asset Portfolio	433,466	3	433,469	15.07	to	17.20	27,072
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	15,760	2	15,762	10.78	to	11.31	1,442
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,253,230	1	1,253,231	5.03	to	7.22	237,917
PIMCO VIT Long-Term U.S. Government Portfolio	165,192	1	165,193	8.06	to	8.65	19,971
PIMCO VIT Low Duration Portfolio	5,484,464	3	5,484,467	10.18	to	11.90	488,746
PIMCO VIT Real Return Portfolio	506,543	2	506,545	11.32	to	13.49	40,666
PIMCO VIT Total Return Portfolio	39,043,828	3	39,043,831	11.11	to	14.02	2,917,652
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	184,870	(2)	184,868	6.76	to	8.79	26,544
Guggenheim VT Multi-Hedge Strategies Fund	167,265	(2)	167,263	8.62	to	11.47	18,228
ETF Shares:
iShares® Core S&P 500 ETF	81,000,929	—	81,000,929	32.95	to	119.60	940,927
iShares® Core S&P Mid-Cap ETF	22,945,124	1	22,945,125	27.06	to	83.90	355,505
iShares® Core S&P Small-Cap ETF	12,294,050	2	12,294,052	24.07	to	80.77	204,648
iShares® Core U.S. Aggregate Bond ETF	1,510,314	1	1,510,315	20.90	to	25.84	69,694
iShares® iBoxx $ High Yield Corporate Bond ETF	753,768	1	753,769	24.39	to	37.34	23,142
iShares® 5-10 Year Investment Grade Corporate Bond ETF	1,179,712	—	1,179,712	21.81	to	29.45	48,496
iShares® International Treasury Bond ETF	10,564,402	(3)	10,564,399	14.76	to	16.87	689,701
iShares® S&P 500 Growth ETF	9,322,360	(2)	9,322,358	34.08	to	144.48	92,818
iShares® S&P 500 Value ETF	3,104,037	—	3,104,037	30.37	to	87.92	42,587
iShares® TIPS Bond ETF	143,277	—	143,277	21.41	to	27.22	6,527
Vanguard® Developed Markets Index Fund, ETF Shares	10,996,247	2	10,996,249	22.86	to	44.27	294,793
Vanguard® Dividend Appreciation Index Fund, ETF Shares	2,215,787	—	2,215,787	30.17	to	96.41	34,660
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	370,821	(3)	370,818	20.51	to	31.32	13,912
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	181,602	(2)	181,600	21.68	to	32.50	6,404
Vanguard® Large-Cap Index Fund, ETF Shares	2,038,111	—	2,038,111	32.42	to	117.91	22,361
Vanguard® Mega Cap Index Fund, ETF Shares	298,155	(1)	298,154	33.73	to	125.63	3,823
Vanguard® Real Estate Index Fund, ETF Shares	870,077	1	870,078	22.27	to	54.88	19,741
Vanguard® Short-Term Bond Index Fund, ETF Shares	229,905	(1)	229,904	21.16	to	24.09	10,677
Vanguard® Total Bond Market Index Fund, ETF Shares	78,968,891	(1)	78,968,890	20.90	to	25.94	3,574,423

(a) Name Change. See Note 1.	7
(b) New Underlying Fund. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations

Year Ended December 31, 2024

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$313,931	$242,629	$71,302	$(430,838)	$—	$2,420,986	$1,990,148	$2,061,450
Touchstone VST Bond Fund	354,391	125,921	228,470	(523,998)	—	401,157	(122,841)	105,629
Touchstone VST Common Stock Fund	116,344	381,516	(265,172)	1,485,068	1,911,163	1,792,548	5,188,779	4,923,607
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	32,009	24,527	7,482	72,792	57,427	103,718	233,937	241,419
Fidelity VIP Overseas Portfolio	20,943	18,061	2,882	55,208	57,403	(60,415)	52,196	55,078
Fidelity VIP Equity-Income Portfolio	144,765	114,062	30,703	194,305	474,101	373,194	1,041,600	1,072,303
Fidelity VIP Growth Portfolio	80	128,965	(128,885)	524,584	2,038,127	(121,146)	2,441,565	2,312,680
Fidelity VIP High Income Portfolio	17,922	4,136	13,786	(947)	—	9,120	8,173	21,959
Fidelity VIP Asset Manager Portfolio	58,606	34,872	23,734	(9,162)	16,069	147,513	154,420	178,154
Fidelity VIP Contrafund® Portfolio	30,231	221,992	(191,761)	709,153	1,918,776	1,939,174	4,567,103	4,375,342
Fidelity VIP Index 500 Portfolio	75,402	81,575	(6,173)	453,394	3,577	775,572	1,232,543	1,226,370
Fidelity VIP Investment Grade Bond Portfolio	54,141	21,688	32,453	(33,129)	—	8,490	(24,639)	7,814
Fidelity VIP Government Money Market	388,972	114,529	274,443	—	—	—	—	274,443
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	6,379	3,253	3,126	10,111	21,054	(20,749)	10,416	13,542
Fidelity VIP Growth Portfolio	—	9,223	(9,223)	14,342	148,076	5,773	168,191	158,968
Fidelity VIP High Income Portfolio	1,328	419	909	(169)	—	837	668	1,577
Fidelity VIP Asset Manager Portfolio	72	44	28	7	19	142	168	196
Fidelity VIP Contrafund® Portfolio	899	14,663	(13,764)	36,920	118,053	124,936	279,909	266,145
Fidelity VIP Balanced Portfolio	2,986	2,447	539	3,622	5,171	12,167	20,960	21,499
Fidelity VIP Mid Cap Portfolio	11,036	34,349	(23,313)	85,213	307,328	622	393,163	369,850
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	33,287	20,697	12,590	22,673	9,687	55,009	87,369	99,959
Fidelity VIP Balanced Portfolio	134,239	110,549	23,690	219,738	269,998	537,609	1,027,345	1,051,035
Fidelity VIP Bond Index Portfolio	263,956	119,869	144,087	(112,787)	—	(40,819)	(153,606)	(9,519)
Fidelity VIP Contrafund® Portfolio	11,237	473,948	(462,711)	2,643,281	3,964,984	2,764,986	9,373,251	8,910,540
Fidelity VIP Disciplined Small Cap Portfolio	21,833	35,751	(13,918)	185,474	14,614	202,730	402,818	388,900
Fidelity VIP Equity-Income Portfolio	63,272	57,258	6,014	172,115	239,715	109,878	521,708	527,722
Fidelity VIP Extended Market Index Portfolio	318	446	(128)	1,151	—	1,837	2,988	2,860
Fidelity VIP Freedom 2010 Portfolio	6,964	3,680	3,284	(1,032)	167	7,410	6,545	9,829
Fidelity VIP Freedom 2015 Portfolio	15,895	7,943	7,952	(9,405)	16,354	9,961	16,910	24,862
Fidelity VIP Freedom 2020 Portfolio	84,964	49,070	35,894	(22,796)	95,917	81,780	154,901	190,795
Fidelity VIP Freedom 2025 Portfolio	121,933	78,105	43,828	121,857	9,969	206,994	338,820	382,648
Fidelity VIP Freedom 2030 Portfolio	21,111	15,634	5,477	35,830	2,262	31,157	69,249	74,726

(a) Name Change. See Note 1.	8
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2024

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth Portfolio	$—	$287,300	$(287,300)	$620,516	$4,552,648	$90,020	$5,263,184	$4,975,884
Fidelity VIP High Income Portfolio	251,407	64,246	187,161	(40,427)	—	138,226	97,799	284,960
Fidelity VIP Index 500 Portfolio	464,801	629,498	(164,697)	4,608,261	26,977	4,429,078	9,064,316	8,899,619
Fidelity VIP International Index Portfolio	68,545	30,452	38,093	3,564	—	42,653	46,217	84,310
Fidelity VIP Investment Grade Bond Portfolio	817,933	354,907	463,026	(769,477)	—	344,258	(425,219)	37,807
Fidelity VIP Mid Cap Portfolio	23,599	99,933	(76,334)	175,967	927,996	12,646	1,116,609	1,040,275
Fidelity VIP Overseas Portfolio	28,984	30,909	(1,925)	104,436	92,802	(109,424)	87,814	85,889
Fidelity VIP Target Volatility Portfolio	80,614	70,225	10,389	41,171	42,090	264,207	347,468	357,857
Fidelity VIP Total Market Index Portfolio	43,450	47,846	(4,396)	164,958	—	616,717	781,675	777,279
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	—	29,613	(29,613)	104,128	—	139,320	243,448	213,835
Franklin Growth and Income VIP Fund	27,272	15,835	11,437	(82,388)	20,963	229,033	167,608	179,045
Franklin Income VIP Fund	151,084	39,329	111,755	(38,852)	11,808	86,756	59,712	171,467
LVIP JPMorgan Mid Cap Value Fund	4,609	5,867	(1,258)	22,170	67,915	(36,130)	53,955	52,697
Morgan Stanley VIF Emerging Markets Debt Portfolio	21,064	2,830	18,234	(4,366)	—	5,240	874	19,108
Morgan Stanley VIF U.S. Real Estate Portfolio	20,254	9,035	11,219	1,056	—	86,257	87,313	98,532
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	139,662	109,175	30,487	(26,265)	100,240	770,164	844,139	874,626
Columbia VP – Small Cap Value Fund	15,115	40,835	(25,720)	(11,130)	124,271	103,474	216,615	190,895
Franklin Growth and Income VIP Fund	167,891	105,598	62,293	(1,164,610)	142,935	2,078,212	1,056,537	1,118,830
Franklin Income VIP Fund	784,752	208,939	575,813	(121,481)	64,297	333,773	276,589	852,402
Franklin Large Cap Growth VIP Fund	—	78,666	(78,666)	(196,230)	619,087	863,708	1,286,565	1,207,899
Franklin Mutual Shares VIP Fund	382,530	269,253	113,277	(712,473)	397,799	2,105,014	1,790,340	1,903,617
Franklin Small Cap Value VIP Fund	19,457	30,440	(10,983)	(9,138)	48,088	169,181	208,131	197,148
Invesco V.I. American Franchise Fund	—	41,901	(41,901)	(123,539)	—	953,962	830,423	788,522
Invesco V.I. American Value Fund	97,341	178,578	(81,237)	753,286	291,871	2,378,635	3,423,792	3,342,555
Invesco V.I. Comstock Fund	157,239	151,493	5,746	565,597	737,557	98,019	1,401,173	1,406,919
Invesco V.I. EQV International Equity Fund	59,790	53,513	6,277	(52,065)	20,705	1,617	(29,743)	(23,466)
Invesco V.I. Discovery Mid Cap Growth Fund	—	34,455	(34,455)	(245,731)	—	818,477	572,746	538,291
Templeton Foreign VIP Fund	191,287	111,049	80,238	32,065	—	(280,711)	(248,646)	(168,408)
Templeton Global Bond VIP Fund	—	24,319	(24,319)	(72,503)	—	(115,344)	(187,847)	(212,166)
Templeton Growth VIP Fund	19,801	29,906	(10,105)	25,103	6,776	65,536	97,415	87,310
Morgan Stanley VIF Emerging Markets Debt Portfolio	60,116	8,665	51,451	(27,453)	—	30,282	2,829	54,280
Morgan Stanley VIF Emerging Markets Equity Portfolio	21,433	23,738	(2,305)	(27,160)	—	135,922	108,762	106,457
Morgan Stanley VIF U.S. Real Estate Portfolio	80,782	41,563	39,219	(102,413)	—	490,858	388,445	427,664
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	—	197,879	(197,879)	323,554	4,493,872	(901,266)	3,916,160	3,718,281
BlackRock Global Allocation V.I. Fund	23,529	21,597	1,932	(14,983)	127,325	748	113,090	115,022
BlackRock High Yield V.I. Fund	64,169	11,530	52,639	(8,768)	—	17,818	9,050	61,689
BlackRock Total Return V.I. Fund	74,311	26,070	48,241	(91,715)	—	40,941	(50,774)	(2,533)
TOPS® Managed Risk Moderate Growth ETF Portfolio	53,403	30,433	22,970	27,658	—	77,947	105,605	128,575

(a) Name Change. See Note 1.	9
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2024

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	$134,436	$39,877	$94,559	$(72,713)	$—	$(28,918)	$(101,631)	$(7,072)
American Funds I.S. Capital Income Builder Fund	43,103	19,572	23,531	35,393	—	53,854	89,247	112,778
American Funds I.S. Global Growth Fund	133,489	146,586	(13,097)	352,529	281,660	451,781	1,085,970	1,072,873
American Funds I.S. Growth Fund	26,721	229,975	(203,254)	905,905	366,801	3,120,399	4,393,105	4,189,851
American Funds I.S. Growth-Income Fund	149,771	245,535	(95,764)	661,079	740,967	1,928,689	3,330,735	3,234,971
American Funds I.S. New World Fund	31,016	34,382	(3,366)	52,708	12,459	68,520	133,687	130,321
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	4,366	5,065	(699)	3,040	10,232	21,884	35,156	34,457
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	17,787	27,905	(10,118)	(12,925)	55,081	150,957	193,113	182,995
Advisor Class:
PIMCO VIT All Asset Portfolio	27,267	6,285	20,982	(4,763)	—	(7,253)	(12,016)	8,966
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	627	258	369	(3,527)	—	3,583	56	425
PIMCO VIT CommodityRealReturn® Strategy Portfolio	26,563	19,648	6,915	5,424	—	25,710	31,134	38,049
PIMCO VIT Long-Term U.S. Government Portfolio	5,108	2,676	2,432	(46,542)	—	30,597	(15,945)	(13,513)
PIMCO VIT Low Duration Portfolio	188,746	65,307	123,439	(66,258)	—	78,266	12,008	135,447
PIMCO VIT Real Return Portfolio	14,304	8,179	6,125	(13,307)	—	12,025	(1,282)	4,843
PIMCO VIT Total Return Portfolio	1,601,047	558,401	1,042,646	(1,219,394)	—	610,920	(608,474)	434,172
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	6,065	3,462	2,603	3,327	3,242	(11,188)	(4,619)	(2,016)
Guggenheim VT Multi-Hedge Strategies Fund	8,504	2,569	5,935	1,712	—	(16,350)	(14,638)	(8,703)
Guggenheim VT Long Short Equity Fund	139	965	(826)	21,828	—	(13,139)	8,689	7,863
ETF Shares:
iShares® Core S&P 500 ETF	1,160,546	2,221,211	(1,060,665)	14,451,858	—	3,457,782	17,909,640	16,848,975
iShares® Core S&P Mid-Cap ETF	324,924	630,967	(306,043)	2,769,540	—	155,251	2,924,791	2,618,748
iShares® Core S&P Small-Cap ETF	263,581	338,746	(75,165)	1,092,130	—	(242,002)	850,128	774,963
iShares® Core U.S. Aggregate Bond ETF	56,208	42,664	13,544	(21,450)	—	(16,505)	(37,955)	(24,411)
iShares® iBoxx $ High Yield Corporate Bond ETF	45,786	17,725	28,061	22,476	—	(10,960)	11,516	39,577
iShares® 5-10 Year Investment Grade Corporate Bond ETF	51,207	33,114	18,093	(12,406)	—	1,047	(11,359)	6,734
iShares® International Treasury Bond ETF	61,157	287,223	(226,066)	(295,441)	—	(486,395)	(781,836)	(1,007,902)
iShares® S&P 500 Growth ETF	43,642	236,812	(193,170)	1,794,674	—	1,004,212	2,798,886	2,605,716
iShares® S&P 500 Value ETF	68,943	84,747	(15,804)	409,918	—	(79,549)	330,369	314,565
iShares® TIPS Bond ETF	4,492	4,646	(154)	690	—	(2,475)	(1,785)	(1,939)
Vanguard® Developed Markets Index Fund, ETF Shares	367,020	302,632	64,388	493,197	—	(467,638)	25,559	89,947
Vanguard® Dividend Appreciation Index Fund, ETF Shares	40,088	57,825	(17,737)	144,568	—	166,515	311,083	293,346
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	12,032	10,547	1,485	16,340	—	12,630	28,970	30,455
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7,840	4,315	3,525	384	—	(2,591)	(2,207)	1,318
Vanguard® Large-Cap Index Fund, ETF Shares	26,826	48,733	(21,907)	231,150	—	198,543	429,693	407,786
Vanguard® Mega Cap Index Fund, ETF Shares	3,382	6,537	(3,155)	24,225	—	34,176	58,401	55,246
Vanguard® Real Estate Index Fund, ETF Shares	34,798	22,784	12,014	32,307	—	(20,852)	11,455	23,469
Vanguard® Short-Term Bond Index Fund, ETF Shares	7,881	6,551	1,330	2,321	—	(2,094)	227	1,557
Vanguard® Total Bond Market Index Fund, ETF Shares	2,922,910	2,122,200	800,710	(652,193)	—	(1,129,798)	(1,781,991)	(981,281)

(a) Name Change. See Note 1.	10
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$71,302	$(430,838)	$2,420,986	$2,061,450	$559,989	$(2,743,799)	$(277,543)	$(120,479)	$(2,581,832)	$(520,382)	$18,108,395	$17,588,013	35,364	(267,530)	(232,166)
Touchstone VST Bond Fund	228,470	(523,998)	401,157	105,629	182,816	(3,367,108)	883,188	(124,487)	(2,425,591)	(2,319,962)	9,285,466	6,965,504	114,079	(364,937)	(250,858)
Touchstone VST Common Stock Fund	(265,172)	3,396,231	1,792,548	4,923,607	299,977	(4,088,715)	(477,472)	(68,269)	(4,334,479)	589,128	26,608,715	27,197,843	4,059	(236,002)	(231,943)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	7,482	130,219	103,718	241,419	—	(167,192)	(29,110)	(408)	(196,710)	44,709	1,738,936	1,783,645	1	(4,782)	(4,781)
Fidelity VIP Overseas Portfolio	2,882	112,611	(60,415)	55,078	—	(143,374)	(8,521)	(1,032)	(152,927)	(97,849)	1,311,504	1,213,655	1	(3,118)	(3,117)
Fidelity VIP Equity-Income Portfolio	30,703	668,406	373,194	1,072,303	23,545	(818,194)	(46,148)	(1,373)	(842,170)	230,133	7,959,733	8,189,866	46	(7,786)	(7,740)
Fidelity VIP Growth Portfolio	(128,885)	2,562,711	(121,146)	2,312,680	—	(647,536)	(266,892)	(1,300)	(915,728)	1,396,952	8,302,862	9,699,814	—	(2,581)	(2,581)
Fidelity VIP High Income Portfolio	13,786	(947)	9,120	21,959	—	(16,206)	782	(84)	(15,508)	6,451	297,446	303,897	27	(495)	(468)
Fidelity VIP Asset Manager Portfolio	23,734	6,907	147,513	178,154	—	(314,654)	(9,698)	(948)	(325,300)	(147,146)	2,550,541	2,403,395	42	(4,369)	(4,327)
Fidelity VIP Contrafund® Portfolio	(191,761)	2,627,929	1,939,174	4,375,342	39,421	(1,259,930)	(263,107)	(2,652)	(1,486,268)	2,889,074	14,157,747	17,046,821	704	(10,799)	(10,095)
Fidelity VIP Index 500 Portfolio	(6,173)	456,971	775,572	1,226,370	—	(620,601)	(44,819)	(1,029)	(666,449)	559,921	5,556,169	6,116,090	2	(12,409)	(12,407)
Fidelity VIP Investment Grade Bond Portfolio	32,453	(33,129)	8,490	7,814	—	(188,281)	1	(1,180)	(189,460)	(181,646)	1,648,986	1,467,340	3	(12,787)	(12,784)
Fidelity VIP Government Money Market	274,443	—	—	274,443	62,044	(2,462,073)	4,492,960	(10,790)	2,082,141	2,356,584	8,427,940	10,784,524	496,166	(298,498)	197,668
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	3,126	31,165	(20,749)	13,542	672	(45,960)	237,154	(28)	191,838	205,380	176,201	381,581	6,301	(1,308)	4,993
Fidelity VIP Growth Portfolio	(9,223)	162,418	5,773	158,968	—	(23,089)	(3)	(149)	(23,241)	135,727	564,774	700,501	1	(416)	(415)
Fidelity VIP High Income Portfolio	909	(169)	837	1,577	—	(51,996)	1	(10)	(52,005)	(50,428)	73,523	23,095	1	(3,015)	(3,014)
Fidelity VIP Asset Manager Portfolio	28	26	142	196	—	(58)	—	(11)	(69)	127	2,914	3,041	—	(3)	(3)
Fidelity VIP Contrafund® Portfolio	(13,764)	154,973	124,936	266,145	74,530	(156,617)	1	(138)	(82,224)	183,921	850,898	1,034,819	9	(1,180)	(1,171)
Fidelity VIP Balanced Portfolio	539	8,793	12,167	21,499	—	(7,652)	1	(42)	(7,693)	13,806	160,017	173,823	—	(236)	(236)
Fidelity VIP Mid Cap Portfolio	(23,313)	392,541	622	369,850	—	(382,389)	(41)	(455)	(382,885)	(13,035)	2,367,042	2,354,007	1	(3,420)	(3,419)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	12,590	32,360	55,009	99,959	3,756	(180,592)	50,045	(3,318)	(130,109)	(30,150)	1,460,695	1,430,545	2,831	(9,645)	(6,814)
Fidelity VIP Balanced Portfolio	23,690	489,736	537,609	1,051,035	79,744	(922,206)	(80,268)	(14,855)	(937,585)	113,450	7,894,420	8,007,870	5,329	(32,759)	(27,430)
Fidelity VIP Bond Index Portfolio	144,087	(112,787)	(40,819)	(9,519)	221,521	(450,630)	1,123,433	(137,445)	756,879	747,360	9,205,517	9,952,877	157,972	(74,998)	82,974
Fidelity VIP Contrafund® Portfolio	(462,711)	6,608,265	2,764,986	8,910,540	1,325,522	(5,263,281)	(786,985)	(128,859)	(4,853,603)	4,056,937	29,545,111	33,602,048	28,572	(140,669)	(112,097)
Fidelity VIP Disciplined Small Cap Portfolio	(13,918)	200,088	202,730	388,900	85,414	(402,011)	(236,884)	(28,488)	(581,969)	(193,069)	2,760,758	2,567,689	4,423	(26,831)	(22,408)
Fidelity VIP Equity-Income Portfolio	6,014	411,830	109,878	527,722	8,114	(633,361)	(34,379)	(15,882)	(675,508)	(147,786)	4,077,595	3,929,809	6,349	(31,111)	(24,762)
Fidelity VIP Extended Market Index Portfolio	(128)	1,151	1,837	2,860	5,185	—	(11,814)	(16)	(6,645)	(3,785)	30,065	26,280	351	(822)	(471)
Fidelity VIP Freedom 2010 Portfolio	3,284	(865)	7,410	9,829	—	(67,348)	902	(1,382)	(67,828)	(57,999)	252,247	194,248	54	(4,070)	(4,016)
Fidelity VIP Freedom 2015 Portfolio	7,952	6,949	9,961	24,862	—	(48,542)	3,242	(5,208)	(50,508)	(25,646)	538,334	512,688	185	(3,063)	(2,878)
Fidelity VIP Freedom 2020 Portfolio	35,894	73,121	81,780	190,795	—	(393,683)	(98,875)	(37,173)	(529,731)	(338,936)	3,491,993	3,153,057	97	(29,296)	(29,199)
Fidelity VIP Freedom 2025 Portfolio	43,828	131,826	206,994	382,648	11,200	(612,682)	(170,747)	(61,152)	(833,381)	(450,733)	5,637,971	5,187,238	6,306	(46,881)	(40,575)
Fidelity VIP Freedom 2030 Portfolio	5,477	38,092	31,157	74,726	29,257	(90,430)	28,496	(183)	(32,860)	41,866	999,814	1,041,680	4,196	(5,825)	(1,629)
Fidelity VIP Growth Portfolio	(287,300)	5,173,164	90,020	4,975,884	600,819	(2,424,387)	(1,005,741)	(106,089)	(2,935,398)	2,040,486	18,471,332	20,511,818	11,887	(63,520)	(51,633)
Fidelity VIP High Income Portfolio	187,161	(40,427)	138,226	284,960	20,142	(1,178,549)	(115,941)	(7,095)	(1,281,443)	(996,483)	5,115,860	4,119,377	2,296	(63,024)	(60,728)
Fidelity VIP Index 500 Portfolio	(164,697)	4,635,238	4,429,078	8,899,619	2,411,902	(6,973,254)	(139,933)	(160,085)	(4,861,370)	4,038,249	41,491,481	45,529,730	90,087	(226,436)	(136,349)
Fidelity VIP International Index Portfolio	38,093	3,564	42,653	84,310	69,500	(105,597)	180,082	(29,320)	114,665	198,975	2,313,658	2,512,633	27,145	(17,570)	9,575
Fidelity VIP Investment Grade Bond Portfolio	463,026	(769,477)	344,258	37,807	720,794	(5,964,818)	2,671,348	(274,926)	(2,847,602)	(2,809,795)	26,346,503	23,536,708	183,496	(397,472)	(213,976)
Fidelity VIP Mid Cap Portfolio	(76,334)	1,103,963	12,646	1,040,275	134,480	(1,089,362)	(230,518)	(16,039)	(1,201,439)	(161,164)	7,115,221	6,954,057	5,655	(32,099)	(26,444)
Fidelity VIP Overseas Portfolio	(1,925)	197,238	(109,424)	85,889	17,398	(411,262)	4,801	(7,043)	(396,106)	(310,217)	2,213,761	1,903,544	8,149	(29,244)	(21,095)
Fidelity VIP Target Volatility Portfolio	10,389	83,261	264,207	357,857	13,476	(287,340)	103,339	(75,789)	(246,314)	111,543	4,406,024	4,517,567	8,915	(24,451)	(15,536)
Fidelity VIP Total Market Index Portfolio	(4,396)	164,958	616,717	777,279	200,246	(258,199)	(343,202)	(51,010)	(452,165)	325,114	3,618,204	3,943,318	14,167	(38,584)	(24,417)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(29,613)	104,128	139,320	213,835	87,802	(177,188)	131,910	(5,271)	37,253	251,088	1,797,400	2,048,488	9,936	(7,984)	1,952
Franklin Growth and Income VIP Fund	11,437	(61,425)	229,033	179,045	—	(117,014)	3	(526)	(117,537)	61,508	1,094,234	1,155,742	1	(2,709)	(2,708)
Franklin Income VIP Fund	111,755	(27,044)	86,756	171,467	22,567	(248,868)	(44,232)	(487)	(271,020)	(99,553)	2,906,683	2,807,130	221	(8,053)	(7,832)
LVIP JPMorgan Mid Cap Value Fund	(1,258)	90,085	(36,130)	52,697	—	(107,378)	(4)	(321)	(107,703)	(55,006)	433,825	378,819	1	(2,088)	(2,087)
Morgan Stanley VIF Emerging Markets Debt Portfolio	18,234	(4,366)	5,240	19,108	—	(9,474)	339	(181)	(9,316)	9,792	199,337	209,129	13	(360)	(347)
Morgan Stanley VIF U.S. Real Estate Portfolio	11,219	1,056	86,257	98,532	—	(188,048)	(668,577)	(706)	(857,331)	(758,799)	758,799	—	595	(19,650)	(19,055)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	30,487	73,975	770,164	874,626	19,663	(344,161)	(54,405)	(117,915)	(496,818)	377,808	6,904,907	7,282,715	6,029	(38,476)	(32,447)
Columbia VP – Small Cap Value Fund	(25,720)	113,141	103,474	190,895	108,629	(640,459)	(185,622)	(15,144)	(732,596)	(541,701)	3,100,832	2,559,131	2,013	(19,560)	(17,547)

(a) Name Change. See Note 1.	11
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth and Income VIP Fund	$62,293	$(1,021,675)	$2,078,212	$1,118,830	$182,364	$(1,216,568)	$(177,798)	$(27,020)	$(1,239,022)	$(120,192)	$7,329,741	$7,209,549	6,676	(49,765)	(43,089)
Franklin Income VIP Fund	575,813	(57,184)	333,773	852,402	37,955	(1,695,208)	958,016	(30,316)	(729,553)	122,849	15,665,949	15,788,798	49,530	(82,001)	(32,471)
Franklin Large Cap Growth VIP Fund	(78,666)	422,857	863,708	1,207,899	214,689	(736,318)	(256,960)	(38,915)	(817,504)	390,395	5,147,198	5,537,593	6,184	(27,600)	(21,416)
Franklin Mutual Shares VIP Fund	113,277	(314,674)	2,105,014	1,903,617	413,806	(3,167,789)	(690,957)	(172,040)	(3,616,980)	(1,713,363)	20,225,642	18,512,279	13,312	(197,902)	(184,590)
Franklin Small Cap Value VIP Fund	(10,983)	38,950	169,181	197,148	97,134	(76,070)	73,604	(3,475)	91,193	288,341	1,897,536	2,185,877	6,748	(3,357)	3,391
Invesco V.I. American Franchise Fund	(41,901)	(123,539)	953,962	788,522	114,669	(612,496)	25,460	(5,635)	(478,002)	310,520	2,446,965	2,757,485	4,703	(14,304)	(9,601)
Invesco V.I. American Value Fund	(81,237)	1,045,157	2,378,635	3,342,555	390,884	(2,115,959)	(2,868,546)	(129,986)	(4,723,607)	(1,381,052)	13,675,745	12,294,693	9,710	(165,664)	(155,954)
Invesco V.I. Comstock Fund	5,746	1,303,154	98,019	1,406,919	331,142	(2,260,583)	(553,108)	(96,506)	(2,579,055)	(1,172,136)	11,345,077	10,172,941	6,661	(95,073)	(88,412)
Invesco V.I. EQV International Equity Fund	6,277	(31,360)	1,617	(23,466)	146,402	(756,937)	118,825	(46,901)	(538,611)	(562,077)	4,291,215	3,729,138	15,658	(52,211)	(36,553)
Invesco V.I. Discovery Mid Cap Growth Fund	(34,455)	(245,731)	818,477	538,291	50,030	(250,593)	(313,101)	(28,079)	(541,743)	(3,452)	2,628,209	2,624,757	10,054	(46,643)	(36,589)
Templeton Foreign VIP Fund	80,238	32,065	(280,711)	(168,408)	314,125	(1,397,885)	260,221	(80,979)	(904,518)	(1,072,926)	8,648,020	7,575,094	54,029	(124,797)	(70,768)
Templeton Global Bond VIP Fund	(24,319)	(72,503)	(115,344)	(212,166)	8,048	(186,854)	126,366	(692)	(53,132)	(265,298)	1,672,241	1,406,943	19,255	(26,947)	(7,692)
Templeton Growth VIP Fund	(10,105)	31,879	65,536	87,310	24,559	(208,743)	10,932	(2,833)	(176,085)	(88,775)	2,129,539	2,040,764	3,206	(10,577)	(7,371)
Morgan Stanley VIF Emerging Markets Debt Portfolio	51,451	(27,453)	30,282	54,280	1,100	(50,401)	(2,440)	(1,759)	(53,500)	780	588,666	589,446	593	(4,377)	(3,784)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(2,305)	(27,160)	135,922	106,457	2,039	(249,793)	112,311	(3,965)	(139,408)	(32,951)	1,468,991	1,436,040	9,209	(15,011)	(5,802)
Morgan Stanley VIF U.S. Real Estate Portfolio	39,219	(102,413)	490,858	427,664	61,812	(685,136)	(3,357,172)	(26,743)	(4,007,239)	(3,579,575)	3,579,575	—	9,085	(284,742)	(275,657)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(197,879)	4,817,426	(901,266)	3,718,281	198,385	(4,811,890)	(1,101,791)	(160,335)	(5,875,631)	(2,157,350)	13,957,773	11,800,423	12,829	(153,068)	(140,239)
BlackRock Global Allocation V.I. Fund	1,932	112,342	748	115,022	31,414	(124,566)	60,749	(10,758)	(43,161)	71,861	1,570,539	1,642,400	7,119	(10,035)	(2,916)
BlackRock High Yield V.I. Fund	52,639	(8,768)	17,818	61,689	43,705	(58,916)	9,314	(10,048)	(15,945)	45,744	917,291	963,035	7,347	(8,341)	(994)
BlackRock Total Return V.I. Fund	48,241	(91,715)	40,941	(2,533)	104,967	(425,533)	164,522	(28,070)	(184,114)	(186,647)	1,871,217	1,684,570	31,173	(49,815)	(18,642)
TOPS® Managed Risk Moderate Growth ETF Portfolio	22,970	27,658	77,947	128,575	2,353	(274,647)	27,774	(37,630)	(282,150)	(153,575)	2,186,683	2,033,108	3,801	(25,144)	(21,343)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	94,559	(72,713)	(28,918)	(7,072)	294,856	(375,225)	1,040,316	(35,069)	924,878	917,806	2,532,529	3,450,335	130,925	(39,034)	91,891
American Funds I.S. Capital Income Builder Fund	23,531	35,393	53,854	112,778	50,025	(131,200)	(74,979)	(7,535)	(163,689)	(50,911)	1,422,314	1,371,403	5,601	(17,661)	(12,060)
American Funds I.S. Global Growth Fund	(13,097)	634,189	451,781	1,072,873	130,206	(955,812)	(130,857)	(5,343)	(961,806)	111,067	9,211,058	9,322,125	3,615	(43,004)	(39,389)
American Funds I.S. Growth Fund	(203,254)	1,272,706	3,120,399	4,189,851	69,745	(2,389,603)	(29,748)	(20,344)	(2,369,950)	1,819,901	15,326,754	17,146,655	17,316	(79,068)	(61,752)
American Funds I.S. Growth-Income Fund	(95,764)	1,402,046	1,928,689	3,234,971	573,601	(2,021,447)	(423,218)	(27,857)	(1,898,921)	1,336,050	15,154,092	16,490,142	13,117	(79,683)	(66,566)
American Funds I.S. New World Fund	(3,366)	65,167	68,520	130,321	81,798	(283,093)	33,928	(26,286)	(193,653)	(63,332)	2,669,761	2,606,429	13,975	(27,523)	(13,548)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(699)	13,272	21,884	34,457	—	(28,460)	47	(54)	(28,467)	5,990	364,414	370,404	3	(671)	(668)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(10,118)	42,156	150,957	182,995	63,944	(230,185)	(54,264)	(12,423)	(232,928)	(49,933)	2,091,326	2,041,393	3,699	(11,437)	(7,738)
Advisor Class:
PIMCO VIT All Asset Portfolio	20,982	(4,763)	(7,253)	8,966	1,600	(32,484)	25,017	(1,940)	(7,807)	1,159	432,310	433,469	1,811	(2,276)	(465)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	369	(3,527)	3,583	425	—	(541)	(27,056)	(42)	(27,639)	(27,214)	42,976	15,762	104	(2,666)	(2,562)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	6,915	5,424	25,710	38,049	71,481	(391,681)	187,910	(13,684)	(145,974)	(107,925)	1,361,156	1,253,231	43,473	(71,638)	(28,165)
PIMCO VIT Long-Term U.S. Government Portfolio	2,432	(46,542)	30,597	(13,513)	720	(13,810)	(25,452)	(436)	(38,978)	(52,491)	217,684	165,193	1,755	(6,050)	(4,295)
PIMCO VIT Low Duration Portfolio	123,439	(66,258)	78,266	135,447	61,325	(1,078,782)	1,559,317	(22,709)	519,151	654,598	4,829,869	5,484,467	175,736	(131,467)	44,269
PIMCO VIT Real Return Portfolio	6,125	(13,307)	12,025	4,843	5,597	(84,734)	89,287	(984)	9,166	14,009	492,536	506,545	12,713	(11,344)	1,369
PIMCO VIT Total Return Portfolio	1,042,646	(1,219,394)	610,920	434,172	1,232,642	(6,497,761)	2,260,605	(488,338)	(3,492,852)	(3,058,680)	42,102,511	39,043,831	233,643	(502,411)	(268,768)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	2,603	6,569	(11,188)	(2,016)	554	(90,517)	30,165	(2,123)	(61,921)	(63,937)	248,805	184,868	4,835	(13,673)	(8,838)
Guggenheim VT Multi-Hedge Strategies Fund	5,935	1,712	(16,350)	(8,703)	960	(21,157)	18,600	(1,052)	(2,649)	(11,352)	178,615	167,263	2,009	(2,216)	(207)
Guggenheim VT Long Short Equity Fund	(826)	21,828	(13,139)	7,863	440	(2,629)	(108,794)	(88)	(111,071)	(103,208)	103,208	—	104	(8,603)	(8,499)
ETF Shares:
iShares® Core S&P 500 ETF	(1,060,665)	14,451,858	3,457,782	16,848,975	1,926,402	(15,190,993)	(8,652,982)	—	(21,917,573)	(5,068,598)	86,069,527	81,000,929	47,452	(258,078)	(210,626)
iShares® Core S&P Mid-Cap ETF	(306,043)	2,769,540	155,251	2,618,748	628,417	(4,203,213)	(1,283,503)	—	(4,858,299)	(2,239,551)	25,184,676	22,945,125	24,928	(83,942)	(59,014)
iShares® Core S&P Small-Cap ETF	(75,165)	1,092,130	(242,002)	774,963	295,805	(2,117,997)	(471,048)	—	(2,293,240)	(1,518,277)	13,812,329	12,294,052	15,884	(42,824)	(26,940)
iShares® Core U.S. Aggregate Bond ETF	13,544	(21,450)	(16,505)	(24,411)	64,000	(167,184)	154,173	—	50,989	26,578	1,483,737	1,510,315	10,037	(7,337)	2,700
iShares® iBoxx $ High Yield Corporate Bond ETF	28,061	22,476	(10,960)	39,577	4,000	(77,450)	(734)	—	(74,184)	(34,607)	788,376	753,769	684	(2,807)	(2,123)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	18,093	(12,406)	1,047	6,734	50,000	(132,615)	104,624	—	22,009	28,743	1,150,969	1,179,712	6,707	(5,247)	1,460
iShares® International Treasury Bond ETF	(226,066)	(295,441)	(486,395)	(1,007,902)	245,874	(1,901,870)	1,729,498	—	73,502	(934,400)	11,498,799	10,564,399	93,789	(89,319)	4,470
iShares® S&P 500 Growth ETF	(193,170)	1,794,674	1,004,212	2,605,716	313,235	(1,381,640)	(1,122,949)	—	(2,191,354)	414,362	8,907,996	9,322,358	10,165	(27,258)	(17,093)
iShares® S&P 500 Value ETF	(15,804)	409,918	(79,549)	314,565	50,696	(662,496)	(94,678)	—	(706,478)	(391,913)	3,495,950	3,104,037	2,296	(11,073)	(8,777)
iShares® TIPS Bond ETF	(154)	690	(2,475)	(1,939)	4,500	(68,799)	13,812	—	(50,487)	(52,426)	195,703	143,277	814	(2,580)	(1,766)
Vanguard® Developed Markets Index Fund, ETF Shares	64,388	493,197	(467,638)	89,947	265,606	(2,011,700)	552,412	—	(1,193,682)	(1,103,735)	12,099,984	10,996,249	24,829	(49,604)	(24,775)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(17,737)	144,568	166,515	293,346	64,000	(212,383)	(91,598)	—	(239,981)	53,365	2,162,422	2,215,787	2,327	(4,225)	(1,898)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	1,485	16,340	12,630	30,455	—	(60,416)	(17,835)	—	(78,251)	(47,796)	418,614	370,818	660	(3,499)	(2,839)

(a) Name Change. See Note 1.	12
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	$3,525	$384	$(2,591)	$1,318	$—	$(3,669)	$8,971	$—	$5,302	$6,620	$174,980	$181,600	341	(133)	208
Vanguard® Large-Cap Index Fund, ETF Shares	(21,907)	231,150	198,543	407,786	50,000	(244,734)	(115,711)	—	(310,445)	97,341	1,940,770	2,038,111	1,777	(4,021)	(2,244)
Vanguard® Mega Cap Index Fund, ETF Shares	(3,155)	24,225	34,176	55,246	50,000	(39,049)	6,658	—	17,609	72,855	225,299	298,154	1,866	(606)	1,260
Vanguard® Real Estate Index Fund, ETF Shares	12,014	32,307	(20,852)	23,469	4,000	(94,719)	(18,632)	—	(109,351)	(85,882)	955,960	870,078	1,528	(3,546)	(2,018)
Vanguard® Short-Term Bond Index Fund, ETF Shares	1,330	2,321	(2,094)	1,557	1,000	(73,241)	24,675	—	(47,566)	(46,009)	275,913	229,904	1,120	(3,419)	(2,299)
Vanguard® Total Bond Market Index Fund, ETF Shares	800,710	(652,193)	(1,129,798)	(981,281)	1,869,845	(14,111,992)	9,631,931	—	(2,610,216)	(3,591,497)	82,560,387	78,968,890	366,868	(474,850)	(107,982)

(a) Name Change. See Note 1.	13
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(60,463)	$(3,467,589)	$7,006,497	$3,478,445	$125,964	$(9,987,986)	$(28,978)	$(110,125)	$(10,001,125)	$(6,522,680)	$24,631,075	$18,108,395	39,865	(1,069,312)	(1,029,447)
Touchstone VST Bond Fund	312,509	(451,556)	556,560	417,513	80,198	(2,116,134)	(687,993)	(133,645)	(2,857,574)	(2,440,061)	11,725,527	9,285,466	90,374	(401,380)	(311,006)
Touchstone VST Common Stock Fund	(214,589)	3,066,138	3,194,119	6,045,668	73,233	(6,168,585)	(630,077)	(66,035)	(6,791,464)	(745,796)	27,354,511	26,608,715	3,839	(451,706)	(447,867)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	5,213	131,594	178,778	315,585	—	(281,461)	(97)	(429)	(281,987)	33,598	1,705,338	1,738,936	—	(8,058)	(8,058)
Fidelity VIP Overseas Portfolio	(4,348)	49,601	180,367	225,620	—	(115,489)	(38,813)	(963)	(155,265)	70,355	1,241,149	1,311,504	881	(5,559)	(4,678)
Fidelity VIP Equity-Income Portfolio	37,449	355,580	286,525	679,554	844,004	(1,832,508)	(67,095)	(1,680)	(1,057,279)	(377,725)	8,337,458	7,959,733	961	(12,385)	(11,424)
Fidelity VIP Growth Portfolio	(89,891)	685,776	1,576,935	2,172,820	—	(408,987)	7,495	(1,566)	(403,058)	1,769,762	6,533,100	8,302,862	549	(2,168)	(1,619)
Fidelity VIP High Income Portfolio	12,296	(5,880)	18,936	25,352	55,314	(62,370)	(25,996)	(128)	(33,180)	(7,828)	305,274	297,446	383	(1,504)	(1,121)
Fidelity VIP Asset Manager Portfolio	24,167	7,168	235,957	267,292	—	(130,111)	1,748	(1,154)	(129,517)	137,775	2,412,766	2,550,541	390	(2,346)	(1,956)
Fidelity VIP Contrafund® Portfolio	(111,638)	776,587	2,873,860	3,538,809	269,070	(1,147,235)	(240,236)	(3,109)	(1,121,510)	2,417,299	11,740,448	14,157,747	921	(13,099)	(12,178)
Fidelity VIP Index 500 Portfolio	3,998	395,663	759,192	1,158,853	—	(578,079)	(17,394)	(1,243)	(596,716)	562,137	4,994,032	5,556,169	1	(13,754)	(13,753)
Fidelity VIP Investment Grade Bond Portfolio	19,803	(27,407)	84,147	76,543	—	(127,199)	7	(1,092)	(128,284)	(51,741)	1,700,727	1,648,986	1	(5,239)	(5,238)
Fidelity VIP Government Money Market	397,654	—	—	397,654	4,331	(7,554,111)	5,994,326	(6,538)	(1,561,992)	(1,164,338)	9,592,278	8,427,940	2,019,371	(2,172,306)	(152,935)
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	536	7,408	6,963	14,907	672	(17,915)	3	(38)	(17,278)	(2,371)	178,572	176,201	22	(595)	(573)
Fidelity VIP Growth Portfolio	(7,498)	74,167	99,891	166,560	—	(80,383)	(36,698)	(172)	(117,253)	49,307	515,467	564,774	—	(2,705)	(2,705)
Fidelity VIP High Income Portfolio	3,001	(10,939)	14,259	6,321	36,740	(81,118)	(1,639)	(18)	(46,035)	(39,714)	113,237	73,523	3,865	(6,754)	(2,889)
Fidelity VIP Asset Manager Portfolio	19	18	281	318	—	(529)	(2)	(15)	(546)	(228)	3,142	2,914	—	(27)	(27)
Fidelity VIP Contrafund® Portfolio	(8,195)	40,765	177,198	209,768	720	(44,497)	(13)	(167)	(43,957)	165,811	685,087	850,898	14	(902)	(888)
Fidelity VIP Balanced Portfolio	267	6,653	19,569	26,489	—	(2,401)	—	(50)	(2,451)	24,038	135,979	160,017	—	(82)	(82)
Fidelity VIP Mid Cap Portfolio	(19,564)	77,947	231,910	290,293	—	(150,539)	(11)	(511)	(151,061)	139,232	2,227,810	2,367,042	—	(1,653)	(1,653)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	10,486	18,763	122,210	151,459	7,034	(131,001)	4,981	(3,904)	(122,890)	28,569	1,432,126	1,460,695	885	(7,030)	(6,145)
Fidelity VIP Balanced Portfolio	12,591	385,981	990,148	1,388,720	40,376	(931,676)	(18,175)	(12,823)	(922,298)	466,422	7,427,998	7,894,420	1,275	(32,363)	(31,088)
Fidelity VIP Bond Index Portfolio	93,460	(86,408)	329,826	336,878	460,762	(249,201)	543,285	(103,111)	651,735	988,613	8,216,904	9,205,517	115,515	(42,692)	72,823
Fidelity VIP Contrafund® Portfolio	(345,913)	2,612,939	5,687,760	7,954,786	142,075	(5,834,942)	(874,190)	(111,232)	(6,678,289)	1,276,497	28,268,614	29,545,111	10,058	(186,332)	(176,274)
Fidelity VIP Disciplined Small Cap Portfolio	(11,757)	20,168	452,475	460,886	98,029	(220,171)	(2,823)	(23,008)	(147,973)	312,913	2,447,845	2,760,758	8,689	(15,272)	(6,583)
Fidelity VIP Equity-Income Portfolio	13,315	157,372	164,777	335,464	23,886	(430,339)	106,316	(13,579)	(313,716)	21,748	4,055,847	4,077,595	5,635	(18,880)	(13,245)
Fidelity VIP Extended Market Index Portfolio	235	354	3,023	3,612	2,100	(1,264)	14,713	(29)	15,520	19,132	10,933	30,065	1,425	(115)	1,310
Fidelity VIP Freedom 2010 Portfolio	5,532	16,372	(4,028)	17,876	—	(10,788)	547	(1,267)	(11,508)	6,368	245,879	252,247	43	(785)	(742)
Fidelity VIP Freedom 2015 Portfolio	10,097	(1,326)	37,210	45,981	—	(40,267)	3,007	(4,332)	(41,592)	4,389	533,945	538,334	197	(2,812)	(2,615)
Fidelity VIP Freedom 2020 Portfolio	52,293	(23,725)	331,000	359,568	—	(367,473)	(138,480)	(31,798)	(537,751)	(178,183)	3,670,176	3,491,993	82	(32,685)	(32,603)
Fidelity VIP Freedom 2025 Portfolio	65,209	11,893	523,448	600,550	1,500	(308,647)	139,592	(54,633)	(222,188)	378,362	5,259,609	5,637,971	7,608	(20,700)	(13,092)
Fidelity VIP Freedom 2030 Portfolio	7,318	23,041	83,371	113,730	15,582	(90,191)	35,687	(216)	(39,138)	74,592	925,222	999,814	2,855	(4,961)	(2,106)
Fidelity VIP Growth Portfolio	(241,819)	898,515	4,406,087	5,062,783	591,272	(1,487,748)	(1,368,311)	(88,798)	(2,353,585)	2,709,198	15,762,134	18,471,332	30,430	(85,176)	(54,746)
Fidelity VIP High Income Portfolio	227,828	(344,850)	449,051	332,029	10,124	(468,553)	(70,683)	(8,004)	(537,116)	(205,087)	5,320,947	5,115,860	237,155	(269,429)	(32,274)
Fidelity VIP Index 500 Portfolio	(62,389)	2,602,578	5,687,120	8,227,309	708,407	(3,410,940)	(31,074)	(134,296)	(2,867,903)	5,359,406	36,132,075	41,491,481	204,327	(304,442)	(100,115)
Fidelity VIP International Index Portfolio	32,077	5,513	253,340	290,930	142,585	(45,343)	(37,944)	(21,762)	37,536	328,466	1,985,192	2,313,658	16,965	(13,386)	3,579
Fidelity VIP Investment Grade Bond Portfolio	269,576	(733,084)	1,596,133	1,132,625	442,148	(3,632,590)	1,422,382	(255,443)	(2,023,503)	(890,878)	27,237,381	26,346,503	159,553	(319,861)	(160,308)
Fidelity VIP Mid Cap Portfolio	(63,742)	90,804	792,238	819,300	99,158	(496,023)	455,878	(14,145)	44,868	864,168	6,251,053	7,115,221	29,523	(28,274)	1,249
Fidelity VIP Overseas Portfolio	(13,523)	50,209	328,451	365,137	3,927	(303,595)	(8,594)	(6,248)	(314,510)	50,627	2,163,134	2,213,761	12,131	(31,276)	(19,145)
Fidelity VIP Target Volatility Portfolio	23,673	(21,317)	483,297	485,653	10,625	(278,929)	138,448	(59,420)	(189,276)	296,377	4,109,647	4,406,024	16,191	(29,951)	(13,760)
Fidelity VIP Total Market Index Portfolio	(10,878)	44,684	686,940	720,746	206,678	(104,230)	(158,147)	(38,079)	(93,778)	626,968	2,991,236	3,618,204	17,514	(23,653)	(6,139)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(24,883)	71,163	97,594	143,874	25,992	(205,094)	53,338	(4,556)	(130,320)	13,554	1,783,846	1,797,400	5,331	(10,852)	(5,521)
Franklin Growth and Income VIP Fund	11,082	(154,871)	225,051	81,262	—	(122,972)	(17,351)	(672)	(140,995)	(59,733)	1,153,967	1,094,234	—	(3,818)	(3,818)
Franklin Income VIP Fund	109,995	151,877	(50,541)	211,331	83,386	(504,832)	(3,326)	(603)	(425,375)	(214,044)	3,120,727	2,906,683	191	(13,611)	(13,420)
LVIP JPMorgan Mid Cap Value Fund	7,391	37,224	(7,072)	37,543	—	(14,185)	(7)	(286)	(14,478)	23,065	410,760	433,825	—	(358)	(358)
Morgan Stanley VIF Emerging Markets Debt Portfolio	13,643	(2,762)	8,049	18,930	—	(5,502)	352	(178)	(5,328)	13,602	185,735	199,337	20	(245)	(225)
Morgan Stanley VIF U.S. Real Estate Portfolio	4,472	(18,117)	113,333	99,688	—	(339,507)	1,115	(752)	(339,144)	(239,456)	998,255	758,799	27	(10,950)	(10,923)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	28,084	688,458	(141,379)	575,163	73,211	(998,626)	152,626	(96,851)	(869,640)	(294,477)	7,199,384	6,904,907	23,158	(87,151)	(63,993)
Columbia VP – Small Cap Value Fund	(29,027)	(41,306)	609,447	539,114	3,710	(378,401)	43,357	(14,234)	(345,568)	193,546	2,907,286	3,100,832	5,941	(15,620)	(9,679)

(a) Name Change. See Note 1.	14
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth and Income VIP Fund	$57,759	$(789,230)	$1,239,351	$507,880	$77,622	$(666,930)	$173,862	$(22,573)	$(438,019)	$69,861	$7,259,880	$7,329,741	13,214	(26,897)	(13,683)
Franklin Income VIP Fund	581,186	784,578	(286,799)	1,078,965	240,032	(2,105,736)	306,935	(25,245)	(1,584,014)	(505,049)	16,170,998	15,665,949	34,608	(115,907)	(81,299)
Franklin Large Cap Growth VIP Fund	(67,198)	(197,408)	1,830,598	1,565,992	71,976	(541,479)	(284,872)	(32,361)	(786,736)	779,256	4,367,942	5,147,198	2,959	(28,530)	(25,571)
Franklin Mutual Shares VIP Fund	98,409	769,745	1,389,361	2,257,515	516,146	(2,706,722)	176,592	(148,305)	(2,162,289)	95,226	20,130,416	20,225,642	43,088	(171,596)	(128,508)
Franklin Small Cap Value VIP Fund	(17,413)	39,922	168,175	190,684	14,818	(102,288)	(42,938)	(2,621)	(133,029)	57,655	1,839,881	1,897,536	1,506	(7,343)	(5,837)
Invesco V.I. American Franchise Fund	(33,444)	(136,626)	909,200	739,130	21,243	(519,504)	39,743	(6,968)	(465,486)	273,644	2,173,321	2,446,965	2,820	(17,518)	(14,698)
Invesco V.I. American Value Fund	(122,604)	2,550,100	(643,306)	1,784,190	332,448	(1,820,070)	637,502	(107,285)	(957,405)	826,785	12,848,960	13,675,745	55,164	(90,947)	(35,783)
Invesco V.I. Comstock Fund	18,317	1,328,962	(209,827)	1,137,452	466,547	(2,033,516)	621,387	(87,937)	(1,033,519)	103,933	11,241,144	11,345,077	31,535	(72,213)	(40,678)
Invesco V.I. EQV International Equity Fund	(57,467)	(117,042)	831,155	656,646	222,553	(707,628)	(111,610)	(41,211)	(637,896)	18,750	4,272,465	4,291,215	12,036	(58,949)	(46,913)
Invesco V.I. Discovery Mid Cap Growth Fund	(31,746)	(74,819)	372,740	266,175	153,851	(139,819)	78,308	(22,819)	69,521	335,696	2,292,513	2,628,209	22,071	(16,468)	5,603
Templeton Foreign VIP Fund	157,854	(162,952)	1,514,352	1,509,254	142,616	(902,439)	(483,314)	(71,685)	(1,314,822)	194,432	8,453,588	8,648,020	21,017	(141,270)	(120,253)
Templeton Global Bond VIP Fund	(26,695)	(93,606)	138,825	18,524	33,649	(272,043)	(59,093)	(877)	(298,364)	(279,840)	1,952,081	1,672,241	3,600	(42,806)	(39,206)
Templeton Growth VIP Fund	39,683	(30,902)	355,046	363,827	1,765	(149,511)	(53,470)	(2,207)	(203,423)	160,404	1,969,135	2,129,539	443	(12,685)	(12,242)
Morgan Stanley VIF Emerging Markets Debt Portfolio	40,838	(33,174)	48,358	56,022	960	(57,266)	4,936	(1,526)	(52,896)	3,126	585,540	588,666	920	(4,740)	(3,820)
Morgan Stanley VIF Emerging Markets Equity Portfolio	469	(181,906)	311,902	130,465	2,144	(263,012)	20,580	(3,410)	(243,698)	(113,233)	1,582,224	1,468,991	11,191	(33,970)	(22,779)
Morgan Stanley VIF U.S. Real Estate Portfolio	21,248	(259,708)	653,872	415,412	53,218	(416,420)	102,588	(28,856)	(289,470)	125,942	3,453,633	3,579,575	16,891	(40,595)	(23,704)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(189,053)	(207,199)	5,632,407	5,236,155	346,604	(2,170,439)	(3,703,250)	(167,908)	(5,694,993)	(458,838)	14,416,611	13,957,773	11,258	(216,704)	(205,446)
BlackRock Global Allocation V.I. Fund	17,182	(30,006)	176,315	163,491	33,010	(172,166)	20,952	(8,135)	(126,339)	37,152	1,533,387	1,570,539	4,286	(13,021)	(8,735)
BlackRock High Yield V.I. Fund	47,794	(16,773)	69,274	100,295	13,429	(108,289)	4,670	(8,313)	(98,503)	1,792	915,499	917,291	3,187	(11,139)	(7,952)
BlackRock Total Return V.I. Fund	40,004	(58,621)	81,483	62,866	109,266	(255,817)	245,671	(22,186)	76,934	139,800	1,731,417	1,871,217	40,677	(33,272)	7,405
TOPS® Managed Risk Moderate Growth ETF Portfolio	(25,669)	(986,547)	1,211,096	198,880	—	(533,617)	21,197	(33,297)	(545,717)	(346,837)	2,533,520	2,186,683	7,886	(52,408)	(44,522)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	47,478	(67,767)	98,588	78,299	142,772	(337,401)	245,837	(27,373)	23,835	102,134	2,430,395	2,532,529	33,378	(31,005)	2,373
American Funds I.S. Capital Income Builder Fund	18,086	23,623	56,199	97,908	77,376	(234,559)	37,008	(5,803)	(125,978)	(28,070)	1,450,384	1,422,314	8,201	(18,544)	(10,343)
American Funds I.S. Global Growth Fund	(68,841)	880,677	816,729	1,628,565	123,022	(730,840)	(52,182)	(4,249)	(664,249)	964,316	8,246,742	9,211,058	3,657	(36,746)	(33,089)
American Funds I.S. Growth Fund	(172,322)	1,022,631	3,413,210	4,263,519	203,642	(1,728,543)	390,057	(18,510)	(1,153,354)	3,110,165	12,216,589	15,326,754	22,797	(61,788)	(38,991)
American Funds I.S. Growth-Income Fund	(53,989)	1,170,974	2,067,444	3,184,429	136,708	(3,126,215)	(45,689)	(21,945)	(3,057,141)	127,288	15,026,804	15,154,092	8,967	(148,742)	(139,775)
American Funds I.S. New World Fund	(1,457)	(3,235)	344,155	339,463	64,563	(202,806)	26,492	(21,450)	(133,201)	206,262	2,463,499	2,669,761	12,015	(22,350)	(10,335)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(1,031)	(38,574)	88,343	48,738	—	(27,754)	30,035	(57)	2,224	50,962	313,452	364,414	4,389	(4,306)	83
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(10,118)	(30,324)	307,789	267,347	124,476	(100,007)	145,925	(8,967)	161,427	428,774	1,662,552	2,091,326	24,540	(17,790)	6,750
Advisor Class:
PIMCO VIT All Asset Portfolio	6,718	(21,727)	43,667	28,658	800	(112,401)	(17,756)	(1,533)	(130,890)	(102,232)	534,542	432,310	456	(9,184)	(8,728)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	560	660	1,873	3,093	—	(1,927)	521	(78)	(1,484)	1,609	41,367	42,976	125	(273)	(148)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	220,637	(52,355)	(316,622)	(148,340)	1,680	(251,719)	148,450	(13,522)	(115,111)	(263,451)	1,624,607	1,361,156	36,191	(57,966)	(21,775)
PIMCO VIT Long-Term U.S. Government Portfolio	2,230	(27,975)	30,853	5,108	720	(24,767)	(3,474)	(614)	(28,135)	(23,027)	240,711	217,684	1,484	(4,716)	(3,232)
PIMCO VIT Low Duration Portfolio	105,002	(83,797)	153,832	175,037	66,086	(626,171)	(1,134,396)	(19,864)	(1,714,345)	(1,539,308)	6,369,177	4,829,869	71,665	(237,431)	(165,766)
PIMCO VIT Real Return Portfolio	9,461	(32,145)	30,806	8,122	26,095	(110,298)	(103,809)	(1,038)	(189,050)	(180,928)	673,464	492,536	2,577	(18,361)	(15,784)
PIMCO VIT Total Return Portfolio	878,441	(1,124,315)	2,020,356	1,774,482	1,237,163	(5,662,364)	2,210,192	(427,814)	(2,642,823)	(868,341)	42,970,852	42,102,511	195,564	(408,492)	(212,928)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	5,761	8,912	(7,759)	6,914	656	(33,139)	8,489	(2,095)	(26,089)	(19,175)	267,980	248,805	2,476	(6,069)	(3,593)
Guggenheim VT Multi-Hedge Strategies Fund	2,629	3,030	(135)	5,524	1,192	(18,310)	(1,347)	(925)	(19,390)	(13,866)	192,481	178,615	1,042	(3,085)	(2,043)
Guggenheim VT Long Short Equity Fund	(1,154)	882	11,167	10,895	720	(5,704)	(1,092)	(138)	(6,214)	4,681	98,527	103,208	131	(641)	(510)
ETF Shares:
iShares® Core S&P 500 ETF	(845,340)	8,869,553	9,493,603	17,517,816	2,754,676	(9,471,711)	(6,077,515)	—	(12,794,550)	4,723,266	81,346,261	86,069,527	95,220	(206,696)	(111,476)
iShares® Core S&P Mid-Cap ETF	(237,127)	1,582,869	1,798,993	3,144,735	753,131	(2,572,759)	457,337	—	(1,362,291)	1,782,444	23,402,232	25,184,676	49,687	(51,748)	(2,061)
iShares® Core S&P Small-Cap ETF	(142,765)	562,080	1,270,621	1,689,936	468,244	(1,325,768)	689,681	—	(167,843)	1,522,093	12,290,236	13,812,329	37,177	(25,096)	12,081
iShares® Core U.S. Aggregate Bond ETF	6,554	(44,575)	73,223	35,202	32,361	(296,919)	100,083	—	(164,475)	(129,273)	1,613,010	1,483,737	6,672	(14,079)	(7,407)
iShares® iBoxx $ High Yield Corporate Bond ETF	28,046	8,678	29,454	66,178	16,229	(50,978)	182	—	(34,567)	31,611	756,765	788,376	967	(1,902)	(935)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	13,528	(2,940)	60,228	70,816	181,269	(419,805)	76,782	—	(161,754)	(90,938)	1,241,907	1,150,969	12,787	(18,494)	(5,707)
iShares® International Treasury Bond ETF	(284,068)	(201,039)	821,356	336,249	346,004	(1,180,537)	924,211	—	89,678	425,927	11,072,872	11,498,799	67,860	(63,227)	4,633
iShares® S&P 500 Growth ETF	(124,066)	987,713	1,212,480	2,076,127	220,612	(862,598)	(753,897)	—	(1,395,883)	680,244	8,227,752	8,907,996	10,760	(22,724)	(11,964)
iShares® S&P 500 Value ETF	(23,055)	212,940	404,421	594,306	57,073	(381,547)	(136,900)	—	(461,374)	132,932	3,363,018	3,495,950	3,399	(8,766)	(5,367)
iShares® TIPS Bond ETF	512	1,433	(501)	1,444	23,951	(25,878)	8,816	—	6,889	8,333	187,370	195,703	1,530	(1,251)	279
Vanguard® Developed Markets Index Fund, ETF Shares	81,333	519,429	1,066,976	1,667,738	345,299	(1,322,877)	(470,131)	—	(1,447,709)	220,029	11,879,955	12,099,984	20,981	(54,811)	(33,830)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(11,505)	111,636	135,706	235,837	154,716	(278,398)	(30,384)	—	(154,066)	81,771	2,080,651	2,162,422	6,839	(5,057)	1,782
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	3,429	(6,339)	30,593	27,683	14,820	(113,701)	16,096	—	(82,785)	(55,102)	473,716	418,614	1,922	(5,085)	(3,163)

(a) Name Change. See Note 1.	15
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	$2,552	$(972)	$9,269	$10,849	$—	$(29,170)	$2,498	$—	$(26,672)	$(15,823)	$190,803	$174,980	185	(1,200)	(1,015)
Vanguard® Large-Cap Index Fund, ETF Shares	(15,981)	168,869	256,478	409,366	57,500	(293,473)	(61,527)	—	(297,500)	111,866	1,828,904	1,940,770	2,947	(5,272)	(2,325)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,811)	7,242	43,546	48,977	1,183	(12,853)	2,156	—	(9,514)	39,463	185,836	225,299	192	(326)	(134)
Vanguard® Real Estate Index Fund, ETF Shares	15,573	3,205	63,644	82,422	8,082	(30,752)	30,429	—	7,759	90,181	865,779	955,960	1,730	(1,135)	595
Vanguard® Short-Term Bond Index Fund, ETF Shares	(827)	(49)	6,418	5,542	—	(41,595)	8,357	—	(33,238)	(27,696)	303,609	275,913	897	(2,516)	(1,619)
Vanguard® Total Bond Market Index Fund, ETF Shares	449,389	(697,244)	2,574,590	2,326,735	2,602,477	(8,825,893)	6,244,402	—	20,986	2,347,721	80,212,666	82,560,387	347,131	(344,045)	3,086

(a) Name Change. See Note 1.	16
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2024

1. Organization and Nature of Operations

Integrity Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Integrity Life Insurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guaranteed rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”) and a Systematic Transfer Option (“STO”), which accumulates interest at a fixed rate without an MVA. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution. In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division or quarterly rate option.

Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Columbia Funds Variable Portfolios
Non-Affiliated Class 2	Non-Affiliated Class 1
American Funds I.S. Managed Risk Asset Allocation Fund	Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 4	Non-Affiliated Class 2
American Funds I.S. The Bond Fund of America	Columbia VP – Small Cap Value Fund
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund	DWS Investments VIT Funds
American Funds I.S. Growth Fund	Non-Affiliated Class A:
American Funds I.S. Growth-Income Fund	DWS Small Cap Index VIP Fund
American Funds I.S. New World Fund	Non-Affiliated Class B:
DWS Small Cap Index VIP Fund
BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

17

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 1:
Fidelity VIP Balanced Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP Overseas Portfolio	Franklin Income VIP Fund
Fidelity VIP Equity-Income Portfolio	Non-Affiliated Class 2:
Fidelity VIP Growth Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP High Income Portfolio	Franklin Income VIP Fund
Fidelity VIP Asset Manager Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Index 500 Portfolio	Franklin Small Cap Value VIP Fund
Fidelity VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Fidelity VIP Government Money Market	Templeton Global Bond VIP Fund
Non-Affiliated Service Class:	Templeton Growth VIP Fund
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP High Income Portfolio	Investor Class:
Fidelity VIP Asset Manager Portfolio	Guggenheim VT Global Managed Futures Strategy Fund
Fidelity VIP Contrafund® Portfolio	Guggenheim VT Multi-Hedge Strategies Fund
Fidelity VIP Balanced Portfolio
Fidelity VIP Mid Cap Portfolio
iShares Trust
Non-Affiliated Service Class 2:	ETF Shares:
Fidelity VIP Asset Manager Portfolio	iShares® Core S&P 500 ETF
Fidelity VIP Balanced Portfolio	iShares® Core S&P Mid-Cap ETF
Fidelity VIP Bond Index Portfolio	iShares® Core S&P Small-Cap ETF
Fidelity VIP Contrafund® Portfolio	iShares® Core U.S. Aggregate Bond ETF
Fidelity VIP Disciplined Small Cap Portfolio	iShares® iBoxx $ High Yield Corporate Bond ETF
Fidelity VIP Equity-Income Portfolio	iShares® 5-10 Year Investment Grade Corporate Bond ETF
Fidelity VIP Extended Market Index Portfolio	iShares® International Treasury Bond ETF
Fidelity VIP Freedom 2010 Portfolio	iShares® S&P 500 Growth ETF
Fidelity VIP Freedom 2015 Portfolio	iShares® S&P 500 Value ETF
Fidelity VIP Freedom 2020 Portfolio	iShares® TIPS Bond ETF
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio	Invesco (AIM) Variable Insurance Funds
Fidelity VIP Growth Portfolio	Non-Affiliated Class 2:
Fidelity VIP High Income Portfolio	Invesco V.I. American Franchise Fund
Fidelity VIP Index 500 Portfolio	Invesco V.I. American Value Fund
Fidelity VIP International Index Portfolio	Invesco V.I. Comstock Fund
Fidelity VIP Investment Grade Bond Portfolio	Invesco V.I. EQV International Equity Fund
Fidelity VIP Mid Cap Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio
18

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Lincoln Financial Group	Touchstone Variable Series Trust
Non-Affiliated Class 1:	Affiliated Service Class:
LVIP JPMorgan Mid Cap Value Fund	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Morgan Stanley Variable Insurance Funds, Inc.	Touchstone VST Common Stock Fund
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio

Non-Affiliated Class 2:	The Vanguard Index Funds
Morgan Stanley VIF Emerging Markets Debt Portfolio	ETF Shares:
Morgan Stanley VIF Emerging Markets Equity Portfolio	Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Pimco Variable Insurance Trust	Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Advisor Class:	Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
PIMCO VIT All Asset Portfolio	Vanguard® Large-Cap Index Fund, ETF Shares
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	Vanguard® Mega Cap Index Fund, ETF Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Vanguard® Real Estate Index Fund, ETF Shares
PIMCO VIT Long-Term U.S. Government Portfolio	Vanguard® Short-Term Bond Index Fund, ETF Shares
PIMCO VIT Low Duration Portfolio	Vanguard® Total Bond Market Index Fund, ETF Shares
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

19

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2024 except for the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 8/16/2024	Guggenheim VT Long Short Equity Fund
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio Class II

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the years ended December 31, 2024 and December 31, 2023 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 8/16/2024	Guggenheim VT Long Short Equity Fund
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio Class II

American Trust Custody, a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 104 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2024. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares are determined based on the identified cost basis.

20

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair Value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

21

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account.

No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Reporting

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.
22

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2024 and the cost of investments held at December 31, 2024, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$707,838	$(3,218,374)	$17,320,711
Touchstone VST Bond Fund	1,428,328	(3,625,446)	7,975,002
Touchstone VST Common Stock Fund	2,105,491	(4,793,976)	21,022,088
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	89,437	(221,237)	1,361,896
Fidelity VIP Overseas Portfolio	78,348	(170,989)	993,802
Fidelity VIP Equity-Income Portfolio	621,548	(958,916)	7,252,188
Fidelity VIP Growth Portfolio	2,038,207	(1,044,693)	8,113,803
Fidelity VIP High Income Portfolio	18,801	(20,522)	333,150
Fidelity VIP Asset Manager Portfolio	77,798	(363,298)	2,235,998
Fidelity VIP Contrafund® Portfolio	2,057,763	(1,817,016)	12,365,821
Fidelity VIP Index 500 Portfolio	79,020	(748,056)	3,063,835
Fidelity VIP Investment Grade Bond Portfolio	54,141	(211,150)	1,690,878
Fidelity VIP Government Money Market	5,454,291	(3,097,708)	10,784,522
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	265,187	(49,168)	389,037
Fidelity VIP Growth Portfolio	148,085	(32,461)	604,775
Fidelity VIP High Income Portfolio	1,328	(52,425)	22,760
Fidelity VIP Asset Manager Portfolio	91	(114)	2,871
Fidelity VIP Contrafund® Portfolio	119,552	(97,487)	718,473
Fidelity VIP Balanced Portfolio	8,157	(10,141)	126,705
Fidelity VIP Mid Cap Portfolio	318,364	(417,232)	2,208,407
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	105,706	(213,533)	1,358,753
Fidelity VIP Balanced Portfolio	597,838	(1,241,735)	6,834,756
Fidelity VIP Bond Index Portfolio	1,718,638	(817,674)	10,747,044
Fidelity VIP Contrafund® Portfolio	5,434,232	(6,785,563)	25,462,053
Fidelity VIP Disciplined Small Cap Portfolio	153,209	(734,482)	2,163,031
Fidelity VIP Equity-Income Portfolio	491,763	(921,541)	3,636,790
Fidelity VIP Extended Market Index Portfolio	5,204	(11,977)	22,162
Fidelity VIP Freedom 2010 Portfolio	8,000	(72,376)	214,042
Fidelity VIP Freedom 2015 Portfolio	35,547	(61,748)	595,791
Fidelity VIP Freedom 2020 Portfolio	182,669	(580,587)	3,278,532
Fidelity VIP Freedom 2025 Portfolio	255,244	(1,034,833)	4,959,522
Fidelity VIP Freedom 2030 Portfolio	114,530	(139,654)	890,677
Fidelity VIP Growth Portfolio	5,248,682	(3,918,732)	19,683,359

(a) Name Change. See Note 1.	23
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Service Class 2 (continued):
Fidelity VIP High Income Portfolio	$295,414	$(1,389,691)	$4,165,654
Fidelity VIP Index 500 Portfolio	4,046,175	(9,045,247)	27,489,755
Fidelity VIP International Index Portfolio	400,386	(247,626)	2,457,014
Fidelity VIP Investment Grade Bond Portfolio	3,256,715	(5,641,288)	27,148,009
Fidelity VIP Mid Cap Portfolio	1,185,579	(1,535,352)	6,668,203
Fidelity VIP Overseas Portfolio	259,306	(564,535)	1,767,362
Fidelity VIP Target Volatility Portfolio	261,606	(455,441)	4,475,273
Fidelity VIP Total Market Index Portfolio	287,561	(744,123)	2,966,994
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	264,595	(256,955)	1,614,684
Franklin Growth and Income VIP Fund	48,235	(133,374)	1,085,704
Franklin Income VIP Fund	170,341	(317,796)	2,833,780
LVIP JPMorgan Mid Cap Value Fund	72,525	(113,564)	396,380
Morgan Stanley VIF Emerging Markets Debt Portfolio	21,402	(12,487)	264,719
Morgan Stanley VIF U.S. Real Estate Portfolio	49,655	(895,765)	—
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	326,758	(692,850)	7,234,946
Columbia VP – Small Cap Value Fund	222,952	(856,998)	2,390,708
Franklin Growth and Income VIP Fund	505,461	(1,539,251)	6,638,827
Franklin Income VIP Fund	1,830,247	(1,919,690)	16,066,251
Franklin Large Cap Growth VIP Fund	874,703	(1,151,785)	5,153,661
Franklin Mutual Shares VIP Fund	1,060,075	(4,165,980)	17,785,850
Franklin Small Cap Value VIP Fund	244,250	(115,955)	2,137,342
Invesco V.I. American Franchise Fund	209,726	(729,629)	2,199,615
Invesco V.I. American Value Fund	672,308	(5,185,277)	10,527,359
Invesco V.I. Comstock Fund	1,084,693	(2,920,443)	8,553,332
Invesco V.I. EQV International Equity Fund	315,588	(827,217)	3,946,576
Invesco V.I. Discovery Mid Cap Growth Fund	151,819	(728,019)	2,631,075
Templeton Foreign VIP Fund	884,463	(1,708,749)	7,087,554
Templeton Global Bond VIP Fund	142,821	(220,273)	1,880,648
Templeton Growth VIP Fund	84,622	(264,032)	1,891,798
Morgan Stanley VIF Emerging Markets Debt Portfolio	70,054	(72,108)	717,894
Morgan Stanley VIF Emerging Markets Equity Portfolio	153,352	(295,062)	1,483,868
Morgan Stanley VIF U.S. Real Estate Portfolio	192,257	(4,160,268)	—
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	5,011,057	(6,590,697)	13,394,176
BlackRock Global Allocation V.I. Fund	267,311	(181,210)	1,839,257
BlackRock High Yield V.I. Fund	164,101	(127,412)	993,418
BlackRock Total Return V.I. Fund	372,478	(508,350)	1,881,082
TOPS® Managed Risk Moderate Growth ETF Portfolio	103,102	(362,282)	1,801,365
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	1,445,045	(425,608)	3,828,973
American Funds I.S. Capital Income Builder Fund	117,482	(257,633)	1,224,505
American Funds I.S. Global Growth Fund	503,397	(1,196,635)	8,138,729
American Funds I.S. Growth Fund	1,089,803	(3,296,201)	14,310,491
American Funds I.S. Growth-Income Fund	1,255,174	(2,508,894)	12,530,779
American Funds I.S. New World Fund	253,769	(438,333)	2,602,972

(a) Name Change. See Note 1.	24
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	$14,729	$(33,665)	$321,688
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	175,293	(363,257)	2,048,648
Advisor Class:
PIMCO VIT All Asset Portfolio	56,056	(42,883)	495,142
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1,703	(28,974)	16,723
PIMCO VIT CommodityRealReturn® Strategy Portfolio	253,849	(392,910)	1,517,566
PIMCO VIT Long-Term U.S. Government Portfolio	20,057	(56,604)	244,941
PIMCO VIT Low Duration Portfolio	2,129,380	(1,486,794)	5,598,658
PIMCO VIT Real Return Portfolio	169,115	(153,825)	562,351
PIMCO VIT Total Return Portfolio	4,728,171	(7,178,373)	45,028,119
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	43,013	(99,087)	188,769
Guggenheim VT Multi-Hedge Strategies Fund	27,499	(24,215)	174,340
Guggenheim VT Long Short Equity Fund	1,454	(113,348)	—
ETF Shares:
iShares® Core S&P 500 ETF	3,253,056	(26,231,292)	49,118,739
iShares® Core S&P Mid-Cap ETF	1,409,236	(6,573,582)	16,293,561
iShares® Core S&P Small-Cap ETF	877,093	(3,245,502)	9,276,688
iShares® Core U.S. Aggregate Bond ETF	271,752	(207,218)	1,808,324
iShares® iBoxx $ High Yield Corporate Bond ETF	64,262	(110,403)	934,589
iShares® 5-10 Year Investment Grade Corporate Bond ETF	206,777	(166,676)	1,374,694
iShares® International Treasury Bond ETF	1,566,213	(1,718,773)	12,912,774
iShares® S&P 500 Growth ETF	642,739	(3,027,257)	5,416,234
iShares® S&P 500 Value ETF	224,107	(946,393)	2,278,042
iShares® TIPS Bond ETF	22,492	(73,135)	180,207
Vanguard® Developed Markets Index Fund, ETF Shares	1,206,675	(2,335,969)	10,906,010
Vanguard® Dividend Appreciation Index Fund, ETF Shares	108,469	(366,186)	1,568,402
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	28,514	(105,276)	412,467
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	17,073	(8,230)	222,753
Vanguard® Large-Cap Index Fund, ETF Shares	85,497	(417,856)	1,286,916
Vanguard® Mega Cap Index Fund, ETF Shares	80,300	(65,851)	233,510
Vanguard® Real Estate Index Fund, ETF Shares	93,552	(190,895)	941,558
Vanguard® Short-Term Bond Index Fund, ETF Shares	31,645	(77,889)	251,369
Vanguard® Total Bond Market Index Fund, ETF Shares	11,022,001	(12,831,506)	94,914,289

(a) Name Change. See Note 1.	25
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below under “Mortality and Expenses %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract owner’s account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and Expense %	Annual Administration Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
	AnnuiChoice - GMAB Rider	1.60	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	VAROOM	1.75	N/A
	VAROOM - Standard Option	2.35	N/A
	VAROOM - Self Styled Option	2.55	N/A
14	VAROOM II	1.90	N/A
	VAROOM II - Standard Option	2.55	N/A
	VAROOM II - Self Styled Option	2.75	N/A
	VAROOM II - Standard Option II	3.00	N/A
	VAROOM II - Self Styled Option II	3.20	N/A

For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.

26

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the contract owner’s account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

27

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)
5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

28

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2024
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	1,505	$11.33	to	$12.01	17,588	1.74%	0.60%	to	2.15%	11.16%	to	12.93%
Touchstone VST Bond Fund	730	9.38	to	9.96	6,966	4.02%	0.60%	to	1.67%	0.25%	to	1.34%
Touchstone VST Common Stock Fund	1,360	19.66	to	20.86	27,198	0.42%	0.60%	to	1.67%	19.23%	to	20.53%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	41	32.39	to	33.47	1,784	1.78%	1.10%	to	1.35%	14.35%	to	14.64%
Fidelity VIP Overseas Portfolio	29	14.13	to	17.11	1,214	1.56%	0.60%	to	1.67%	3.29%	to	4.42%
Fidelity VIP Equity-Income Portfolio	75	45.61	to	47.12	8,190	1.73%	1.10%	to	1.35%	13.78%	to	14.07%
Fidelity VIP Growth Portfolio	26			379.55	9,700	—%			1.35%			28.62%
Fidelity VIP High Income Portfolio	9			33.83	304	5.92%			1.35%			7.49%
Fidelity VIP Asset Manager Portfolio	32			75.41	2,403	2.30%			1.35%			7.02%
Fidelity VIP Contrafund® Portfolio	109	100.74	to	104.07	17,047	0.19%	1.10%	to	1.35%	31.98%	to	32.31%
Fidelity VIP Index 500 Portfolio	83	48.91	to	44.72	6,116	1.27%	1.10%	to	1.45%	23.08%	to	23.52%
Fidelity VIP Investment Grade Bond Portfolio	64	13.15	to	15.93	1,467	3.39%	0.60%	to	1.67%	0.08%	to	1.18%
Fidelity VIP Government Money Market	1,053	9.96	to	11.08	10,785	4.97%	0.60%	to	3.20%	1.72%		4.47%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	10			36.35	382	2.88%			1.45%			13.57%
Fidelity VIP Growth Portfolio	12	59.57	to	62.54	701	—%	1.10%	to	1.45%	28.37%	to	28.83%
Fidelity VIP High Income Portfolio	1			18.47	23	4.70%			1.45%			7.14%
Fidelity VIP Asset Manager Portfolio	-*			23.18	3	2.39%			1.45%			6.76%
Fidelity VIP Contrafund® Portfolio	14			73.20	1,035	0.09%			1.45%			31.69%
Fidelity VIP Balanced Portfolio	5			37.09	174	1.79%			1.45%			14.09%
Fidelity VIP Mid Cap Portfolio	21	113.97	to	113.51	2,354	0.44%	1.10%	to	1.45%	15.64%	to	16.06%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	64	23.20	to	27.47	1,431	2.24%	0.60%	to	1.67%	6.42%	to	7.58%
Fidelity VIP Balanced Portfolio	228	37.36	to	44.49	8,008	1.68%	0.60%	to	1.67%	13.69%	to	14.93%
Fidelity VIP Bond Index Portfolio	1,079	9.05	to	9.33	9,953	2.70%	1.00%	to	1.55%	(0.57)%	to	(0.02)%
Fidelity VIP Contrafund® Portfolio	648	72.78	to	80.46	33,602	0.03%	0.60%	to	1.67%	31.21%	to	32.64%
Fidelity VIP Disciplined Small Cap Portfolio	94	25.60	to	31.00	2,568	0.81%	0.60%	to	1.67%	14.62%	to	15.87%
Fidelity VIP Equity-Income Portfolio	139	37.38	to	40.76	3,930	1.53%	0.60%	to	1.67%	13.13%	to	14.36%
Fidelity VIP Extended Market Index Portfolio	2	14.70	to	15.15	26	1.11%	1.00%	to	1.55%	10.28%	to	10.90%
Fidelity VIP Freedom 2010 Portfolio	12	16.12	to	19.51	194	2.84%	0.60%	to	1.67%	3.39%	to	4.52%
Fidelity VIP Freedom 2015 Portfolio	29	17.19	to	20.81	513	2.96%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Freedom 2020 Portfolio	171	17.95	to	21.73	3,153	2.57%	0.60%	to	1.67%	5.60%	to	6.76%
Fidelity VIP Freedom 2025 Portfolio	253	19.55	to	23.68	5,187	2.19%	0.60%	to	1.67%	6.47%	to	7.63%
Fidelity VIP Freedom 2030 Portfolio	50	20.32	to	24.60	1,042	2.00%	0.60%	to	1.67%	7.30%	to	8.48%
Fidelity VIP Growth Portfolio	332	74.44	to	81.19	20,512	—%	0.60%	to	1.67%	27.89%	to	29.29%
Fidelity VIP High Income Portfolio	190	21.57	to	24.87	4,119	5.82%	0.60%	to	1.67%	6.79%	to	7.96%
Fidelity VIP Index 500 Portfolio	1,107	57.61	to	47.34	45,530	1.06%	0.60%	to	1.67%	22.50%	to	23.84%
Fidelity VIP International Index Portfolio	208	11.87	to	12.24	2,513	2.77%	1.00%	to	1.55%	3.19%	to	3.77%
Fidelity VIP Investment Grade Bond Portfolio	1,743	13.39	to	16.58	23,537	3.24%	0.60%	to	1.67%	(0.21)%	to	0.89%
Fidelity VIP Mid Cap Portfolio	170	61.38	to	62.71	6,954	0.33%	0.60%	to	1.67%	15.21%	to	16.47%
Fidelity VIP Overseas Portfolio	109	27.29	to	27.11	1,904	1.33%	0.60%	to	1.67%	3.05%	to	4.17%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	29
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2024
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	283	$15.79	to	$16.88	4,518	1.76%	1.00%	to	1.60%	8.04%	to	8.70%
Fidelity VIP Total Market Index Portfolio	207	18.72	to	19.30	3,943	1.11%	1.00%	to	1.55%	21.46%	to	22.14%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	72	27.47	to	30.14	2,048	—%	1.00%	to	1.67%	10.65%	to	11.41%
Franklin Growth and Income VIP Fund	25	45.53	to	47.03	1,156	2.35%	1.10%	to	1.35%	16.89%	to	17.18%
Franklin Income VIP Fund	80	35.02	to	36.18	2,807	5.21%	1.10%	to	1.35%	6.00%	to	6.27%
LVIP JPMorgan Mid Cap Value Fund	7	50.72	to	56.42	379	1.08%	1.00%	to	1.67%	12.37%	to	13.14%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	25.80	to	29.33	209	10.21%	1.00%	to	1.55%	9.50%	to	10.11%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	459	15.67	to	16.75	7,283	1.93%	1.00%	to	1.60%	12.78%	to	13.47%
Columbia VP – Small Cap Value Fund	59	41.81	to	46.51	2,559	0.54%	1.00%	to	1.67%	6.85%	to	7.58%
Franklin Growth and Income VIP Fund	210	38.86	to	42.45	7,210	2.26%	0.60%	to	1.67%	16.01%	to	17.28%
Franklin Income VIP Fund	713	27.52	to	30.43	15,789	5.11%	0.60%	to	1.67%	5.40%	to	6.56%
Franklin Large Cap Growth VIP Fund	127	49.30	to	55.92	5,538	—%	0.60%	to	1.67%	24.18%	to	25.53%
Franklin Mutual Shares VIP Fund	880	28.81	to	32.16	18,512	1.93%	0.60%	to	1.67%	9.40%	to	10.60%
Franklin Small Cap Value VIP Fund	83	25.29	to	30.62	2,186	0.94%	0.60%	to	1.67%	9.83%	to	11.03%
Invesco V.I. American Franchise Fund	52	60.68	to	70.30	2,757	—%	0.60%	to	1.67%	32.30%	to	33.75%
Invesco V.I. American Value Fund	362	31.93	to	35.76	12,295	0.72%	1.00%	to	1.67%	27.91%	to	28.79%
Invesco V.I. Comstock Fund	326	43.56	to	47.68	10,173	1.43%	0.60%	to	1.67%	12.94%	to	14.18%
Invesco V.I. EQV International Equity Fund	257	13.95	to	15.16	3,729	1.49%	1.00%	to	1.60%	(1.27)%	to	(0.66)%
Invesco V.I. Discovery Mid Cap Growth Fund	163	15.91	to	16.33	2,625	—%	1.00%	to	1.55%	21.99%	to	22.68%
Templeton Foreign VIP Fund	609	19.56	to	20.42	7,575	2.35%	0.60%	to	1.67%	(2.66)%	to	(1.59)%
Templeton Global Bond VIP Fund	206	6.75	to	7.25	1,407	—%	1.00%	to	1.60%	(12.80)%	to	(12.26)%
Templeton Growth VIP Fund	103	22.13	to	23.53	2,041	0.93%	0.60%	to	1.67%	3.63%	to	4.77%
Morgan Stanley VIF Emerging Markets Debt Portfolio	37	21.30	to	23.76	589	10.18%	0.60%	to	1.67%	9.41%	to	10.61%
Morgan Stanley VIF Emerging Markets Equity Portfolio	102	30.59	to	29.83	1,436	1.34%	0.60%	to	1.67%	5.91%	to	7.07%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	256	44.56	to	48.43	11,800	—%	1.00%	to	1.60%	29.81%	to	30.61%
BlackRock Global Allocation V.I. Fund	101	15.59	to	16.94	1,642	1.46%	1.00%	to	1.60%	7.17%	to	7.83%
BlackRock High Yield V.I. Fund	68	13.72	to	14.40	963	6.65%	1.00%	to	1.55%	6.18%	to	6.77%
BlackRock Total Return V.I. Fund	177	9.48	to	9.95	1,685	4.14%	1.00%	to	1.55%	(0.44)%	to	0.12%
TOPS® Managed Risk Moderate Growth ETF Portfolio	150	13.20	to	14.17	2,033	2.49%	1.00%	to	1.60%	5.85%	to	6.50%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	348	9.71	to	10.19	3,450	4.54%	1.00%	to	1.55%	(0.60)%	to	(0.04)%
American Funds I.S. Capital Income Builder Fund	99	13.64	to	14.40	1,371	3.09%	1.00%	to	1.55%	8.22%	to	8.83%
American Funds I.S. Global Growth Fund	380	24.21	to	25.89	9,322	1.37%	1.00%	to	1.60%	11.56%	to	12.25%
American Funds I.S. Growth Fund	392	42.78	to	45.75	17,147	0.16%	1.00%	to	1.60%	29.18%	to	29.98%
American Funds I.S. Growth-Income Fund	547	29.76	to	31.83	16,490	0.92%	1.00%	to	1.60%	21.93%	to	22.67%
American Funds I.S. New World Fund	177	14.16	to	15.14	2,606	1.15%	1.00%	to	1.60%	4.62%	to	5.26%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	8	41.55	to	45.06	370	1.18%	1.10%	to	1.45%	9.53%	to	9.92%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	72	38.18	to	39.41	2,041	0.87%	0.60%	to	1.67%	9.03%	to	10.22%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	30
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2024
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	27	$15.36	to	$17.20	433	6.34%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1	10.78	to	11.31	16	3.26%	1.00%	to	1.55%	3.72%	to	4.30%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	238	5.03	to	5.63	1,253	2.01%	1.00%	to	1.67%	2.22%	to	2.92%
PIMCO VIT Long-Term U.S. Government Portfolio	20	8.06	to	8.65	165	2.62%	1.00%	to	1.60%	(7.62)%	to	(7.05)%
PIMCO VIT Low Duration Portfolio	489	10.62	to	11.90	5,484	3.89%	1.00%	to	1.67%	2.64%	to	3.34%
PIMCO VIT Real Return Portfolio	41	12.05	to	13.49	507	2.56%	1.00%	to	1.67%	0.32%	to	1.00%
PIMCO VIT Total Return Portfolio	2,918	12.52	to	14.02	39,044	3.94%	1.00%	to	1.67%	0.71%	to	1.40%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	27	6.76	to	7.54	185	2.67%	1.00%	to	1.67%	(1.32)%	to	(0.64)%
Guggenheim VT Multi-Hedge Strategies Fund	18	8.62	to	9.65	167	4.76%	1.00%	to	1.67%	(5.28)%	to	(4.63)%
ETF Shares:
iShares® Core S&P 500 ETF	941	32.95	to	119.60	81,001	1.37%	1.75%	to	3.20%	20.93%	to	22.75%
iShares® Core S&P Mid-Cap ETF	356	27.06	to	82.43	22,945	1.34%	1.75%	to	3.20%	10.28%	to	11.94%
iShares® Core S&P Small-Cap ETF	205	24.07	to	79.49	12,294	2.03%	1.75%	to	3.20%	5.19%	to	6.78%
iShares® Core U.S. Aggregate Bond ETF	70	20.90	to	25.84	1,510	3.71%	1.75%	to	3.20%	(1.96)%	to	(0.48)%
iShares® iBoxx $ High Yield Corporate Bond ETF	23	24.39	to	37.34	754	6.02%	1.75%	to	3.20%	4.49%	to	6.06%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	48	21.81	to	29.45	1,180	4.38%	1.75%	to	3.20%	0.15%	to	1.66%
iShares® International Treasury Bond ETF	690	16.26	to	16.87	10,564	0.56%	1.75%	to	3.20%	(9.51)%	to	(8.14)%
iShares® S&P 500 Growth ETF	93	34.08	to	144.48	9,322	0.47%	1.75%	to	3.20%	31.45%	to	33.43%
iShares® S&P 500 Value ETF	43	30.37	to	86.54	3,104	2.03%	1.75%	to	3.20%	8.45%	to	10.09%
iShares® TIPS Bond ETF	7	21.65	to	27.22	143	2.62%	1.75%	to	3.20%	(1.63)%	to	(0.15)%
Vanguard® Developed Markets Index Fund, ETF Shares	295	22.86	to	39.93	10,996	3.17%	1.75%	to	3.20%	(0.18)%	to	1.33%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	30.17	to	96.41	2,216	1.78%	1.75%	to	3.20%	13.23%	to	14.93%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	14	20.51	to	27.21	371	2.97%	1.75%	to	3.20%	7.06%	to	8.67%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	6	21.68	to	32.50	182	4.39%	1.75%	to	3.20%	(0.13)%	to	1.37%
Vanguard® Large-Cap Index Fund, ETF Shares	22	32.42	to	117.91	2,038	1.32%	1.75%	to	3.20%	21.22%	to	23.05%
Vanguard® Mega Cap Index Fund, ETF Shares	4	33.73	to	125.63	298	1.28%	1.75%	to	3.20%	23.07%	to	24.92%
Vanguard® Real Estate Index Fund, ETF Shares	20	22.27	to	54.88	870	3.83%	1.75%	to	3.20%	1.45%	to	2.98%
Vanguard® Short-Term Bond Index Fund, ETF Shares	11	22.71	to	24.09	230	3.35%	1.75%	to	3.20%	0.44%	to	1.95%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,574	20.90	to	25.94	78,969	3.61%	1.75%	to	3.20%	(1.89)%	to	(0.41)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	31
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2023
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	1,737	$10.19	to	$10.63	$18,108	1.07%	0.60%	to	2.15%	16.03%	to	17.86%
Touchstone VST Bond Fund	981	9.36	to	9.82	9,285	4.67%	0.60%	to	1.67%	3.94%	to	5.07%
Touchstone VST Common Stock Fund	1,592	16.49	to	17.31	26,609	0.58%	0.60%	to	1.67%	24.25%	to	25.60%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	46	28.33	to	29.19	1,739	1.66%	1.10%	to	1.35%	19.89%	to	20.20%
Fidelity VIP Overseas Portfolio	32	13.68	to	16.39	1,312	1.00%	0.60%	to	1.67%	18.50%	to	19.79%
Fidelity VIP Equity-Income Portfolio	83	40.09	to	41.31	7,960	1.82%	1.10%	to	1.35%	9.16%	to	9.43%
Fidelity VIP Growth Portfolio	28			295.09	8,303	0.13%			1.35%			34.40%
Fidelity VIP High Income Portfolio	9			31.47	297	5.53%			1.35%			8.99%
Fidelity VIP Asset Manager Portfolio	36			70.46	2,551	2.34%			1.35%			11.42%
Fidelity VIP Contrafund® Portfolio	119	76.33	to	78.66	14,158	0.49%	1.10%	to	1.35%	31.66%	to	31.99%
Fidelity VIP Index 500 Portfolio	95	39.74	to	36.20	5,556	1.44%	1.10%	to	1.45%	24.37%	to	24.81%
Fidelity VIP Investment Grade Bond Portfolio	76	13.14	to	15.74	1,649	2.54%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Government Money Market	856	9.79	to	10.60	8,428	4.80%	0.60%	to	3.20%	1.55%	to	4.27%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	6			32.01	176	1.76%			1.45%			8.94%
Fidelity VIP Growth Portfolio	12	46.40	to	48.54	565	0.04%	1.10%	to	1.45%	34.13%	to	34.60%
Fidelity VIP High Income Portfolio	4			17.24	74	5.67%			1.45%			8.91%
Fidelity VIP Asset Manager Portfolio	-*			21.72	3	2.07%			1.45%			11.27%
Fidelity VIP Contrafund® Portfolio	15			55.59	851	0.39%			1.45%			31.41%
Fidelity VIP Balanced Portfolio	5			32.51	160	1.64%			1.45%			19.64%
Fidelity VIP Mid Cap Portfolio	25	98.55	to	97.81	2,367	0.51%	1.10%	to	1.45%	13.34%	to	13.74%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	71	21.80	to	25.53	1,461	2.09%	0.60%	to	1.67%	10.78%	to	11.98%
Fidelity VIP Balanced Portfolio	256	32.86	to	38.71	7,894	1.53%	0.60%	to	1.67%	19.22%	to	20.51%
Fidelity VIP Bond Index Portfolio	996	9.10	to	9.33	9,206	2.31%	1.00%	to	1.55%	3.50%	to	4.08%
Fidelity VIP Contrafund® Portfolio	760	55.47	to	60.66	29,545	0.24%	0.60%	to	1.67%	30.90%	to	32.32%
Fidelity VIP Disciplined Small Cap Portfolio	116	22.34	to	26.76	2,761	0.86%	0.60%	to	1.67%	18.66%	to	19.95%
Fidelity VIP Equity-Income Portfolio	163	33.05	to	35.64	4,078	1.71%	0.60%	to	1.67%	8.54%	to	9.72%
Fidelity VIP Extended Market Index Portfolio	2	13.33	to	13.66	30	3.27%	1.00%	to	1.55%	15.30%	to	15.94%
Fidelity VIP Freedom 2010 Portfolio	16	15.59	to	18.67	252	3.72%	0.60%	to	1.67%	7.27%	to	8.43%
Fidelity VIP Freedom 2015 Portfolio	32	16.46	to	19.72	538	3.36%	0.60%	to	1.67%	8.80%	to	9.98%
Fidelity VIP Freedom 2020 Portfolio	200	16.99	to	20.36	3,492	2.97%	0.60%	to	1.67%	10.35%	to	11.55%
Fidelity VIP Freedom 2025 Portfolio	294	18.36	to	22.00	5,638	2.58%	0.60%	to	1.67%	11.44%	to	12.65%
Fidelity VIP Freedom 2030 Portfolio	51	18.93	to	22.68	1,000	2.21%	0.60%	to	1.67%	12.55%	to	13.77%
Fidelity VIP Growth Portfolio	384	58.20	to	62.79	18,471	—%	0.60%	to	1.67%	33.63%	to	35.08%
Fidelity VIP High Income Portfolio	251	20.20	to	23.04	5,116	7.70%	0.60%	to	1.67%	8.40%	to	9.58%
Fidelity VIP Index 500 Portfolio	1,243	47.03	to	38.23	41,491	1.27%	0.60%	to	1.67%	23.78%	to	25.13%
Fidelity VIP International Index Portfolio	198	11.50	to	11.79	2,314	2.75%	1.00%	to	1.55%	14.09%	to	14.72%
Fidelity VIP Investment Grade Bond Portfolio	1,957	13.42	to	16.44	26,347	2.41%	0.60%	to	1.67%	4.23%	to	5.37%
Fidelity VIP Mid Cap Portfolio	196	53.28	to	53.84	7,115	0.40%	0.60%	to	1.67%	12.89%	to	14.12%
Fidelity VIP Overseas Portfolio	130	26.48	to	26.02	2,214	0.77%	0.60%	to	1.67%	18.22%	to	19.50%

32
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2023
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	299	$14.61	to	$15.53	$4,406	2.09%	1.00%	to	1.60%	12.11%	to	12.79%
Fidelity VIP Total Market Index Portfolio	231	15.41	to	15.80	3,618	0.88%	1.00%	to	1.55%	23.76%	to	24.45%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	70	24.82	to	27.05	1,797	—%	1.00%	to	1.67%	8.46%	to	9.20%
Franklin Growth and Income VIP Fund	28	38.95	to	40.14	1,094	2.34%	1.10%	to	1.35%	7.71%	to	7.98%
Franklin Income VIP Fund	88	33.04	to	34.05	2,907	5.10%	1.10%	to	1.35%	7.41%	to	7.68%
LVIP JPMorgan Mid Cap Value Fund	9	45.14	to	49.87	434	3.18%	1.00%	to	1.67%	9.07%	to	9.81%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	23.56	to	26.64	199	8.59%	1.00%	to	1.55%	10.11%	to	10.72%
Morgan Stanley VIF U.S. Real Estate Portfolio	19	33.70	to	37.56	759	1.89%	1.00%	to	1.55%	12.75%	to	13.37%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	492	13.89	to	14.76	6,905	1.89%	1.00%	to	1.60%	8.47%	to	9.13%
Columbia VP – Small Cap Value Fund	77	39.13	to	43.23	3,101	0.43%	1.00%	to	1.67%	19.64%	to	20.45%
Franklin Growth and Income VIP Fund	253	33.50	to	36.20	7,330	2.22%	0.60%	to	1.67%	7.17%	to	8.33%
Franklin Income VIP Fund	746	26.11	to	28.56	15,666	5.07%	0.60%	to	1.67%	6.81%	to	7.97%
Franklin Large Cap Growth VIP Fund	149	39.70	to	44.55	5,147	—%	0.60%	to	1.67%	38.11%	to	39.60%
Franklin Mutual Shares VIP Fund	1,064	26.33	to	29.08	20,226	1.86%	0.60%	to	1.67%	11.57%	to	12.78%
Franklin Small Cap Value VIP Fund	80	23.02	to	27.58	1,898	0.53%	0.60%	to	1.67%	10.87%	to	12.07%
Invesco V.I. American Franchise Fund	61	45.86	to	52.56	2,447	—%	0.60%	to	1.67%	38.26%	to	39.76%
Invesco V.I. American Value Fund	518	24.97	to	27.77	13,676	0.39%	1.00%	to	1.67%	13.37%	to	14.14%
Invesco V.I. Comstock Fund	414	38.57	to	41.76	11,345	1.55%	0.60%	to	1.67%	10.23%	to	11.42%
Invesco V.I. EQV International Equity Fund	293	14.13	to	15.26	4,291	—%	1.00%	to	1.60%	15.99%	to	16.69%
Invesco V.I. Discovery Mid Cap Growth Fund	200	13.04	to	13.31	2,628	—%	1.00%	to	1.55%	11.11%	to	11.73%
Templeton Foreign VIP Fund	680	20.10	to	20.75	8,648	3.20%	0.60%	to	1.67%	18.75%	to	20.03%
Templeton Global Bond VIP Fund	214	7.74	to	8.26	1,672	—%	1.00%	to	1.60%	1.24%	to	1.86%
Templeton Growth VIP Fund	110	21.36	to	22.46	2,130	3.33%	0.60%	to	1.67%	19.00%	to	20.29%
Morgan Stanley VIF Emerging Markets Debt Portfolio	40	19.47	to	21.48	589	8.66%	0.60%	to	1.67%	9.83%	to	11.02%
Morgan Stanley VIF Emerging Markets Equity Portfolio	107	28.88	to	27.86	1,469	1.50%	0.60%	to	1.67%	10.10%	to	11.29%
Morgan Stanley VIF U.S. Real Estate Portfolio	276	28.93	to	30.97	3,580	1.98%	0.60%	to	1.67%	12.32%	to	13.53%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	396	34.33	to	37.08	13,958	—%	1.00%	to	1.60%	46.22%	to	47.11%
BlackRock Global Allocation V.I. Fund	104	14.54	to	15.71	1,571	2.43%	1.00%	to	1.60%	10.70%	to	11.37%
BlackRock High Yield V.I. Fund	69	12.92	to	13.49	917	6.32%	1.00%	to	1.55%	11.18%	to	11.80%
BlackRock Total Return V.I. Fund	195	9.52	to	9.93	1,871	3.56%	1.00%	to	1.55%	3.79%	to	4.37%
TOPS® Managed Risk Moderate Growth ETF Portfolio	172	12.47	to	13.31	2,187	0.34%	1.00%	to	1.60%	8.47%	to	9.13%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	256	9.77	to	10.20	2,533	3.30%	1.00%	to	1.55%	3.10%	to	3.68%
American Funds I.S. Capital Income Builder Fund	111	12.61	to	13.23	1,422	2.66%	1.00%	to	1.55%	7.07%	to	7.67%
American Funds I.S. Global Growth Fund	419	21.70	to	23.06	9,211	0.70%	1.00%	to	1.60%	20.34%	to	21.07%
American Funds I.S. Growth Fund	454	33.11	to	35.20	15,327	0.17%	1.00%	to	1.60%	35.94%	to	36.76%
American Funds I.S. Growth-Income Fund	614	24.41	to	25.95	15,154	1.13%	1.00%	to	1.60%	23.82%	to	24.57%
American Funds I.S. New World Fund	191	13.53	to	14.39	2,670	1.22%	1.00%	to	1.60%	13.82%	to	14.52%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	9	37.94	to	41.00	364	1.00%	1.10%	to	1.45%	15.07%	to	15.48%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	80	35.02	to	35.76	2,091	0.75%	0.60%	to	1.67%	14.39%	to	15.63%

33
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2023
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	28	$15.08	to	$16.78	$432	2.93%	1.00%	to	1.67%	6.22%	to	6.94%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.39	to	10.85	43	2.48%	1.00%	to	1.55%	7.22%	to	7.82%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	266	4.92	to	5.47	1,361	16.16%	1.00%	to	1.67%	(9.47)%	to	(8.85)%
PIMCO VIT Long-Term U.S. Government Portfolio	24	8.72	to	9.31	218	2.28%	1.00%	to	1.60%	2.22%	to	2.85%
PIMCO VIT Low Duration Portfolio	444	10.35	to	11.51	4,830	3.49%	1.00%	to	1.67%	3.12%	to	3.82%
PIMCO VIT Real Return Portfolio	39	12.01	to	13.36	493	2.94%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT Total Return Portfolio	3,186	12.43	to	13.83	42,103	3.46%	1.00%	to	1.67%	4.06%	to	4.77%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	35	6.85	to	7.59	249	3.68%	1.00%	to	1.67%	2.07%	to	2.77%
Guggenheim VT Multi-Hedge Strategies Fund	18	9.10	to	10.12	179	2.82%	1.00%	to	1.67%	2.63%	to	3.33%
Guggenheim VT Long Short Equity Fund	8	11.28	to	12.54	103	0.27%	1.00%	to	1.67%	10.88%	to	11.63%
ETF Shares:
iShares® Core S&P 500 ETF	1,152	27.24	to	97.44	86,070	1.58%	1.75%	to	3.20%	22.28%	to	24.10%
iShares® Core S&P Mid-Cap ETF	415	24.54	to	73.63	25,185	1.57%	1.75%	to	3.20%	12.69%	to	14.37%
iShares® Core S&P Small-Cap ETF	232	22.88	to	74.45	13,812	1.45%	1.75%	to	3.20%	12.35%	to	14.02%
iShares® Core U.S. Aggregate Bond ETF	67	21.31	to	25.97	1,484	3.16%	1.75%	to	3.20%	2.28%	to	3.81%
iShares® iBoxx $ High Yield Corporate Bond ETF	25	23.34	to	35.20	788	5.94%	1.75%	to	3.20%	7.98%	to	9.59%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	47	21.77	to	28.97	1,151	3.91%	1.75%	to	3.20%	5.81%	to	7.39%
iShares® International Treasury Bond ETF	685	17.97	to	18.37	11,499	—%	1.75%	to	3.20%	2.20%	to	3.73%
iShares® S&P 500 Growth ETF	110	25.93	to	108.28	8,908	1.13%	1.75%	to	3.20%	25.69%	to	27.57%
iShares® S&P 500 Value ETF	51	28.00	to	78.61	3,496	1.79%	1.75%	to	3.20%	18.18%	to	19.94%
iShares® TIPS Bond ETF	8	22.01	to	27.26	196	2.79%	1.75%	to	3.20%	0.49%	to	1.99%
Vanguard® Developed Markets Index Fund, ETF Shares	320	22.90	to	39.41	12,100	3.27%	1.75%	to	3.20%	14.16%	to	15.86%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	37	26.64	to	83.89	2,162	1.99%	1.75%	to	3.20%	10.82%	to	12.48%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	17	19.15	to	25.04	419	3.31%	1.75%	to	3.20%	5.79%	to	7.37%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	6	21.71	to	32.06	175	3.82%	1.75%	to	3.20%	5.50%	to	7.08%
Vanguard® Large-Cap Index Fund, ETF Shares	25	26.75	to	95.82	1,941	1.55%	1.75%	to	3.20%	23.13%	to	24.96%
Vanguard® Mega Cap Index Fund, ETF Shares	3	27.41	to	100.57	225	1.49%	1.75%	to	3.20%	25.63%	to	27.50%
Vanguard® Real Estate Index Fund, ETF Shares	22	21.95	to	53.29	956	4.24%	1.75%	to	3.20%	8.21%	to	9.82%
Vanguard® Short-Term Bond Index Fund, ETF Shares	13	22.61	to	23.63	276	2.48%	1.75%	to	3.20%	1.55%	to	3.07%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,682	21.30	to	26.05	82,560	3.15%	1.75%	to	3.20%	2.28%	to	3.81%

34
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	2,767	$8.78	to	$9.02	$24,631	0.46%	0.60%	to	2.15%	(17.75)%	to	(16.45)%
Touchstone VST Bond Fund	1,292	9.00	to	9.35	11,726	1.71%	0.60%	to	1.67%	(15.34)%	to	(14.42)%
Touchstone VST Common Stock Fund	2,040	13.27	to	13.78	27,355	0.23%	0.60%	to	1.67%	(19.16)%	to	(18.28)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	54	23.63	to	24.29	1,705	1.24%	1.10%	to	1.35%	(19.05)%	to	(18.84)%
Fidelity VIP Overseas Portfolio	37	11.54	to	13.68	1,241	0.99%	0.60%	to	1.67%	(25.74)%	to	(24.94)%
Fidelity VIP Equity-Income Portfolio	94	36.72	to	37.75	8,337	1.87%	1.10%	to	1.35%	(6.24)%	to	(6.00)%
Fidelity VIP Growth Portfolio	30			219.55	6,533	0.61%			1.35%			(25.48)%
Fidelity VIP High Income Portfolio	11			28.87	305	4.71%			1.35%			(12.57)%
Fidelity VIP Asset Manager Portfolio	38			63.24	2,413	1.94%			1.35%			(16.08)%
Fidelity VIP Contrafund® Portfolio	131	57.98	to	59.59	11,740	0.50%	1.10%	to	1.35%	(27.31)%	to	(27.12)%
Fidelity VIP Index 500 Portfolio	109	31.95	to	29.01	4,994	1.44%	1.10%	to	1.45%	(19.40)%	to	(19.11)%
Fidelity VIP Investment Grade Bond Portfolio	82	12.58	to	14.91	1,701	2.17%	0.60%	to	1.67%	(14.41)%	to	(13.48)%
Fidelity VIP Government Money Market	1,009	9.64	to	10.17	9,592	1.61%	0.60%	to	3.20%	(1.80)%		0.83%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	6			29.38	179	1.49%			1.45%			(6.46)%
Fidelity VIP Growth Portfolio	15	34.60	to	36.06	515	0.51%	1.10%	to	1.45%	(25.62)%	to	(25.35)%
Fidelity VIP High Income Portfolio	7			15.83	113	6.53%			1.45%			(12.84)%
Fidelity VIP Asset Manager Portfolio	-*			19.52	3	1.95%			1.45%			(16.26)%
Fidelity VIP Contrafund® Portfolio	16			42.30	685	0.40%			1.45%			(27.45)%
Fidelity VIP Balanced Portfolio	5			27.17	136	1.18%			1.45%			(19.21)%
Fidelity VIP Mid Cap Portfolio	26	86.95	to	85.99	2,228	0.38%	1.10%	to	1.45%	(16.09)%	to	(15.79)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	77	19.68	to	22.80	1,432	1.79%	0.60%	to	1.67%	(16.57)%	to	(15.66)%
Fidelity VIP Balanced Portfolio	287	27.56	to	32.12	7,428	0.91%	0.60%	to	1.67%	(19.55)%	to	(18.68)%
Fidelity VIP Bond Index Portfolio	923	8.80	to	8.97	8,217	1.59%	1.00%	to	1.55%	(14.72)%	to	(14.24)%
Fidelity VIP Contrafund® Portfolio	936	42.37	to	45.84	28,269	0.25%	0.60%	to	1.67%	(27.71)%	to	(26.93)%
Fidelity VIP Disciplined Small Cap Portfolio	123	18.82	to	22.31	2,448	0.59%	0.60%	to	1.67%	(19.81)%	to	(18.94)%
Fidelity VIP Equity-Income Portfolio	177	30.45	to	32.48	4,056	1.60%	0.60%	to	1.67%	(6.82)%	to	(5.81)%
Fidelity VIP Extended Market Index Portfolio	1	11.56	to	11.78	11	0.27%	1.00%	to	1.55%	(19.56)%	to	(19.12)%
Fidelity VIP Freedom 2010 Portfolio	16	14.53	to	17.22	246	1.94%	0.60%	to	1.67%	(15.10)%	to	(14.18)%
Fidelity VIP Freedom 2015 Portfolio	34	15.13	to	17.93	534	1.90%	0.60%	to	1.67%	(16.21)%	to	(15.30)%
Fidelity VIP Freedom 2020 Portfolio	232	15.40	to	18.25	3,670	1.82%	0.60%	to	1.67%	(17.37)%	to	(16.47)%
Fidelity VIP Freedom 2025 Portfolio	307	16.48	to	19.53	5,260	1.77%	0.60%	to	1.67%	(18.03)%	to	(17.14)%
Fidelity VIP Freedom 2030 Portfolio	54	16.82	to	19.93	925	1.69%	0.60%	to	1.67%	(18.47)%	to	(17.58)%
Fidelity VIP Growth Portfolio	439	43.56	to	46.49	15,762	0.35%	0.60%	to	1.67%	(25.90)%	to	(25.10)%
Fidelity VIP High Income Portfolio	283	18.63	to	21.03	5,321	8.96%	0.60%	to	1.67%	(13.15)%	to	(12.20)%
Fidelity VIP Index 500 Portfolio	1,343	37.99	to	30.55	36,132	1.21%	0.60%	to	1.67%	(19.78)%	to	(18.91)%
Fidelity VIP International Index Portfolio	195	10.08	to	10.28	1,985	2.62%	1.00%	to	1.55%	(17.51)%	to	(17.05)%
Fidelity VIP Investment Grade Bond Portfolio	2,117	12.87	to	15.60	27,237	2.05%	0.60%	to	1.67%	(14.66)%	to	(13.73)%
Fidelity VIP Mid Cap Portfolio	195	47.19	to	47.18	6,251	0.26%	0.60%	to	1.67%	(16.39)%	to	(15.48)%
Fidelity VIP Overseas Portfolio	150	22.40	to	21.77	2,163	0.85%	0.60%	to	1.67%	(25.94)%	to	(25.13)%

35
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	313	$13.03	to	$13.77	$4,110	2.25%	1.00%	to	1.60%	(17.00)%	to	(16.50)%
Fidelity VIP Total Market Index Portfolio	237	12.45	to	12.70	2,991	1.45%	1.00%	to	1.55%	(20.66)%	to	(20.22)%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	76	22.88	to	24.77	1,784	—%	1.00%	to	1.67%	(10.95)%	to	(10.34)%
Franklin Growth and Income VIP Fund	32	36.16	to	37.17	1,154	3.44%	1.10%	to	1.35%	(7.86)%	to	(7.62)%
Franklin Income VIP Fund	101	30.76	to	31.62	3,121	4.95%	1.10%	to	1.35%	(6.51)%	to	(6.28)%
JP Morgan IT Mid Cap Value	10	41.39	to	45.42	411	0.94%	1.00%	to	1.67%	(9.69)%	to	(9.07)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	21.40	to	24.06	186	7.56%	1.00%	to	1.55%	(20.00)%	to	(19.55)%
Morgan Stanley VIF U.S. Real Estate Portfolio	30	29.89	to	33.13	998	1.24%	1.00%	to	1.55%	(28.18)%	to	(27.78)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	556	12.80	to	13.53	7,199	2.28%	1.00%	to	1.60%	(15.34)%	to	(14.83)%
Columbia VP – Small Cap Value Fund	87	32.71	to	35.89	2,907	0.48%	1.00%	to	1.67%	(10.49)%	to	(9.88)%
Franklin Growth and Income VIP Fund	266	31.26	to	33.42	7,260	3.03%	0.60%	to	1.67%	(8.36)%	to	(7.37)%
Franklin Income VIP Fund	827	24.44	to	26.45	16,171	4.90%	0.60%	to	1.67%	(7.05)%	to	(6.04)%
Franklin Large Cap Growth VIP Fund	174	28.75	to	31.91	4,368	—%	0.60%	to	1.67%	(37.60)%	to	(36.92)%
Franklin Mutual Shares VIP Fund	1,193	23.60	to	25.78	20,130	1.85%	0.60%	to	1.67%	(8.97)%	to	(7.99)%
Franklin Small Cap Value VIP Fund	86	20.77	to	24.61	1,840	1.00%	0.60%	to	1.67%	(11.56)%	to	(10.60)%
Invesco V.I. American Franchise Fund	76	33.17	to	37.61	2,173	—%	0.60%	to	1.67%	(32.44)%	to	(31.71)%
Invesco V.I. American Value Fund	554	22.02	to	24.33	12,849	0.46%	1.00%	to	1.67%	(4.48)%	to	(3.83)%
Invesco V.I. Comstock Fund	455	34.99	to	37.48	11,241	1.35%	0.60%	to	1.67%	(0.83)%	to	0.24%
Invesco V.I. EQV International Equity Fund	340	12.18	to	13.08	4,272	1.47%	1.00%	to	1.60%	(19.81)%	to	(19.32)%
Invesco V.I. Discovery Mid Cap Growth Fund	194	11.74	to	11.92	2,293	—%	1.00%	to	1.55%	(32.20)%	to	(31.82)%
Templeton Foreign VIP Fund	800	16.92	to	17.29	8,454	3.06%	0.60%	to	1.67%	(9.15)%	to	(8.16)%
Templeton Global Bond VIP Fund	253	7.65	to	8.11	1,952	—%	1.00%	to	1.60%	(6.47)%	to	(5.90)%
Templeton Growth VIP Fund	123	17.95	to	18.67	1,969	0.16%	0.60%	to	1.67%	(12.98)%	to	(12.03)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	44	17.72	to	19.35	586	7.47%	0.60%	to	1.67%	(20.16)%	to	(19.29)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	130	26.23	to	25.03	1,582	0.37%	0.60%	to	1.67%	(26.38)%	to	(25.58)%
Morgan Stanley VIF U.S. Real Estate Portfolio	299	25.76	to	27.27	3,454	0.99%	0.60%	to	1.67%	(28.43)%	to	(27.65)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	601	23.48	to	25.20	14,417	2.24%	1.00%	to	1.60%	(38.81)%	to	(38.43)%
BlackRock Global Allocation V.I. Fund	113	13.14	to	14.10	1,533	—%	1.00%	to	1.60%	(17.41)%	to	(16.91)%
BlackRock High Yield V.I. Fund	77	11.62	to	12.06	915	4.98%	1.00%	to	1.55%	(11.94)%	to	(11.45)%
BlackRock Total Return V.I. Fund	188	9.17	to	9.52	1,731	1.89%	1.00%	to	1.55%	(15.59)%	to	(15.12)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	216	11.50	to	12.19	2,534	16.12%	1.00%	to	1.60%	(14.91)%	to	(14.39)%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	253	9.48	to	9.83	2,430	2.73%	1.00%	to	1.55%	(14.10)%	to	(13.62)%
American Funds I.S. Capital Income Builder Fund	121	11.77	to	12.29	1,450	2.62%	1.00%	to	1.55%	(8.81)%	to	(8.30)%
American Funds I.S. Global Growth Fund	453	18.03	to	19.05	8,247	0.41%	1.00%	to	1.60%	(26.12)%	to	(25.67)%
American Funds I.S. Growth Fund	493	24.36	to	25.74	12,217	0.10%	1.00%	to	1.60%	(31.23)%	to	(30.81)%
American Funds I.S. Growth-Income Fund	753	19.71	to	20.83	15,027	1.01%	1.00%	to	1.60%	(18.04)%	to	(17.54)%
American Funds I.S. New World Fund	201	11.89	to	12.56	2,463	1.18%	1.00%	to	1.60%	(23.50)%	to	(23.03)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	9	32.97	to	35.50	313	0.78%	1.10%	to	1.45%	(21.79)%	to	(21.51)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	73	30.61	to	30.92	1,663	0.57%	0.60%	to	1.67%	(22.21)%	to	(21.36)%

36
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	36	$14.20	to	$15.69	$535	7.47%	1.00%	to	1.67%	(13.34)%	to	(12.75)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	9.69	to	10.06	41	1.33%	1.00%	to	1.55%	(11.63)%	to	(11.14)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	288	5.43	to	6.00	1,625	20.70%	1.00%	to	1.67%	6.85%	to	7.58%
PIMCO VIT Long-Term U.S. Government Portfolio	27	8.53	to	9.05	241	1.90%	1.00%	to	1.60%	(30.08)%	to	(29.66)%
PIMCO VIT Low Duration Portfolio	610	10.04	to	11.09	6,369	1.37%	1.00%	to	1.67%	(7.40)%	to	(6.78)%
PIMCO VIT Real Return Portfolio	55	11.79	to	13.03	673	7.39%	1.00%	to	1.67%	(13.46)%	to	(12.87)%
PIMCO VIT Total Return Portfolio	3,399	11.94	to	13.20	42,971	2.52%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	39	6.71	to	7.38	268	2.80%	1.00%	to	1.67%	9.43%	to	10.17%
Guggenheim VT Multi-Hedge Strategies Fund	20	8.86	to	9.79	192	1.13%	1.00%	to	1.67%	(5.01)%	to	(4.36)%
Guggenheim VT Long Short Equity Fund	9	10.17	to	11.24	99	0.47%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
ETF Shares:
iShares® Core S&P 500 ETF	1,263	22.28	to	78.51	81,346	1.54%	1.75%	to	3.20%	(20.75)%	to	(19.57)%
iShares® Core S&P Mid-Cap ETF	417	21.77	to	64.38	23,402	1.61%	1.75%	to	3.20%	(15.86)%	to	(14.60)%
iShares® Core S&P Small-Cap ETF	220	20.37	to	65.29	12,290	1.32%	1.75%	to	3.20%	(18.85)%	to	(17.63)%
iShares® Core U.S. Aggregate Bond ETF	74	20.84	to	25.01	1,613	2.25%	1.75%	to	3.20%	(15.79)%	to	(14.53)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	21.61	to	32.12	757	5.01%	1.75%	to	3.20%	(13.83)%	to	(12.54)%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	53	20.58	to	26.98	1,242	2.87%	1.75%	to	3.20%	(16.75)%	to	(15.50)%
iShares® International Treasury Bond ETF	681	17.58	to	17.71	11,073	0.10%	1.75%	to	3.20%	(24.56)%	to	(23.43)%
iShares® S&P 500 Growth ETF	122	20.63	to	84.88	8,228	0.78%	1.75%	to	3.20%	(31.76)%	to	(30.74)%
iShares® S&P 500 Value ETF	57	23.70	to	65.54	3,363	2.04%	1.75%	to	3.20%	(8.40)%	to	(7.03)%
iShares® TIPS Bond ETF	8	21.90	to	26.73	187	6.31%	1.75%	to	3.20%	(15.03)%	to	(13.76)%
Vanguard® Developed Markets Index Fund, ETF Shares	353	20.06	to	34.01	11,880	2.78%	1.75%	to	3.20%	(18.06)%	to	(16.83)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	24.04	to	74.58	2,081	1.92%	1.75%	to	3.20%	(12.69)%	to	(11.38)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	20	18.11	to	23.32	474	3.78%	1.75%	to	3.20%	(20.60)%	to	(19.41)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7	20.57	to	29.94	191	2.84%	1.75%	to	3.20%	(16.72)%	to	(15.47)%
Vanguard® Large-Cap Index Fund, ETF Shares	27	21.72	to	76.68	1,829	1.52%	1.75%	to	3.20%	(22.47)%	to	(21.31)%
Vanguard® Mega Cap Index Fund, ETF Shares	3	21.81	to	78.88	186	1.46%	1.75%	to	3.20%	(22.52)%	to	(21.36)%
Vanguard® Real Estate Index Fund, ETF Shares	21	20.28	to	48.53	866	3.38%	1.75%	to	3.20%	(28.60)%	to	(27.53)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	22.26	to	22.93	304	1.43%	1.75%	to	3.20%	(8.50)%	to	(7.13)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,679	20.82	to	25.09	80,213	2.36%	1.75%	to	3.20%	(15.88)%	to	(14.62)%

37
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	2,986	$10.68	to	$10.80	$32,062	0.30%	0.60%	to	2.15%	6.77%	to	7.99%
Touchstone VST Bond Fund	1,472	10.64	to	10.92	15,744	2.36%	0.60%	to	1.67%	(2.95)%	to	(1.89)%
Touchstone VST Common Stock Fund	2,229	16.42	to	16.86	36,862	0.37%	0.60%	to	1.67%	25.44%	to	26.80%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	62	29.19	to	29.93	2,406	0.92%	1.10%	to	1.35%	16.67%	to	16.96%
Fidelity VIP Overseas Portfolio	41	15.55	to	18.22	1,898	0.52%	0.60%	to	1.67%	17.70%	to	18.98%
Fidelity VIP Equity-Income Portfolio	100	39.17	to	40.16	9,651	1.87%	1.10%	to	1.35%	23.21%	to	23.52%
Fidelity VIP Growth Portfolio	32			294.60	9,443	—%			1.35%			21.55%
Fidelity VIP High Income Portfolio	14			33.02	458	5.47%			1.35%			3.00%
Fidelity VIP Asset Manager Portfolio	44			75.36	3,292	1.60%			1.35%			8.44%
Fidelity VIP Contrafund® Portfolio	137	79.76	to	81.77	16,975	0.06%	1.10%	to	1.35%	26.11%	to	26.43%
Fidelity VIP Index 500 Portfolio	115	39.64	to	35.86	6,692	1.23%	1.10%	to	1.45%	26.71%	to	27.16%
Fidelity VIP Investment Grade Bond Portfolio	90	14.70	to	17.23	2,201	2.00%	0.60%	to	1.67%	(2.27)%	to	(1.20)%
Fidelity VIP Government Money Market	741	9.81	to	10.08	7,052	0.01%	0.60%	to	3.20%	(1.86)%		(0.59)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	8			31.41	251	1.76%			1.45%			23.02%
Fidelity VIP Growth Portfolio	16	46.51	to	48.31	759	—%	1.10%	to	1.45%	21.30%	to	21.73%
Fidelity VIP High Income Portfolio	4			18.16	78	2.70%			1.45%			2.98%
Fidelity VIP Asset Manager Portfolio	-*			23.31	4	1.46%			1.45%			8.21%
Fidelity VIP Contrafund® Portfolio	17			58.30	1,004	0.05%			1.45%			25.86%
Fidelity VIP Balanced Portfolio	5			33.63	173	0.86%			1.45%			16.41%
Fidelity VIP Mid Cap Portfolio	31	103.62	to	102.11	3,110	0.49%	1.10%	to	1.45%	23.69%	to	24.13%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	92	23.58	to	27.03	2,025	1.41%	0.60%	to	1.67%	7.85%	to	9.02%
Fidelity VIP Balanced Portfolio	344	34.26	to	39.50	10,852	0.71%	0.60%	to	1.67%	16.02%	to	17.28%
Fidelity VIP Bond Index Portfolio	545	10.31	to	10.46	5,670	1.19%	1.00%	to	1.55%	(3.75)%	to	(3.22)%
Fidelity VIP Contrafund® Portfolio	1,029	58.62	to	62.73	43,079	0.03%	0.60%	to	1.67%	25.38%	to	26.75%
Fidelity VIP Disciplined Small Cap Portfolio	106	23.48	to	27.52	2,620	0.17%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	197	32.68	to	34.49	4,990	1.62%	0.60%	to	1.67%	22.53%	to	23.86%
Fidelity VIP Extended Market Index Portfolio	5	14.37	to	14.57	73	0.49%	1.00%	to	1.55%	19.06%	to	19.72%
Fidelity VIP Freedom 2010 Portfolio	21	17.12	to	20.06	372	0.60%	0.60%	to	1.67%	3.83%	to	4.96%
Fidelity VIP Freedom 2015 Portfolio	43	18.05	to	21.16	796	0.81%	0.60%	to	1.67%	5.60%	to	6.75%
Fidelity VIP Freedom 2020 Portfolio	277	18.64	to	21.85	5,277	0.84%	0.60%	to	1.67%	7.44%	to	8.61%
Fidelity VIP Freedom 2025 Portfolio	358	20.10	to	23.57	7,433	0.84%	0.60%	to	1.67%	8.70%	to	9.89%
Fidelity VIP Freedom 2030 Portfolio	51	20.63	to	24.19	1,072	0.87%	0.60%	to	1.67%	10.20%	to	11.40%
Fidelity VIP Growth Portfolio	473	58.78	to	62.06	22,708	—%	0.60%	to	1.67%	20.85%	to	22.17%
Fidelity VIP High Income Portfolio	106	21.45	to	23.95	2,010	2.34%	0.60%	to	1.67%	2.55%	to	3.66%
Fidelity VIP Index 500 Portfolio	1,557	47.36	to	37.68	51,957	1.05%	0.60%	to	1.67%	26.12%	to	27.49%
Fidelity VIP International Index Portfolio	102	12.22	to	12.39	1,257	3.66%	1.00%	to	1.55%	5.81%	to	6.40%
Fidelity VIP Investment Grade Bond Portfolio	2,276	15.08	to	18.09	34,169	1.83%	0.60%	to	1.67%	(2.55)%	to	(1.49)%
Fidelity VIP Mid Cap Portfolio	222	56.44	to	55.82	8,567	0.35%	0.60%	to	1.67%	23.21%	to	24.55%
Fidelity VIP Overseas Portfolio	156	30.24	to	29.08	2,986	0.32%	0.60%	to	1.67%	17.40%	to	18.67%

38
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	294	$15.70	to	$16.49	$4,658	0.02%	1.00%	to	1.60%	10.24%	to	10.91%
Fidelity VIP Total Market Index Portfolio	136	15.70	to	15.92	2,149	1.30%	1.00%	to	1.55%	23.44%	to	24.13%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	80	25.70	to	27.63	2,121	—%	1.00%	to	1.67%	30.12%	to	31.01%
Franklin Growth and Income VIP Fund	38	39.25	to	40.24	1,496	2.56%	1.10%	to	1.35%	23.89%	to	24.21%
Franklin Income VIP Fund	120	32.90	to	33.74	3,940	4.68%	1.10%	to	1.35%	15.43%	to	15.72%
JP Morgan IT Mid Cap Value	10	45.83	to	49.95	476	0.92%	1.00%	to	1.67%	27.72%	to	28.59%
Morgan Stanley VIF Emerging Markets Debt Portfolio	9	26.75	to	29.91	250	5.03%	1.00%	to	1.55%	(3.54)%	to	(3.00)%
Morgan Stanley VIF U.S. Real Estate Portfolio	32	41.62	to	45.88	1,472	2.08%	1.00%	to	1.55%	37.64%	to	38.40%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	498	15.13	to	15.88	7,606	1.41%	1.00%	to	1.60%	10.70%	to	11.38%
Columbia VP – Small Cap Value Fund	92	36.54	to	39.83	3,427	0.49%	1.00%	to	1.67%	26.65%	to	27.52%
Franklin Growth and Income VIP Fund	286	34.11	to	36.07	8,539	2.45%	0.60%	to	1.67%	23.15%	to	24.49%
Franklin Income VIP Fund	849	26.29	to	28.15	18,035	4.61%	0.60%	to	1.67%	14.81%	to	16.05%
Franklin Large Cap Growth VIP Fund	204	46.07	to	50.58	8,540	—%	0.60%	to	1.67%	13.35%	to	14.58%
Franklin Mutual Shares VIP Fund	1,262	25.93	to	28.02	23,078	2.92%	0.60%	to	1.67%	17.18%	to	18.45%
Franklin Small Cap Value VIP Fund	93	23.48	to	27.53	2,264	0.89%	0.60%	to	1.67%	23.27%	to	24.61%
Invesco V.I. American Franchise Fund	88	49.10	to	55.07	3,695	—%	0.60%	to	1.67%	9.78%	to	10.98%
Invesco V.I. American Value Fund	503	23.05	to	25.30	12,165	0.24%	1.00%	to	1.67%	25.49%	to	26.35%
Invesco V.I. Comstock Fund	510	35.28	to	37.39	12,528	1.63%	0.60%	to	1.67%	30.82%	to	32.24%
Invesco V.I. International Growth Fund	319	15.19	to	16.21	4,973	1.10%	1.00%	to	1.60%	3.92%	to	4.55%
Invesco V.I. Discovery Mid Cap Growth Series II	165	17.32	to	17.48	2,862	—%	1.00%	to	1.55%	16.95%	to	17.61%
Templeton Foreign VIP Fund	815	18.63	to	18.83	9,356	1.81%	0.60%	to	1.67%	2.42%	to	3.53%
Templeton Global Bond VIP Fund	327	8.18	to	8.62	2,692	—%	1.00%	to	1.60%	(6.51)%	to	(5.94)%
Templeton Growth VIP Fund	135	20.62	to	21.23	2,506	1.10%	0.60%	to	1.67%	3.12%	to	4.24%
Morgan Stanley VIF Emerging Markets Debt Portfolio	46	22.20	to	23.97	767	5.29%	0.60%	to	1.67%	(3.60)%	to	(2.55)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	133	35.64	to	33.64	2,175	0.72%	0.60%	to	1.67%	1.23%	to	2.34%
Morgan Stanley VIF U.S. Real Estate Portfolio	279	35.99	to	37.70	4,507	1.81%	0.60%	to	1.67%	37.11%	to	38.60%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	550	38.36	to	40.94	21,472	—%	1.00%	to	1.60%	18.96%	to	19.68%
BlackRock Global Allocation V.I. Fund	106	15.91	to	16.97	1,734	0.86%	1.00%	to	1.60%	4.71%	to	5.35%
BlackRock High Yield V.I. Fund	73	13.20	to	13.62	983	3.96%	1.00%	to	1.55%	3.58%	to	4.16%
BlackRock Total Return V.I. Fund	193	10.86	to	11.21	2,105	1.26%	1.00%	to	1.55%	(3.22)%	to	(2.68)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	252	13.51	to	14.24	3,460	1.05%	1.00%	to	1.60%	9.21%	to	9.87%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	248	11.03	to	11.38	2,763	1.45%	1.00%	to	1.55%	(2.13)%	to	(1.58)%
American Funds I.S. Capital Income Builder Fund	105	12.91	to	13.40	1,366	2.53%	1.00%	to	1.55%	12.90%	to	13.53%
American Funds I.S. Global Growth Fund	557	24.40	to	25.63	13,727	0.21%	1.00%	to	1.60%	14.28%	to	14.97%
American Funds I.S. Growth Fund	501	35.42	to	37.20	18,012	0.06%	1.00%	to	1.60%	19.74%	to	20.47%
American Funds I.S. Growth-Income Fund	913	24.05	to	25.26	22,188	0.95%	1.00%	to	1.60%	21.82%	to	22.56%
American Funds I.S. New World Fund	157	15.54	to	16.32	2,497	0.66%	1.00%	to	1.60%	2.96%	to	3.58%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	42.15	to	45.23	476	0.83%	1.10%	to	1.45%	12.84%	to	13.24%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	74	39.35	to	39.32	2,254	0.56%	0.60%	to	1.67%	12.28%	to	13.50%

39
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	41	$16.39	to	$17.98	$691	10.90%	1.00%	to	1.67%	14.10%	to	14.88%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	7	10.97	to	11.32	84	1.63%	1.00%	to	1.55%	(3.57)%	to	(3.03)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	356	5.08	to	5.58	1,871	4.04%	1.00%	to	1.67%	30.89%	to	31.78%
PIMCO VIT Long-Term U.S. Government Portfolio	29	12.21	to	12.87	361	1.46%	1.00%	to	1.60%	(6.40)%	to	(5.83)%
PIMCO VIT Low Duration Portfolio	937	10.84	to	11.89	10,477	0.45%	1.00%	to	1.67%	(2.68)%	to	(2.02)%
PIMCO VIT Real Return Portfolio	64	13.63	to	14.95	905	4.82%	1.00%	to	1.67%	3.72%	to	4.43%
PIMCO VIT Total Return Portfolio	3,377	14.19	to	15.57	50,358	1.73%	1.00%	to	1.67%	(3.01)%	to	(2.35)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	58	6.13	to	6.70	361	—%	1.00%	to	1.67%	(0.75)%	to	(0.07)%
Guggenheim VT Multi-Hedge Strategies Fund	24	9.33	to	10.24	232	—%	1.00%	to	1.67%	6.30%	to	7.02%
Guggenheim VT Long Short Equity Fund	9	12.08	to	13.26	120	0.54%	1.00%	to	1.67%	21.73%	to	22.56%
ETF Shares:
iShares® Core S&P 500 ETF	1,202	28.12	to	97.61	105,876	1.32%	1.75%	to	3.20%	12.46%	to	26.50%
iShares® Core S&P Mid-Cap ETF	422	25.88	to	75.39	29,949	1.23%	1.75%	to	3.20%	3.52%	to	22.53%
iShares® Core S&P Small-Cap ETF	212	25.10	to	79.27	15,706	1.55%	1.75%	to	3.20%	0.38%	to	24.38%
iShares® Core U.S. Aggregate Bond ETF	72	24.75	to	29.27	1,858	1.76%	1.75%	to	3.20%	(1.01)%	to	(3.49)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	25.08	to	36.73	891	4.01%	1.75%	to	3.20%	0.33%	to	1.93%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	52	24.72	to	31.93	1,474	2.30%	1.75%	to	3.20%	(1.13)%	to	(3.38)%
iShares® International Treasury Bond ETF	634	23.31	to	23.13	13,544	0.40%	1.75%	to	3.20%	(6.77)%	to	(10.84)%
iShares® S&P 500 Growth ETF	106	30.22	to	122.55	11,422	0.52%	1.75%	to	3.20%	20.90%	to	29.50%
iShares® S&P 500 Value ETF	62	25.87	to	70.50	4,152	1.91%	1.75%	to	3.20%	3.48%	to	22.54%
iShares® TIPS Bond ETF	7	25.78	to	30.99	201	4.22%	1.75%	to	3.20%	3.12%	to	3.87%
Vanguard® Developed Markets Index Fund, ETF Shares	346	24.48	to	40.90	14,486	3.15%	1.75%	to	3.20%	(2.08)%	to	9.69%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	27.53	to	84.16	2,520	1.71%	1.75%	to	3.20%	10.13%	to	21.59%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	19	22.80	to	28.94	572	2.49%	1.75%	to	3.20%	(8.79)%	to	(0.52)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	8	24.71	to	35.42	244	2.19%	1.75%	to	3.20%	(1.18)%	to	(3.49)%
Vanguard® Large-Cap Index Fund, ETF Shares	27	28.02	to	97.45	2,483	1.31%	1.75%	to	3.20%	12.07%	to	25.17%
Vanguard® Mega Cap Index Fund, ETF Shares	3	28.16	to	100.30	298	1.21%	1.75%	to	3.20%	12.62%	to	25.34%
Vanguard® Real Estate Index Fund, ETF Shares	19	28.41	to	66.96	1,163	2.87%	1.75%	to	3.20%	13.63%	to	38.07%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	24.33	to	24.69	339	1.16%	1.75%	to	3.20%	(2.67)%	to	(2.82)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,879	24.76	to	29.39	100,075	1.89%	1.75%	to	3.20%	(0.98)%	to	(3.58)%

40
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	574	$20.00	to	$28.46	$14,406	1.84%	0.60%	to	1.60%	10.05%	to	11.17%
Touchstone VST Bond Fund	1,394	10.97	to	11.14	15,321	1.82%	0.60%	to	1.60%	7.87%	to	8.96%
Touchstone VST Common Stock Fund	2,717	13.09	to	13.30	35,713	0.59%	0.60%	to	1.67%	21.42%	to	22.74%
Touchstone VST Conservative ETF Fund	436	17.93	to	22.06	8,123	2.51%	0.60%	to	1.75%	7.98%	to	9.24%
Touchstone VST Moderate ETF Fund	456	21.93	to	25.79	9,174	2.07%	0.60%	to	2.15%	8.68%	to	10.40%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	68	25.02	to	25.59	2,251	1.41%	1.10%	to	1.35%	20.74%	to	21.04%
Fidelity VIP Overseas Portfolio	47	13.62	to	14.49	1,766	0.42%	1.00%	to	1.45%	13.94%	to	14.46%
Fidelity VIP Equity-Income Portfolio	111	31.79	to	110.09	8,635	1.77%	1.35%	to	1.35%	5.25%	to	5.25%
Fidelity VIP Growth Portfolio	35			242.37	8,438	0.08%			1.35%			41.95%
Fidelity VIP High Income Portfolio	13			32.06	431	4.58%			1.35%			1.36%
Fidelity VIP Asset Manager Portfolio	47			69.49	3,261	1.46%			1.35%			13.32%
Fidelity VIP Contrafund® Portfolio	159	63.24	to	64.68	15,771	0.25%	1.10%	to	1.35%	28.80%	to	29.13%
Fidelity VIP Index 500 Portfolio	133	31.28	to	27.57	6,181	1.73%	1.35%	to	1.45%	16.52%	to	16.64%
Fidelity VIP Investment Grade Bond Portfolio	105	15.30	to	16.51	2,601	2.16%	1.00%	to	1.55%	7.70%	to	8.30%
Fidelity VIP Government Money Market	951	9.30	to	10.14	9,223	0.27%	0.60%	to	2.75%	(2.44)%	to	(0.28)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	9			25.53	238	1.98%			1.45%			5.00%
Fidelity VIP Growth Portfolio	19	38.34	to	39.69	732	0.06%	1.10%	to	1.45%	41.67%	to	42.17%
Fidelity VIP High Income Portfolio	9			17.63	159	6.46%			1.45%			1.16%
Fidelity VIP Asset Manager Portfolio	-*			21.54	4	0.21%			1.45%			13.07%
Fidelity VIP Contrafund® Portfolio	19			46.32	878	0.15%			1.45%			28.54%
Fidelity VIP Balanced Portfolio	5			28.89	150	1.24%			1.45%			20.55%
Fidelity VIP Mid Cap Portfolio	35	83.78	to	80.44	2,860	0.56%	1.35%	to	1.45%	16.33%	to	16.45%
Fidelity VIP Overseas Portfolio	-*			20.92	7	0.09%			1.45%			13.82%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	94	17.37	to	24.79	1,926	0.98%	0.60%	to	1.60%	12.70%	to	13.85%
Fidelity VIP Balanced Portfolio	373	24.08	to	31.89	9,956	1.33%	1.00%	to	1.60%	20.17%	to	20.91%
Fidelity VIP Bond Index Portfolio	137	10.72	to	10.78	1,478	2.86%	1.15%	to	1.55%	5.60%	to	6.03%
Fidelity VIP Contrafund® Portfolio	1,137	46.75	to	49.49	37,962	0.08%	0.60%	to	1.67%	28.06%	to	29.45%
Fidelity VIP Disciplined Small Cap Portfolio	112	20.16	to	21.76	2,331	0.58%	1.00%	to	1.55%	16.29%	to	16.94%
Fidelity VIP Equity-Income Portfolio	234	19.20	to	27.85	4,965	1.75%	0.60%	to	1.60%	4.74%	to	5.80%
Fidelity VIP Extended Market Index Portfolio	1	12.07	to	12.07	9	0.60%	1.55%	to	1.55%	14.39%	to	14.39%
Fidelity VIP Freedom 2010 Portfolio	37	17.03	to	17.63	625	1.07%	1.15%	to	1.60%	10.44%	to	10.95%
Fidelity VIP Freedom 2015 Portfolio	44	17.78	to	18.62	759	0.89%	1.15%	to	1.60%	11.75%	to	12.26%
Fidelity VIP Freedom 2020 Portfolio	295	18.22	to	19.73	5,219	1.07%	1.15%	to	1.60%	12.89%	to	13.40%
Fidelity VIP Freedom 2025 Portfolio	392	19.49	to	21.25	7,454	1.02%	1.15%	to	1.60%	13.83%	to	14.35%
Fidelity VIP Freedom 2030 Portfolio	50	18.78	to	20.12	966	0.91%	1.15%	to	1.55%	14.84%	to	15.30%
Fidelity VIP Growth Portfolio	468	36.04	to	35.55	18,400	0.04%	1.00%	to	1.60%	41.25%	to	42.11%
Fidelity VIP High Income Portfolio	315	17.14	to	23.10	6,559	6.41%	0.60%	to	1.60%	0.78%	to	1.81%
Fidelity VIP Index 500 Portfolio	1,714	37.55	to	29.55	45,169	1.58%	0.60%	to	1.67%	15.98%	to	17.24%
Fidelity VIP International Index Portfolio	34	11.55	to	11.62	396	3.83%	1.15%	to	1.55%	8.63%	to	9.07%
Fidelity VIP Investment Grade Bond Portfolio	2,205	15.48	to	18.36	33,878	2.05%	0.60%	to	1.67%	7.34%	to	8.51%
Fidelity VIP Mid Cap Portfolio	253	22.93	to	44.82	7,937	0.41%	0.60%	to	1.60%	15.98%	to	17.16%
Fidelity VIP Overseas Portfolio	177	25.76	to	24.51	2,875	0.21%	0.60%	to	1.67%	13.41%	to	14.64%
Fidelity VIP Target Volatility Portfolio	235	14.24	to	14.87	3,370	1.30%	1.00%	to	1.60%	7.25%	to	7.90%

41
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Total Market Index Portfolio	42	$12.72	to	$12.82	$543	3.62%	1.00%	to	1.55%	18.12%	to	18.78%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	88	19.89	to	21.09	1,784	—%	1.00%	to	1.60%	5.76%	to	6.41%
Franklin Growth and Income VIP Fund	43	31.68	to	32.40	1,374	3.83%	1.10%	to	1.35%	4.38%	to	4.64%
Franklin Income VIP Fund	135	28.51	to	29.15	3,855	5.96%	1.10%	to	1.35%	(0.39)%	to	(0.14)%
JP Morgan IT Mid Cap Value	11	36.40	to	38.85	403	1.45%	1.00%	to	1.55%	(1.19)%	to	(0.63)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	10	27.73	to	30.83	292	4.68%	1.00%	to	1.55%	3.91%	to	4.49%
Morgan Stanley VIF U.S. Real Estate Portfolio	35	30.24	to	33.15	1,199	2.77%	1.00%	to	1.55%	(18.14)%	to	(17.68)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	427	13.66	to	14.26	5,881	1.52%	1.00%	to	1.60%	4.19%	to	4.82%
Columbia VP – Small Cap Value Fund	107	28.85	to	31.23	3,156	0.34%	1.00%	to	1.67%	6.78%	to	7.51%
Franklin Growth and Income VIP Fund	317	21.48	to	28.98	7,741	3.85%	0.60%	to	1.60%	3.83%	to	4.89%
Franklin Income VIP Fund	1,044	16.24	to	24.26	19,178	5.97%	0.60%	to	1.60%	(0.92)%	to	0.09%
Franklin Large Cap Growth VIP Fund	201	40.64	to	50.02	7,264	—%	1.00%	to	1.67%	42.22%	to	43.19%
Franklin Mutual Shares VIP Fund	1,349	22.13	to	27.08	20,768	2.90%	1.00%	to	1.67%	(6.63)%	to	(5.99)%
Franklin Small Cap Value VIP Fund	76	22.68	to	20.90	1,501	1.37%	1.00%	to	1.60%	3.51%	to	4.14%
Invesco V.I. American Franchise Fund	89	37.07	to	49.62	3,389	—%	0.60%	to	1.60%	39.73%	to	41.14%
Invesco V.I. American Value Fund	513	18.55	to	20.02	9,823	0.69%	1.00%	to	1.60%	(0.76)%	to	(0.15)%
Invesco V.I. Comstock Fund	598	19.59	to	28.27	11,082	2.25%	0.60%	to	1.60%	(2.67)%	to	(1.68)%
Invesco V.I. International Growth Fund	310	14.62	to	15.27	4,632	2.10%	1.15%	to	1.60%	11.92%	to	12.43%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II (April 30, 2020)	127	14.81	to	14.85	1,881	—%	1.15%	to	1.55%	48.06%	to	48.47%
Templeton Foreign VIP Fund	836	18.19	to	18.18	9,373	3.48%	0.60%	to	1.67%	(2.81)%	to	(1.75)%
Templeton Global Bond VIP Fund	359	8.75	to	9.17	3,159	8.63%	1.00%	to	1.60%	(6.80)%	to	(6.23)%
Templeton Growth VIP Fund	137	13.23	to	24.29	2,447	2.98%	1.00%	to	1.60%	4.11%	to	4.74%
Morgan Stanley VIF Emerging Markets Debt Portfolio	44	15.69	to	17.24	771	4.41%	1.00%	to	1.60%	3.84%	to	4.48%
Morgan Stanley VIF Emerging Markets Equity Portfolio	148	10.43	to	32.87	2,675	1.36%	0.60%	to	1.60%	12.53%	to	13.68%
Morgan Stanley VIF U.S. Real Estate Portfolio	326	26.25	to	11.37	3,811	2.56%	1.00%	to	1.67%	(18.49)%	to	(17.93)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	556	32.25	to	34.20	18,173	—%	1.00%	to	1.60%	39.25%	to	40.10%
BlackRock Global Allocation V.I. Fund	83	15.19	to	16.11	1,302	1.25%	1.00%	to	1.60%	18.78%	to	19.50%
BlackRock High Yield V.I. Fund	68	12.74	to	13.08	883	5.05%	1.00%	to	1.55%	5.38%	to	5.96%
BlackRock Total Return V.I. Fund	164	11.23	to	11.52	1,841	1.87%	1.00%	to	1.55%	6.87%	to	7.47%
TOPS® Managed Risk Moderate Growth ETF Portfolio	260	12.37	to	12.81	3,258	2.21%	1.15%	to	1.60%	4.20%	to	4.68%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	169	11.27	to	11.57	1,913	1.97%	1.00%	to	1.55%	7.68%	to	8.29%
American Funds I.S. Capital Income Builder Fund	106	11.43	to	11.80	1,222	2.67%	1.00%	to	1.55%	2.50%	to	3.07%
American Funds I.S. Global Growth Fund	616	21.36	to	22.29	13,271	0.16%	1.00%	to	1.60%	28.08%	to	28.87%
American Funds I.S. Growth Fund	362	29.58	to	30.88	10,809	0.20%	1.00%	to	1.60%	49.29%	to	50.20%
American Funds I.S. Growth-Income Fund	968	19.74	to	20.61	19,289	1.14%	1.00%	to	1.60%	11.44%	to	12.12%
American Funds I.S. New World Fund	146	15.10	to	15.76	2,243	0.04%	1.00%	to	1.60%	21.32%	to	22.06%

42
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	12	$37.35	to	$39.05	$463	0.92%	1.35%	to	1.45%	17.70%	to	17.82%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	60	21.77	to	37.88	1,613	0.80%	1.00%	to	1.55%	17.24%	to	17.90%
Advisor Class:
PIMCO VIT All Asset Portfolio	48	14.62	to	15.65	711	4.78%	1.00%	to	1.60%	6.18%	to	6.83%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	5	11.38	to	11.59	61	4.03%	1.15%	to	1.55%	3.82%	to	4.24%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	447	3.88	to	4.23	1,792	6.35%	1.00%	to	1.67%	(0.46)%	to	0.22%
PIMCO VIT Long-Term U.S. Government Portfolio	31	13.09	to	13.50	410	1.59%	1.15%	to	1.55%	15.46%	to	15.93%
PIMCO VIT Low Duration Portfolio	415	11.21	to	12.14	4,771	1.19%	1.00%	to	1.60%	1.24%	to	1.86%
PIMCO VIT Real Return Portfolio	65	13.25	to	14.32	884	1.34%	1.00%	to	1.60%	9.82%	to	10.49%
PIMCO VIT Total Return Portfolio	2,988	14.63	to	15.94	45,640	2.02%	1.00%	to	1.67%	6.73%	to	7.45%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	60	6.18	to	7.87	381	3.70%	1.15%	to	1.67%	0.88%	to	1.42%
Guggenheim VT Multi-Hedge Strategies Fund	28	8.98	to	9.57	262	1.28%	1.00%	to	1.60%	5.67%	to	6.31%
Guggenheim VT Long Short Equity Fund	15	10.31	to	10.82	161	0.80%	1.00%	to	1.60%	3.25%	to	3.88%
ETF Shares:
iShares® Core S&P 500 ETF	1,351	70.24	to	77.16	96,867	1.82%	1.75%	to	2.75%	15.10%	to	16.28%
iShares® Core S&P Mid-Cap ETF	484	58.22	to	61.53	28,686	1.58%	1.75%	to	2.75%	10.43%	to	11.56%
iShares® Core S&P Small-Cap ETF	251	60.20	to	63.73	15,382	1.42%	1.75%	to	2.75%	8.19%	to	9.30%
iShares® Core U.S. Aggregate Bond ETF	65	26.29	to	30.33	1,765	2.17%	1.75%	to	2.75%	4.52%	to	5.60%
iShares® iBoxx $ High Yield Corporate Bond ETF	24	32.21	to	36.03	829	5.08%	1.75%	to	2.75%	1.57%	to	2.62%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	42	29.24	to	33.04	1,236	2.84%	1.75%	to	2.75%	6.63%	to	7.73%
iShares® International Treasury Bond ETF	525	23.63	to	25.94	12,657	—%	1.75%	to	2.75%	7.83%	to	8.94%
iShares® S&P 500 Growth ETF	121	84.40	to	94.63	10,456	0.96%	1.75%	to	2.75%	29.63%	to	30.96%
iShares® S&P 500 Value ETF	73	54.34	to	57.53	4,059	2.64%	1.75%	to	2.75%	(1.62)%	to	(0.61)%
iShares® TIPS Bond ETF	8	24.46	to	29.84	227	1.21%	1.75%	to	2.75%	7.78%	to	8.89%
Vanguard® Developed Markets Index Fund, ETF Shares	360	38.43	to	37.29	13,940	2.38%	1.75%	to	2.75%	6.68%	to	7.77%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	33	61.29	to	69.22	2,090	1.84%	1.75%	to	2.75%	12.21%	to	13.36%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	19	31.12	to	29.09	579	2.24%	1.75%	to	2.75%	12.02%	to	13.17%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7	31.68	to	36.71	227	2.66%	1.75%	to	2.75%	6.44%	to	7.54%
Vanguard® Large-Cap Index Fund, ETF Shares	27	71.56	to	77.85	2,030	1.70%	1.75%	to	2.75%	17.66%	to	18.87%
Vanguard® Mega Cap Index Fund, ETF Shares	5	73.27	to	80.02	380	1.77%	1.75%	to	2.75%	18.19%	to	19.40%
Vanguard® Real Estate Index Fund, ETF Shares	22	43.42	to	48.50	971	4.14%	1.75%	to	2.75%	(7.20)%	to	(6.25)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	14	23.25	to	25.07	332	1.79%	1.90%	to	2.75%	1.82%	to	2.71%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,378	26.34	to	30.48	91,221	2.24%	1.75%	to	2.75%	4.75%	to	5.83%

43
-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

Integrity Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

Integrity Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors
Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 15, 2025

3

Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$4,213,722	$4,535,024
Preferred and common stocks	684,530	622,461
Investment in common stock of subsidiary	440,020	473,316
Mortgage loans	979,563	941,471
Policy loans	91,967	93,321
Derivatives	78,388	85,289
Cash, cash equivalents and short-term investments	20,866	42,592
Receivable for securities	2,829	3,307
Securities lending reinvested collateral assets	—	1,338
Other invested assets	387,769	376,242
Total cash and invested assets	6,899,654	7,174,361

Investment income due and accrued	46,018	47,878
Current federal income taxes recoverable from parent	10,853	—
Net deferred income tax asset	7,173	19,048
Amounts receivable on reinsurance contracts	1,795	1,818
Other admitted assets	20,074	16,201
Separate account assets	1,638,414	1,797,874
Total admitted assets	$8,623,981	$9,057,180

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$4,437,168	$4,686,205
Liability for deposit-type contracts	879,715	898,950
Policy and contract claims	265	243
Total policy and contract liabilities	5,317,148	5,585,398

General expense due and accrued	170	220
Current federal income taxes payable to parent	—	1,001
Transfer to (from) separate accounts due and accrued, net	(12,384)	(65,452)
Asset valuation reserve	190,379	191,049
Amounts payable on reinsurance contracts	1,669	1,750
Other liabilities	51,301	59,086
Derivatives	30,561	41,118
Payable for securities lending	132,551	117,642
Separate account liabilities	1,638,414	1,797,874
Total liabilities	7,349,809	7,729,686

Capital and surplus:
Common stock, $2 par value, authorized 1,500 shares, issued and outstanding 1,500 shares	3,000	3,000
Paid-in surplus	908,164	908,164
Accumulated surplus	363,008	416,330
Total capital and surplus	1,274,172	1,327,494
Total liabilities and capital and surplus	$8,623,981	$9,057,180
See accompanying notes.

4

Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$284,868	$429,933	$517,963
Net investment income	348,677	306,303	222,418
Considerations for supplementary contracts with life contingencies	5,785	4,292	4,452
Amortization of the interest maintenance reserve	(4,142)	(2,099)	3,501
Reserve adjustments on reinsurance ceded	(81)	(628)	351
Fees from management of separate accounts	17,181	16,331	16,772
Other revenues	3,010	2,721	3,441
Total premiums and other revenues	655,298	756,853	768,898

Benefits paid or provided:
Death benefits	10,359	14,702	17,404
Annuity benefits	307,675	337,406	319,320
Surrender benefits	588,222	781,195	485,167
Payments on supplementary contracts with life contingencies	8,996	8,807	9,268
Increase (decrease) in policy reserves and other policyholders’ funds	(183,249)	(286,806)	(31,832)
Total benefits paid or provided	732,003	855,304	799,327

Insurance expenses and other deductions:
Commissions	19,411	24,751	30,507
Commissions and expenses on reinsurance assumed	12	12	12
General expenses	44,773	44,285	48,655
Net transfers to (from) separate accounts	(249,602)	(228,330)	(105,972)
Other deductions	3,164	11,730	4,544
Total insurance expenses and other deductions	(182,242)	(147,552)	(22,254)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	105,537	49,101	(8,175)
Federal income tax expense (benefit), excluding tax on capital gains	10,783	12,736	(3,077)
Gain (loss) from operations before net realized capital gains (losses)	94,754	36,365	(5,098)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	23,298	(8,355)	10,575
Net income (loss)	$118,052	$28,010	$5,477
See accompanying notes.

5

Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$3,000	$908,164	$570,270	$1,481,434
Net income (loss)	—	—	5,477	5,477
Change in net deferred income tax	—	—	3,414	3,414
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($28,904))	—	—	(175,849)	(175,849)
Net change in nonadmitted assets and related items	—	—	(10,224)	(10,224)
Change in asset valuation reserve	—	—	71,542	71,542
Change in surplus in separate accounts	—	—	(19)	(19)
Dividends to stockholder	—	—	(80,000)	(80,000)
Balance, December 31, 2022	3,000	908,164	384,611	1,295,775
Net income (loss)	—	—	28,010	28,010
Change in net deferred income tax	—	—	6,817	6,817
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $17,222)	—	—	178,950	178,950
Net change in nonadmitted assets and related items	—	—	10,758	10,758
Change in asset valuation reserve	—	—	(67,786)	(67,786)
Change in surplus in separate accounts	—	—	(30)	(30)
Dividends to stockholder	—	—	(125,000)	(125,000)
Balance, December 31, 2023	3,000	908,164	416,330	1,327,494
Net income (loss)	—	—	118,052	118,052
Change in net deferred income tax	—	—	2,842	2,842
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $14,718)	—	—	22,270	22,270
Net change in nonadmitted assets and related items	—	—	37	37
Change in asset valuation reserve	—	—	670	670
Change in surplus in separate accounts	—	—	(199)	(199)
Dividends to stockholder	—	—	(200,000)	(200,000)
Prior year reserve correction	—	—	3,006	3,006
Balance, December 31, 2024	$3,000	$908,164	$363,008	$1,274,172
See accompanying notes.

6

Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$290,611	$435,927	$527,697
Net investment income received	344,703	308,574	283,616
Benefits paid	(978,017)	(1,185,289)	(859,176)
Net transfers from (to) separate accounts	302,471	165,931	134,835
Commissions and expense paid	(67,322)	(78,391)	(83,180)
Federal income taxes recovered (paid)	(26,875)	(12,167)	(828)
Other, net	20,093	19,372	19,680
Net cash from (for) operations	(114,336)	(346,043)	22,644

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	1,153,263	1,007,304	1,188,851
Preferred and common stocks	130,001	66,878	177,947
Mortgage loans	70,443	72,110	32,211
Other invested assets	53,057	14,813	20,608
Net gains (losses) on cash, cash equivalents and short-term investments	(4)	3	1
Miscellaneous proceeds	1,816	6,400	2,697
Net proceeds from investments sold, matured or repaid	1,408,576	1,167,508	1,422,315

Cost of investments acquired:
Debt securities	(877,905)	(532,727)	(1,059,792)
Preferred and common stocks	(122,055)	(55,763)	(142,495)
Mortgage loans	(108,535)	(56,312)	(240,941)
Other invested assets	(38,979)	(34,640)	(43,132)
Miscellaneous applications	(17,213)	(40,746)	(37,870)
Total cost of investments acquired	(1,164,687)	(720,188)	(1,524,230)

Net change in policy and other loans	1,354	2,838	6,108
Net cash from (for) investments	245,243	450,158	(95,807)

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	(19,236)	(42,958)	22,515
Dividends to stockholder	(160,318)	(75,000)	(80,000)
Other cash provided (applied)	26,921	23,977	24,138
Net cash from (for) financing and miscellaneous sources	(152,633)	(93,981)	(33,347)

Net change in cash, cash equivalents and short-term investments	(21,726)	10,134	(106,510)
Cash, cash equivalents and short-term investments:
Beginning of year	42,592	32,458	138,968
End of year	$20,866	$42,592	$32,458

Cash flow information for noncash transactions:
Dividend to The Western and Southern Life Insurance Company in the form of common stock	$(39,682)	$(50,000)	$—

See accompanying notes.

7

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of Ohio and currently licensed in 49 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. For the year ended December 31, 2024, approximately 59.8% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Michigan, New Jersey, Ohio, Pennsylvania, and Texas.
The Company’s wholly-owned insurance subsidiary, National Integrity Life Insurance Company (National Integrity), is currently licensed in eight states and the District of Columbia and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. The Company elected to adopt this practice effective January 1, 2021. In accordance with the practice, the Company has included changes in, and settlement of, eligible derivatives in net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In 2024, the net income of the Company was $118.1 million, which is $12.0 million higher than the $106.1 million of net income that would have been reported under NAIC SAP. In 2023, the net income of the Company was $28.0 million, which is $15.1 million higher than the $12.9 million of net income that would have been reported under NAIC SAP. There was no impact to the Company's capital and surplus in either period.
8

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
9

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiary
The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated deficit. Under GAAP, such assets are included in the balance sheets.
10

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
11

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $1,325.5 million and $1,313.9 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB) and collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2024 and 2023, the Company owned $35.1 million and $35.8 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
12

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiary is reported at its underlying statutory equity. The net change in the subsidiary’s equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
13

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
14

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The change in reserves for modified coinsurance contracts is recorded on the reserve adjustments on reinsurance ceded line in the statements of operations.
Securities Lending
At December 31, 2024, the Company had loaned $129.4 million and $24.1 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2023, the Company had loaned $114.3 million and $15.9 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $131.8 million and $131.3 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $1.3 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024, the fair value of the total collateral is $131.8 million and $24.9 million in the general account and separate account respectively. At December 31, 2023, the fair value of the total collateral was $132.6 million.
15

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	22,262	22,262
31 to 60 days	7,101	7,100
61 to 90 days	347	348
91 to 120 days	1,739	1,741
121 to 180 days	14,034	14,050
181 to 365 days	28,802	28,818
1 to 2 years	21,762	21,798
2 to 3 years	—	—
Greater than 3 years	35,664	35,664
Total collateral	$131,711	$131,781
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $132.6 million and $24.9 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
There is no difference in the policy and procedures for the separate account. Starting in 2024, all collateral for separate account securities lent is held in the separate account. In 2023, collateral for separate account securities lent was held in the general account with a corresponding payable and receivable between the general and separate accounts. The corresponding payable and receivable was included in the due to/from general account/separate account line on the balance sheets and was $16.2 million at December 31, 2023.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
16

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
Effective January 1, 2024, the Company determined that its reserves related to single premium immediate annuities and supplemental contracts were understated due to an error in assignment of mortality tables. The Company has recorded a reserve correction in the amount of $3.0 million as an increase directly to surplus in the line Prior year reserve correction in the Statement of Changes in Capital and Surplus.
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company admitted $12.9 million of general account IMR assets and $6.4 million of separate account IMR assets as of December 31, 2023.
There were no significant accounting changes in 2022.
17

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.
In February 2025, the Company increased its investment in private debt funds managed by an affiliate in the amount of $54.1 million. Refer to Note 4 for additional information regarding this relationship.

18

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$50,104	$2	$(1,298)	$48,808
Debt securities issued by states of the U.S. and political subdivisions of the states	10,995	—	(108)	10,887
Non-U.S. government securities	34,852	126	(8,229)	26,749
Corporate securities	2,576,412	24,621	(167,850)	2,433,183
Commercial mortgage-backed securities	406,730	2,850	(25,041)	384,539
Residential mortgage-backed securities	303,183	3,279	(29,257)	277,205
Asset-backed securities	831,446	7,708	(29,739)	809,415
Total	$4,213,722	$38,586	$(261,522)	$3,990,786

At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$54,457	$497	$(561)	$54,393
Debt securities issued by states of the U.S. and political subdivisions of the states	9,042	179	(135)	9,086
Non-U.S. government securities	45,311	53	(8,053)	37,311
Corporate securities	2,624,543	40,244	(164,047)	2,500,740
Commercial mortgage-backed securities	589,009	2,378	(39,831)	551,556
Residential mortgage-backed securities	326,530	2,989	(31,436)	298,083
Asset-backed securities	886,132	5,410	(40,801)	850,741
Total	$4,535,024	$51,750	$(284,864)	$4,301,910
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $255.2 million and $326.4 million, respectively, with an aggregate fair value of $232.4 million and $300.5 million, respectively. As of December 31, 2024 and 2023, such holdings amount to 6.1% and 7.2%, respectively, of the Company’s investments in debt securities and 3.0% and 3.6%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
19

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$44,250	$448	$(291)	$44,407

Common stocks, unaffiliated	$434,016	$214,383	$(8,505)	$639,894
Common stocks, mutual funds	125	104	—	229
Common stocks, subsidiary	228,982	211,038	—	440,020
	$663,123	$425,525	$(8,505)	$1,080,143

At December 31, 2023:
Preferred stocks	$22,607	$3	$(520)	$22,090

Common stocks, unaffiliated	$447,020	$159,473	$(6,295)	$600,198
Common stocks, mutual funds	125	48	—	173
Common stocks, subsidiary	228,982	244,334	—	473,316
	$676,127	$403,855	$(6,295)	$1,073,687
20

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,055)	$35,697	$(243)	$5,514
Debt securities issued by states of the U.S. and political subdivisions of the states	(11)	3,321	(97)	5,566
Non-U.S. government securities	(114)	1,893	(8,115)	24,192
Corporate securities	(14,140)	516,435	(153,710)	1,255,277
Commercial mortgage-backed securities(1)	(501)	14,537	(24,540)	319,291
Residential mortgage-backed securities(1)	(505)	24,918	(28,752)	202,635
Asset-backed securities(1)	(845)	33,913	(28,894)	373,717
Total	$(17,171)	$630,714	$(244,351)	$2,186,192

Preferred stocks	$(291)	$24,902	$—	$—
Common stocks, unaffiliated	$(8,505)	$59,002	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
21

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(273)	$15,418	$(288)	$5,469
Debt securities issued by states of the U.S. and political subdivisions of the states	(135)	5,582	—	—
Non-U.S. government securities	—	—	(8,053)	36,524
Corporate securities	(2,068)	90,496	(161,979)	1,757,989
Commercial mortgage-backed securities(1)	(887)	21,925	(38,944)	497,916
Residential mortgage-backed securities(1)	(239)	9,139	(31,197)	235,313
Asset-backed securities(1)	(664)	69,606	(40,137)	555,997
Total	$(4,266)	$212,166	$(280,598)	$3,089,208

Preferred stocks	$(520)	$22,087	$—	$—
Common stocks, unaffiliated	$(6,295)	$92,936	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 8.5% and 7.9% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 790 securities held that are considered temporarily impaired, 569 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 894 securities held that are considered temporarily impaired, 779 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $8.6 million, $16.7 million, and $10.8 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of
22

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:

761118-XQ-6	$78	$75	$3	$75	$75	12/31/2024
Total	XXX	XXX	$3	XXX	XXX	XXX
The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$111,432	$111,069
After one through five	840,526	823,431
After five through ten	677,874	652,263
After ten	1,042,531	932,864
Mortgage-backed securities/asset-backed securities	1,541,359	1,471,159
Total	$4,213,722	$3,990,786
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2024, 2023 and 2022 were $560.5 million, $474.1 million, and $650.8 million; gross gains of $5.3 million, $2.4 million, and $1.9 million and gross losses of $17.4 million, $16.1 million, and $23.1 million were realized on those sales, respectively.
Proceeds from the sales of investments in equity securities during 2024, 2023 and 2022 were $151.4 million, $110.5 million, and $175.0 million; gross gains of $42.4 million, $23.5 million, and $40.4 million and gross losses of $3.6 million, $8.0 million, and $15.7 million were realized on those sales, respectively.
23

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Realized capital gains (losses)	$19,333	$(20,640)	$(3,733)
Less amount transferred to IMR (net of related taxes (benefits) of $(2,180) in 2024, $(3,036) in 2023, and $(4,627) in 2022)	(8,203)	(11,423)	(17,406)
Less federal income tax expense (benefit) on realized capital gains (losses)	4,238	(862)	3,098
Net realized capital gains (losses)	$23,298	$(8,355)	$10,575
Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Debt securities	$212,438	$226,506	$210,065
Equity securities	67,952	20,185	17,415
Mortgage loans	42,609	42,420	36,895
Policy loans	5,184	5,281	5,279
Cash, cash equivalents and short-term investments	4,979	3,063	1,350
Other invested assets	11,972	10,963	6,984
Derivatives	8,725	3,101	(51,498)
Other	(630)	(604)	460
Gross investment income	353,229	310,915	226,950
Investment expenses	4,552	4,612	4,532
Net investment income	$348,677	$306,303	$222,418
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 39.1% of such mortgages, or $382.6 million, involved properties located in Texas, Florida, and Ohio. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $44.0 million. During 2024, the respective minimum and maximum lending rates for mortgage loans issued were 5.75% and 6.31%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.
24

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
Beginning in 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively.
The Company markets equity indexed annuities. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index exposure embedded in these products with a net notional amount of $910.4 million and $1,155.9 million at December 31, 2024 and 2023, respectively. The Company purchases and writes call options to correlate with changes in the annuity features due to movements in the S&P 500, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations through net investment income. The amount recognized in net investment income was $8.7 million, $3.1 million, and $(51.5) million for the years ended December 31, 2024, 2023, and 2022, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2024 and 2023, $36.0 million and $24.8 million, respectively, of cash collateral had been posted to the Company.
25

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company markets variable annuities with guaranteed living withdrawal benefits. The risk associated with these products is that unfavorable fund performance coupled with withdrawals and contract fees could deplete the contract holder’s account value, at which point the remaining guaranteed withdrawals would be satisfied by the Company’s general account assets. The Company utilizes short futures to dynamically hedge changes in liability related to the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index exposure embedded in these products. The Company enters into 90-day short futures contracts to correlate with changes in the liability value due to movements in the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index. These futures contracts are entered into with minimal transaction costs, and changes in the value of the underlying indexes will result in increases or decreases in the value of the short futures contracts in the same direction as the changes in the liability. The Company retains basis risk, risk associated with actual versus expected assumptions for mortality and lapse rates, as well as risk of changes in the liability value due to interest rate volatility and equity volatility. The net gain (loss) recognized in net income within realized gains and losses during the reporting period related to the futures was $(4.4) million, $(4.2) million, and $4.3 million for the years ended December 31, 2024, 2023, and 2022, respectively.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2024	2023
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$78,388	$85,289
Gross amounts offset	—	—
Net amount of assets	$78,388	$85,289

Derivative liabilities:
Gross amount of recognized liabilities	$(30,561)	$(41,118)
Gross amounts offset	—	—
Net amount of liabilities	$(30,561)	$(41,118)
3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The
26

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, preferred stock, NAIC 6 rated industrial and miscellaneous bonds, and initially rated NAIC 6 residential mortgage-backed securities, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities include certain call options. The fair values of these instruments are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Common stock utilizing NAV consists of an investment in a business development corporation as defined by the Investment Company Act of 1940. The investment can be sold or transferred with prior consent from the corporation. The NAV for this investment is $29.69. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
27

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by discounting the expected cash flows using current market-consistent rates applicable to the yield.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. Derivatives included in Level 1 represent the cash deposits with brokers relating to futures. The fair value is based upon the stated amount.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
28

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, stock warrants, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
29

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, industrial & misc.	$1,530	$—	$1,530	$—	$—
Residential mortgage-backed securities	956	—	956	—	—
Common stocks, unaffiliated	604,829	588,030	—	—	16,799
Common stocks, mutual funds	229	229	—	—	—
Preferred stock	44,407	—	44,407	—	—
Derivative assets	78,388	2,149	45,203	31,036	—
Separate account assets*	774,488	774,115	373	—	—
Total assets	$1,504,827	$1,364,523	$92,469	$31,036	$16,799

Liabilities:
Derivative liabilities	$(30,561)	$—	$(30,561)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Residential mortgage-backed securities	$369	$—	$369	$—	$—
Common stocks, unaffiliated	564,351	544,537	—	—	19,814
Common stocks, mutual funds	173	173	—	—	—
Preferred stock	22,090	—	22,090	—	—
Derivative assets	85,289	2,359	53,445	29,485	—
Separate account assets*	787,010	787,010	—	—	—
Total assets	$1,459,282	$1,334,079	$75,904	$29,485	$19,814

Liabilities:
Derivative liabilities	$(41,118)	$—	$(41,118)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
30

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$29,485	$3,849	$—	$(2,298)	$—	$—	$31,036

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$16,835	$—	$—	$(19,133)	$(2,298)
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2023
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$22,434	$(3,585)	$—	$10,636	$—	$—	$29,485

31

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$15,498	$—	$—	$(4,862)	$10,636
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2024
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$31,036	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	6.1% - 36.3%

December 31, 2023
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$29,485	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	5.0% - 28.7%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.

32

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$4,213,722	$3,990,786	$41,809	$3,922,367	$26,610	$—
Common stock:
Unaffiliated**	639,894	639,894	623,095	—	—	16,799
Mutual funds	229	229	229	—	—	—
Preferred stock	44,407	44,407	—	44,407	—	—
Mortgage loans	979,563	951,785	—	—	951,785	—
Cash, cash equivalents and short-term investments	20,866	20,859	20,859	—	—	—
Other invested assets, surplus notes	19,927	19,465	—	19,465	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Derivative assets	78,388	78,388	2,149	45,203	31,036	—
Separate account assets	1,595,230	1,572,811	774,063	759,647	39,101	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,209,816)	$(1,176,231)	$—	$—	$(1,176,231)	$—
Fixed-indexed annuity contracts	(1,606,026)	(1,517,008)	—	—	(1,517,008)	—
Derivative liabilities	(30,561)	(30,561)	—	(30,561)	—	—
Cash collateral payable	(36,040)	(36,040)	—	(36,040)	—	—
Separate account liabilities*	(837,803)	(820,226)	—	—	(820,226)	—
Securities lending liability	(132,551)	(132,551)	—	(132,551)	—	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

33

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$4,535,024	$4,301,910	$45,691	$4,218,414	$37,805	$—
Common stock:
Unaffiliated**	600,198	600,198	580,384	—	—	19,814
Mutual funds	173	173	173	—	—	—
Preferred stock	22,090	22,090	—	22,090	—	—
Mortgage loans	941,471	903,323	—	—	903,323	—
Cash, cash equivalents and short-term investments	42,592	42,595	42,595	—	—	—
Other invested assets, surplus notes	20,949	21,285	—	21,285	—	—
Securities lending reinvested collateral assets	1,338	1,338	1,338	—	—	—
Derivative assets	85,289	85,289	2,359	53,445	29,485	—
Separate account assets	1,779,526	1,745,751	786,571	914,008	45,172	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,317,300)	$(1,288,930)	$—	$—	$(1,288,930)	$—
Fixed-indexed annuity contracts	(1,762,671)	(1,693,457)	—	—	(1,693,457)	—
Derivative liabilities	(41,118)	(41,118)	—	(41,118)	—	—
Cash collateral payable	(24,760)	(24,760)	—	(24,760)	—	—
Separate account liabilities*	(943,652)	(920,996)	—	—	(920,996)	—
Securities lending liability	(117,642)	(117,642)	—	(117,642)	—	—
	-152686000
* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
At December 31, 2024 and 2023, the Company had $222.5 million and $206.3 million, respectively, invested in various private debt funds managed by Fort Washington, an indirect subsidiary of Western and Southern. Refer to Note 1, Subsequent Events, for a description of an additional investment made by the Company subsequent to the financial statement date.
In October 2024, the Company paid a $200.0 million dividend to Western and Southern. Of the total dividend paid, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In June 2024, the Company received a $47.0 million ordinary dividend from National. The dividend was in the form of cash.
In December 2023, the Company paid a $125.0 million ordinary dividend to Western and Southern. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
34

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In December 2022, the Company paid an $80.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
The Company had $0.7 million and $0.6 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $0.2 million and $5.9 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$291,543	$436,835	$523,317
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	80	78	77
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,755)	(6,980)	(5,431)
Net premiums	$284,868	$429,933	$517,963
35

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	5,136	5,674	4,560
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	—	488	541
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	1,249	1,364	4,208
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance.
At December 31, 2024, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2024, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements. There would be a reduction in surplus of $9.4 million if these reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $10.9 million and $(1.0) million at December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future capital losses is $5.9 million, $0.2 million, and $10.0 million from 2024, 2023 and 2022, respectively.
36

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$54,965	$10,321	$65,286
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	54,965	10,321	65,286
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	54,965	10,321	65,286
(f)	Deferred tax liabilities	11,917	46,196	58,113
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$43,048	$(35,875)	$7,173

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$54,872	$11,918	$66,790
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	54,872	11,918	66,790
(d)	Deferred tax assets nonadmitted		—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	54,872	11,918	66,790
(f)	Deferred tax liabilities	14,101	33,641	47,742
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$40,771	$(21,723)	$19,048
37

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$93	$(1,597)	$(1,504)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	93	(1,597)	(1,504)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	93	(1,597)	(1,504)
(f)	Deferred tax liabilities	(2,184)	12,555	10,371
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$2,277	$(14,152)	$(11,875)

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$10,319	$10,319
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	14,483	—	14,483
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	14,483	—	14,483
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	191,831
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	40,482	2	40,484
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$54,965	$10,321	$65,286

38

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,918	$11,918
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	14,587	—	14,587
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	14,587	—	14,587
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	194,455
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	40,285	—	40,285
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$54,872	$11,918	$66,790

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$(1,599)	$(1,599)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	(104)	—	(104)
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	(104)	—	(104)
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(2,624)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	197	2	199
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$93	$(1,597)	$(1,504)
39

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		2024	2023

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	848%	891%

		12/31/2024
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$54,965	$10,321
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	15.81%
(c)	Net admitted adjusted gross DTAs amount	$54,965	$10,321
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	15.81%

		12/31/2023
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$54,872	$11,918
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	17.84%
(c)	Net admitted adjusted gross DTAs amount	$54,872	$11,918
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	17.84%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$93	$(1,597)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(2.03)%
(c)	Net admitted adjusted gross DTAs amount	$93	$(1,597)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(2.03)%
The Company’s tax planning strategies do not include the use of reinsurance.

40

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
(1)	Current income tax		(In Thousands)
	(a)	Federal	$10,783	$12,736	$(3,077)
	(b)	Foreign	—	—	—
	(c)	Subtotal	10,783	12,736	(3,077)
	(d)	Federal income tax on net capital gains	4,238	(862)	3,098
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$15,021	$11,874	$21

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	47,023	44,464	2,559
		(4) Investments	12	2,695	(2,683)
		(5) Deferred acquisition costs	6,697	7,007	(310)
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	23	24	(1)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	125	125	—
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	1,085	557	528
		(99) Subtotal	54,965	54,872	93
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	54,965	54,872	93
	(e)	Capital
		(1) Investments	10,321	11,918	(1,597)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	10,321	11,918	(1,597)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	10,321	11,918	(1,597)
	(i)	Admitted deferred tax assets (2d + 2h)	$65,286	$66,790	$(1,504)
41

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	7,302	$5,845	$1,457
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	4,615	8,256	(3,641)
		(5) Other	—	—	—
		(99) Subtotal	11,917	14,101	(2,184)
	(b)	Capital
		(1) Investments	46,196	33,641	12,555
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	46,196	33,641	12,555
	(c)	Deferred tax liabilities (3a99 + 3b99)	$58,113	$47,742	$10,371

(4)	Net deferred tax assets/liabilities (2i - 3c)		$7,173	$19,048	$(11,875)

Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$27,514	21.00%	$8,376	21.00%	$(2,501)	21.00%
Dividends received deduction	(1,425)	(1.08)	(1,651)	(4.14)	(1,838)	15.43
Derivative adjustment	—	—	—	—	256	(2.15)
Tax credits	(35)	(0.03)	—	—	338	(2.84)
Other invested assets and nonadmitted change	—	—	—	—	(178)	1.49
Affiliated income	(9,870)	(7.53)	—	—	—	—
Other	(4,005)	(3.06)	(1,668)	(4.18)	529	(4.43)
Total statutory income taxes	$12,179	9.30%	$5,057	12.68%	$(3,394)	28.50%

Federal and foreign taxes incurred	$15,021	11.47%	$11,874	29.77%	$21	(0.17)%
Change in net deferred income taxes	(2,842)	(2.17)	(6,817)	(17.09)	(3,415)	28.67
Total statutory income taxes	$12,179	9.30%	$5,057	12.68%	$(3,394)	28.50%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is
42

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $127.4 million by the end of 2025 without seeking prior regulatory approval based on capital and surplus of $1,274.2 million at December 31, 2024.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $103.7 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $11.3 million of commercial mortgage loans.
43

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$38	$577,960	$—	$577,998	9.9%
At book value less current surrender charge of 5% or more	749,912	1,460	—	751,372	12.9
At fair value	—	—	743,871	743,871	12.7
Total with adjustment or at fair value	749,950	579,420	743,871	2,073,241	35.5
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	1,209,086	258,091	—	1,467,177	25.1
Not subject to discretionary withdrawal	2,303,342	—	—	2,303,342	39.4
Total individual annuity reserves (before reinsurance)	4,262,378	837,511	743,871	5,843,760	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$4,262,378	$837,511	$743,871	$5,843,760
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$139,089	$483	$—	$139,572

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$1,876	$—	$—	$1,876	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total group annuity reserves (before reinsurance)	1,876	—	—	1,876	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$1,876	$—	$—	$1,876

44

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$24,579	$11,668	$—	$36,247	4.1%
Not subject to discretionary withdrawal	855,136	—	—	855,136	95.9
Total deposit-type contract liability (before reinsurance)	879,715	11,668	—	891,383	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$879,715	$11,668	$—	$891,383
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
45

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	167,292	167,292	168,267	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,472	2,472	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,174	2,174	2,174	8,082	8,082	8,082
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	169,466	171,938	172,913	8,082	8,082	8,082
Reinsurance Ceded	—	—	—	—	—	—
Net life reserves	$169,466	$171,938	$172,913	$8,082	$8,082	$8,082
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $850.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
46

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

FHLB Capital Stock – General Account:

	December 31
	2024	2023
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$7,246	$7,502
Membership stock - Class B	—	—
Activity stock	25,181	26,856
Excess stock	2,638	1,489
Aggregate total	$35,065	$35,847
Actual or estimated borrowing capacity as determined by the insurer	$850,000	$850,000
Collateral Pledged to FHLB – General Account:

	2024				2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$1,061,647	$1,108,729	$559,579	XXX	$1,079,610	$1,139,671	$596,805	XXX
Maximum during reporting period	1,155,284	1,228,608	XXX	540,305	1,079,610	1,139,671	XXX	596,805
Borrowing from FHLB - General Account:

	2024			2023
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$559,579	$559,252	$551,329	$596,805	$598,799
Debt	—	XXX	50,183	—	XXX
Aggregate total	$559,579	$559,252	$601,512	$596,805	$598,799
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

47

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments and systematic transfer options. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. The guaranteed rate options and systematic transfer options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist primarily of subaccounts available through variable annuities and variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, a death benefit that is adjusted annually to the current account value, and an additional death benefit ranging from 25% to 40% of the gain in the contract. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $4.7 million, $4.3 million, $3.8 million, $4.4 million and $4.1 million in 2024, 2023, 2022, 2021 and 2020, respectively. The Company’s general account paid $0.2 million, $0.3 million, $0.3 million, $0.3 million and $0.3 million towards separate account guarantees in 2024, 2023, 2022, 2021, and 2020, respectively.
48

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2024, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$36,339	$45	$14,188	$50,572

Reserves for separate accounts with assets at:
Fair value	$—	$—	$751,953	$751,953
Amortized cost	837,006	505	—	837,511
Total reserves	$837,006	$505	$751,953	$1,589,464

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$577,960	$—	$—	$577,960
At book value without fair value adjustment and with current surrender charge of 5% or more	1,460	—	—	1,460
At fair value	—	—	751,953	751,953
At book value without fair value adjustment and with current surrender charge of less than 5%	257,586	505	—	258,091
Subtotal	837,006	505	751,953	1,589,464
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$837,006	$505	$751,953	$1,589,464

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2024, is presented below:

2024
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$50,572
Transfers from separate accounts	300,696
Net transfers to (from) separate accounts	(250,124)

Reconciling adjustments:
Policy deductions and other expenses	460
Change in surplus in separate accounts	(199)
Other account adjustments	261
Transfers as reported in the Summary of Operations of the Company	$(249,602)
49

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 15, 2025

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,009,144	$2,844,267
Preferred and common stocks	752,336	635,714
Investments in common stocks of subsidiaries	4,789,807	4,798,724
Mortgage loans	53,037	54,659
Policy loans	142,838	142,732
Real estate:
Properties held for the production of income	496	817
Properties occupied by the Company	23,040	24,182
Cash, cash equivalents and short-term investments	132,777	153,730
Receivable for securities	171	2,114
Securities lending reinvested collateral assets	—	30,767
Other invested assets	2,540,163	2,438,680
Total cash and invested assets	11,443,809	11,126,386

Investment income due and accrued	40,604	37,542
Premiums deferred and uncollected	46,609	46,707
Current federal income taxes recoverable	111,876	102,121
Receivables from parent, subsidiaries and affiliates	28,010	64,239
Other admitted assets	18,739	12,657
Separate account assets	1,214,528	1,137,428
Total admitted assets	$12,904,175	$12,527,080

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,853,065	$2,831,496
Accident and health reserves	146,066	144,794
Liability for deposit-type contracts	165,116	174,161
Policy and contract claims	46,954	49,917
Dividends payable to policyholders	33,900	31,187
Premiums received in advance	3,275	2,754
Total policy and contract liabilities	3,248,376	3,234,309

General expense due and accrued	75,022	51,754
Net deferred income tax liability	16,065	7,984
Transfer to (from) separate accounts due and accrued, net	(6)	(22)
Asset valuation reserve	392,287	327,391
Interest maintenance reserve	40,607	49,848
Other liabilities	461,452	515,377
Liability for postretirement benefits other than pensions	77,255	93,081
Payable for securities lending	111,893	76,738
Separate account liabilities	1,214,528	1,137,428
Total liabilities	5,637,479	5,493,888

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,788	995,644
Paid-in surplus	802,103	757,103
Accumulated surplus	5,466,305	5,277,945
Total capital and surplus	7,266,696	7,033,192
Total liabilities and capital and surplus	$12,904,175	$12,527,080
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$199,298	$212,486	$214,967
Net investment income	677,438	590,763	481,052
Considerations for supplementary contracts with life contingencies	—	—	31
Amortization of the interest maintenance reserve	6,408	6,812	6,802
Commissions and expenses on reinsurance ceded	1,081	1,075	1,061
Other revenues	121	336	209
Total premiums and other revenues	884,346	811,472	704,122

Benefits paid or provided:
Death benefits	127,921	129,169	143,821
Annuity benefits	48,616	117,163	52,603
Disability and accident and health benefits	10,603	11,899	10,903
Surrender benefits	52,143	46,428	40,283
Payments on supplementary contracts with life contingencies	195	202	237
Other benefits	2,215	3,489	2,537
Increase in policy reserves and other policyholders’ funds	28,004	42,911	(91,642)
Total benefits paid or provided	269,697	351,261	158,742

Insurance expenses and other deductions:
Commissions	15,691	16,784	14,795
General expenses	170,899	158,625	146,735
Net transfers to (from) separate account	(49,028)	(117,344)	(52,808)
Reserve adjustments on reinsurance assumed	(38)	(74)	48
Other deductions	37,805	42,720	(52,197)
Total insurance expenses and other deductions	175,329	100,711	56,573

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	439,320	359,500	488,807

Dividends to policyholders	42,300	41,140	47,950
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	397,020	318,360	440,857
Federal income tax expense (benefit), excluding tax on capital gains	(26,312)	(47,089)	34,062
Gain (loss) from operations before net realized capital gains (losses)	423,332	365,449	406,795
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(22,098)	(16,061)	(3,985)
Net income (loss)	$401,234	$349,388	$402,810
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$2,500	$1,412,457	$5,341,173	$6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	2,500	1,602,602	5,295,963	6,901,065
Net income (loss)	—	—	349,388	349,388
Change in net deferred income tax	—	—	(11,576)	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($21,887))	—	—	(162,717)	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	—	—	913	913
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(19,841)	(19,841)
Change in asset valuation reserve	—	—	42,615	42,615
Dividends to stockholder	—	—	(245,000)	(245,000)
Change in unrecognized post retirement benefit obligation	—	—	28,200	28,200
Capital contribution	—	150,000	—	150,000
Balance, December 31, 2023	2,500	1,752,747	5,277,945	7,033,192
Net income (loss)	—	—	401,234	401,234
Change in net deferred income tax	—	—	22,752	22,752
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,833)	—	—	2,319	2,319
Change in net unrealized foreign exchange capital gain (loss)	—	—	(851)	(851)
Change in surplus notes	—	144	—	144
Net change in nonadmitted assets and related items	—	—	(115,007)	(115,007)
Change in asset valuation reserve	—	—	(64,896)	(64,896)
Cumulative effects of change in accounting principle	—	—		—
Dividends to stockholder	—	—	(155,000)	(155,000)
Change in unrecognized post retirement benefit obligation	—	—	97,809	97,809
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2024	$2,500	$1,797,891	$5,466,305	$7,266,696
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$201,328	$213,828	$216,066
Net investment income received	586,759	488,006	361,478
Benefits paid	(250,226)	(317,916)	(258,418)
Net transfers from (to) separate accounts	49,045	117,331	52,812
Commissions and expense paid	(167,432)	(169,178)	(218,473)
Dividends paid to policyholders	(39,587)	(43,947)	(46,770)
Federal income taxes recovered (paid)	12,654	(18,157)	(75,259)
Other, net	1,199	1,409	1,269
Net cash from (for) operations	393,740	271,376	32,705

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	484,012	179,708	561,910
Preferred and common stocks	219,933	325,142	396,955
Mortgage loans	1,579	1,182	1,107
Real estate	469	—	—
Other invested assets	499,058	392,898	291,307
Net gains (losses) on cash, cash equivalents and short-term investments	(40)	(34)	(18)
Miscellaneous proceeds	32,710	2,004	19,350
Net proceeds from investments sold, matured or repaid	1,237,721	900,900	1,270,611

Cost of investments acquired:
Debt securities	(698,555)	(124,749)	(462,989)
Preferred and common stocks	(159,990)	(379,334)	(816,114)
Real estate	(2,155)	(2,456)	(5,348)
Other invested assets	(622,079)	(439,178)	(563,986)
Miscellaneous applications	(896)	(12,988)	(830)
Total cost of investments acquired	(1,483,675)	(958,705)	(1,849,267)

Net change in policy and other loans	(106)	(239)	2,815
Net cash from (for) investments	(246,060)	(58,044)	(575,841)

Financing activities
Surplus notes, capital notes	—	145	—
Capital and paid in surplus, less treasury stock	45,000	150,000	190,000
Borrowed funds	(82,495)	60,666	48,967
Net deposits on deposit-type contract funds and other insurance liabilities	(9,045)	(9,036)	(6,171)
Dividends paid to stockholder	(155,000)	(245,000)	—
Other cash provided (applied)	32,907	(38,856)	(25,207)
Net cash from (for) financing and miscellaneous sources	(168,633)	(82,081)	207,589

Net change in cash, cash equivalents and short-term investments	(20,953)	131,251	(335,547)
Cash, cash equivalents and short-term investments:
Beginning of year	153,730	22,479	358,026
End of year	$132,777	$153,730	$22,479

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$39,682	$50,000	$—
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$(50,000)	$—
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2024, approximately 68.8% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,766.7 million and $1,801.4 million were allocated to the Closed Block as of December 31, 2024 and 2023, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $124.5 million and $106.2 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2024	2023
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.3%	5.7%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.6
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.7	15.4
1980 Commissioners Standard Ordinary, 4% - 6%	40.1	40.6
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	28.6	26.8
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.1
Other, 2-1/2% - 6%	0.9	0.9
	99.1	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.9	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024 and 2023, reserves of $10.6 million and $13.2 million, respectively, were recorded on in-force amounts of $735.0 million and $774.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024 and 2023. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation, of which the fair value was $108.9 million and $7.0 million in the general and separate account, respectively. At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

which the fair value was $74.5 million and $23.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $111.5 million and $45.5 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $30.8 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral in the general account was $111.5 million and $76.3 million, respectively. The fair value of the total collateral in the separate account was $7.2 million and $24.1 million at December 31, 2024 and 2023, respectively, which was all managed by an unaffiliated agent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	53,377	53,377
31 to 60 days	3,600	3,600
61 to 90 days	—	—
91 to 120 days	958	960
121 to 180 days	5,339	5,341
181 to 365 days	14,159	14,165
1 to 2 years	14,761	14,782
2 to 3 years	2,317	2,317
Greater than 3 years	16,951	16,951
Total collateral	$111,462	$111,493
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $111.9 million and $7.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no significant accounting changes in 2024, 2023, or 2022.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2024	$378,219	$94,555	$1,065,422	35.5%
2023	472,774	94,555	1,121,475	42.2
The adjusted company surplus as of the last reported period was calculated as follows:

	2024	2023
	(In Thousands)

Company Surplus as of September 30	$7,311,030	$6,672,215
Less September 30 electronic data processing	16,380	10,441
Less September 30 net deferred tax assets	—	38,823
Less September 30 net positive goodwill	401,858	496,412
Adjusted Company surplus as of September 30	$6,892,792	$6,126,539
Admitted goodwill as a percentage of adjusted surplus	5.5%	7.7%
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402

At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,882	$—	$(287)	$18,595
Debt securities issued by states of the U.S. and political subdivisions of the states	9,810	401	—	10,211
Non-U.S. government securities	61,405	1,069	(12,055)	50,419
Corporate securities	2,516,971	94,263	(172,694)	2,438,540
Commercial mortgage-backed securities	22,356	42	(4,483)	17,915
Residential mortgage-backed securities	109,326	2,867	(10,142)	102,051
Asset-backed securities	105,517	2,356	(4,585)	103,288
Total	$2,844,267	$100,998	$(204,246)	$2,741,019
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $118.6 million and $185.7 million, respectively, and an aggregate fair value of $114.8 million and $177.2 million, respectively. As of December 31, 2024 and 2023, such holdings amounted to 3.9% and 6.5%, respectively, of the Company’s investments in debt securities and 0.9% and 1.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$53,381	$1,804	$(406)	$54,779

Common stocks, unaffiliated	$206,721	$163,213	$(1,346)	$368,588
Common stocks, mutual funds	190,611	21,865	(129)	212,347
Common stocks, subsidiaries	4,024,050	942,652	(167,978)	4,798,724
	$4,421,382	$1,127,730	$(169,453)	$5,379,659

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(287)	$5,574
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(12,055)	39,135
Corporate securities	(1,056)	70,371	(171,638)	1,143,248
Commercial mortgage-backed securities(1)	—	—	(4,483)	16,622
Residential mortgage-backed securities(1)	(118)	5,364	(10,024)	76,108
Asset-backed securities(1)	(105)	4,776	(4,480)	66,938
Total	$(1,279)	$80,511	$(202,967)	$1,347,625

Preferred stocks	$(406)	$11,144	$—	$—

Common stocks, unaffiliated	$(1,346)	$22,807	$—	$—
Common stocks, mutual funds	(129)	5,865	—	—
Total	$(1,475)	$28,672	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.2% and 12.3% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 458 securities held that are considered temporarily impaired, 299 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 424 securities held that were considered temporarily impaired, 346 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.6 million, $20.1 million and $12.4 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:
761118-XQ-6	$156	$149	$7	$149	$149	12/31/2024
Total	XXX	XXX	$7	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$40,164	$40,007
After one through five	273,756	276,331
After five through ten	372,882	377,098
After ten	2,112,021	1,926,053
Mortgage-backed securities/asset-backed securities	210,321	195,913
Total	$3,009,144	$2,815,402
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Proceeds from sales of investments in debt securities during 2024, 2023 and 2022 were $211.5 million, $60.6 million, and $248.3 million; gross gains of $6.4 million, $0.6 million, and $5.1 million and gross losses of $10.7 million, $1.5 million, and $1.0 million were realized on these sales in 2024, 2023 and 2022, respectively.
Proceeds from the sales of investments in equity securities during 2024, 2023 and 2022 were $313.3 million, $357.2 million, and $372.1 million; gross gains of $45.5 million, $80.7 million, and $67.6 million and gross losses of $1.9 million, $12.4 million, and $22.3 million were realized on these sales in 2024, 2023 and 2022, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Realized capital gains (losses)	$(21,027)	$(17,404)	$10,230
Less amount transferred to IMR (net of related taxes (benefits) of $(753) in 2024, $(183) in 2023, and $1,327 in 2022)	(2,833)	(689)	4,993
Less federal income tax expense (benefit) of realized capital gains (losses)	3,904	(654)	9,222
Net realized capital gains (losses)	$(22,098)	$(16,061)	$(3,985)
Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Debt securities	$144,410	$145,319	$141,466
Equity securities	427,980	294,929	107,536
Mortgage loans	2,231	2,273	2,318
Real estate	10,597	10,536	9,982
Policy loans	10,699	10,582	10,704
Cash, cash equivalents and short-term investments	5,915	2,588	1,567
Other invested assets	144,311	195,684	274,692
Other	233	621	252
Gross investment income	746,376	662,532	548,517
Investment expenses	68,938	71,769	67,465
Net investment income	$677,438	$590,763	$481,052
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 80.1% of such mortgages, or $42.5 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.8 million. During 2024, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.9 years. The Company's unfunded commitment for these investments is $44.7 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $11.25. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, exchange traded funds	$151,108	$151,108	$—	$—	$—
Common stocks, unaffiliated	368,588	348,596	—	17,110	2,882
Common stocks, mutual funds	212,347	212,347	—	—	—
Preferred stocks	54,779	—	40,161	14,618	—
Other invested assets, fixed income residual tranche	28,626	—	28,626	—	—
Separate account assets	1,137,428	731,114	125,126	23,734	257,454
Total assets	$1,952,876	$1,443,165	$193,913	$55,462	$260,336

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024 are as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total assets	$26,998	$—	$(3,490)	$—	$23,508

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability )as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2023
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$23,394	$—	$(6,284)	$—	$—	$—	$—	$17,110
Preferred stocks	15,597	—	(1,979)	—	1,000	—	—	14,618
Separate account assets	—	—	—	—	—	23,734	—	23,734
Total assets	$38,991	$—	$(8,263)	$—	$1,000	$23,734	$—	$55,462

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to using a pricing source with unobservable inputs.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,000	—	—	—	1,000
Separate account assets	—	—	—	—	—
Total Assets	$1,000	$—	$—	$—	$1,000

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,844,267	$2,741,019	$156,682	$2,577,577	$6,760	$—
Common stock:
Unaffiliated	368,588	368,588	348,596	—	17,110	2,882
Mutual funds	212,347	212,347	212,347	—	—	—
Preferred stock	54,779	54,779	—	40,161	14,618	—
Mortgage loans	54,659	49,978	—	—	49,978	—
Cash, cash equivalents and short-term investments	153,730	153,733	153,733	—	—	—
Other invested assets:
Surplus notes	38,977	37,495	—	37,495	—	—
Fixed income residual tranche	28,626	28,626	—	28,626	—	—
Securities lending reinvested collateral assets	30,767	30,767	30,767	—	—	—
Separate account assets	1,137,428	1,137,428	731,114	125,126	23,734	257,454

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,476)	$(2,417)	$—	$—	$(2,417)	$—
Securities lending liability	(76,738)	(76,738)	—	(76,738)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2024, are $1.3 billion and $2.0 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2024	2023
	(In Thousands)
Integrity:
Admitted Assets	$8,623,981	$9,057,180
Liabilities	7,349,809	7,729,686
Statutory Surplus	$1,274,172	$1,327,494
Net Income	$118,052	$28,010

WSLAC:
Admitted Assets	$35,071,019	$30,938,412
Liabilities	33,045,720	28,998,249
Statutory Surplus	$2,025,299	$1,940,163
Net Income	$248,976	$(62,605)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $30.6 million, $26.0 million, and $18.1 million in 2024, 2023 and 2022, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $300.6 million and $259.9 million at December 31, 2024 and 2023, respectively.
At December 31, 2024 and 2023, the Company had $217.1 million and $294.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $611.2 million and $630.6 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $1,339.4 million and $1,255.8 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $72.2 million as of December 31, 2024 and 2023, respectively. The loan is in the form of a line of credit that can be drawn up to $100.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
In December 2022, the Company received a $190.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
The Company had $28.0 million and $64.2 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $2.8 million and $0.3 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $399.7 million and $421.5 million at December 31, 2024 and 2023, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.8 million at December 31, 2024 and 2023, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$205,460	$218,455	$220,548
Assumed premiums:
Affiliates	1,129	1,074	1,185
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,291)	(7,043)	(6,766)
Net premiums	$199,298	$212,486	$214,967
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	3,814	3,846	2,401
Policy and contract liabilities:
Affiliates	399,724	421,470	443,797
Nonaffiliates	34,169	33,465	30,758
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	544	118	221
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2024, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2024, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $111.9 million and $102.1 million at December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future capital losses is $3.9 million, $0.0 million, and $27.6 million from 2024, 2023 and 2022, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,714	$8,217	$211,931
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,714	8,217	211,931
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,714	8,217	211,931
(f)	Deferred tax liabilities	168,514	51,401	219,915
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$35,200	$(43,184)	$(7,984)

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$97,112	$(873)	$96,239
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	97,112	(873)	96,239
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	97,112	(873)	96,239
(f)	Deferred tax liabilities	87,791	16,529	104,320
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$9,321	$(17,402)	$(8,081)

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,217	$8,217
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	20,977	—	20,977
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	20,977	—	20,977
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	934,023
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	182,737	—	182,737
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,714	$8,217	$211,931

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(873)	$(873)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	5,847	—	5,847
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	5,847	—	5,847
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	112,486
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	91,265	—	91,265
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$97,112	$(873)	$96,239

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	881%	879%

		12/31/2024
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,714	$8,217
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%
(c)	Net admitted adjusted gross DTAs amount	$203,714	$8,217
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$97,112	$(873)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
(c)	Net admitted adjusted gross DTAs amount	$97,112	$(873)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(26,492)	$(47,285)	$33,781
	(b)	Foreign	180	196	281
	(c)	Subtotal	(26,312)	(47,089)	34,062
	(d)	Federal income tax on net capital gains	3,904	(654)	9,222
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(22,408)	$(47,743)	$43,284

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	31,003	31,053	(50)
		(4) Investments	22,497	26,058	(3,561)
		(5) Deferred acquisition costs	20,126	19,527	599
		(6) Policyholder dividends accrual	3,642	3,133	509
		(7) Fixed assets	4,237	—	4,237
		(8) Compensation and benefits accrual	114,283	45,514	68,769
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	101,050	74,438	26,612
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3,988	3,991	(3)
		(99) Subtotal	300,826	203,714	97,112
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	300,826	203,714	97,112
	(e)	Capital
		(1) Investments	7,344	8,217	(873)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	7,344	8,217	(873)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	7,344	8,217	(873)
	(i)	Admitted deferred tax assets (2d + 2h)	$308,170	$211,931	$96,239

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$155,101	$153,049	$2,052
		(2) Fixed assets	—	6,054	(6,054)
		(3) Deferred and uncollected premium	6,725	7,264	(539)
		(4) Policyholder reserves	547	1,095	(548)
		(5) Other	93,932	1,052	92,880
		(99) Subtotal	256,305	168,514	87,791
	(b)	Capital
		(1) Investments	67,930	51,401	16,529
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	67,930	51,401	16,529
	(c)	Deferred tax liabilities (3a99 + 3b99)	$324,235	$219,915	$104,320
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(16,065)	$(7,984)	$(8,081)
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$79,533	21.00%	$63,345	21.00%	$94,728	21.00%
Dividends received deduction	(1,131)	(0.30)	(2,781)	(0.93)	(3,577)	(0.79)
Tax credits	(180)	(0.05)	(195)	(0.06)	652	0.14
Other invested assets and nonadmitted change	(7,879)	(2.08)	39,127	12.97	2,072	0.46
Affiliated income	(85,050)	(22.46)	(57,750)	(19.15)	—	—
Nonadmitted pension asset	(28,455)	(7.51)	(34,098)	(11.30)	—	—
Other	(1,998)	(0.53)	(43,815)	(14.52)	(6,506)	(1.44)
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%

Federal and foreign taxes incurred	$(22,408)	(5.92)%	$(47,743)	(15.83)%	$43,284	9.60%
Change in net deferred income taxes	(22,752)	(6.01)	11,576	3.84	44,085	9.77
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.”

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $726.7 million by the end of 2025 without seeking prior regulatory approval based on capital and surplus of $7,266.7 million at December 31, 2024.
The Company currently has the following outstanding surplus notes:

	2024	2023
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,946	$497,861
2021 Notes, 3.75% interest rate, due 2061	497,842	497,783
Total carrying value of surplus notes	$995,788	$995,644

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2024 and 2023, respectively. Life-to-date interest expense recognized December 31, 2024, was $219.6 million. There has been no principal paid as of December 31, 2024. As of December 31, 2024, there was unapproved interest of $3.2 million related to 2024 that will come due in 2025. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $506.3 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$52,204	$—	$—	$52,204	95.6%
Not subject to discretionary withdrawal	2,382	—	—	2,382	4.4
Total individual annuity reserves (before reinsurance)	54,586	—	—	54,586	100.0%
Reinsurance ceded	51,170	—	—	51,170
Net individual annuity reserves	$3,416	$—	$—	$3,416

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,107	$—	$1,207,335	$1,209,442	100.0%
Total group annuity reserves (before reinsurance)	2,107	—	1,207,335	1,209,442	100.0%
Reinsurance ceded	2,107	—	—	2,107
Net group annuity reserves	$—	$—	$1,207,335	$1,207,335

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$181,168	$—	$—	$181,168	98.4%
Not subject to discretionary withdrawal	2,904	—	—	2,904	1.6
Total deposit-type contract liability (before reinsurance)	184,072	—	—	184,072	100.0%
Reinsurance ceded	18,955	—	—	18,955
Total deposit-type contract liability	$165,117	$—	$—	$165,117
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,386	3,153,769	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,573	XXX	XXX	—
Disability - active lives	XXX	XXX	3,746	XXX	XXX	—
Disability - disabled lives	XXX	XXX	17,272	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,386	3,178,360	—	—	—
Reinsurance Ceded	—	—	328,711	—	—	—
Net life reserves	$—	$2,832,386	$2,849,649	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$874,864	$883,366	$93,059	$94,468
Service cost	22,812	20,373	46	79
Interest cost	42,679	45,899	3,848	4,719
Contribution by plan participants	—	—	4,611	4,457
Actuarial (gain) loss	(55,528)	42,624	(12,496)	1,648
Benefits paid	(51,421)	(54,372)	(11,813)	(12,312)
Plan amendments	—	—	—	—
Settlements	—	(63,026)	—	—
Benefit obligation at end of year	$833,406	$874,864	$77,255	$93,059

Change in plan assets:
Fair value of plan assets at beginning of year	$1,113,295	$1,070,044	$—	$—
Actual return on plan assets	145,461	160,648	—	—
Employer contribution	—	—	7,202	7,854
Plan participants’ contributions	—	—	4,611	4,457
Benefits paid	(51,421)	(54,371)	(11,813)	(12,311)
Settlements	—	(63,026)	—	—
Fair value of plan assets at end of year	$1,207,335	$1,113,295	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$373,929	$238,431	$(77,255)	$(93,059)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$373,929	$238,431	$(77,255)	$(93,059)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$767,401	$796,625	$77,255	$93,059

*Nonadmitted if overfunded

	Pension Benefits
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$22,812	$20,373	$33,641
Interest cost	42,679	45,899	29,615
Expected return on plan assets	(81,521)	(75,560)	(91,126)
Amount of recognized gains and losses	—	4,173	9,867
Amount of prior service cost recognized	531	531	476
Total net periodic benefit cost (benefit)	$(15,499)	$(4,584)	$(17,527)

	Postretirement Medical
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$46	$79	$163
Interest cost	3,848	4,719	2,921
Amount of recognized gains and losses	(13,196)	(11,306)	(6,777)
Amount of prior service cost recognized	—	—	(1,392)
Total net periodic benefit cost (benefit)	$(9,302)	$(6,508)	$(5,085)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$101,977	$149,145	$(62,593)	$(75,546)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(119,468)	(42,464)	(12,495)	1,647
Net gain and loss recognized	—	(4,173)	13,195	11,306
Items not yet recognized as a component of net periodic cost - current year	$(18,022)	$101,977	$(61,893)	$(62,593)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.13%	5.46%	5.07%	5.43%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.72%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $373.9 million and $238.4 million at December 31, 2024 and 2023, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 5.13% at December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024. The discount rate was decreased from 5.46% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

December 31, 2022, to 5.13% at December 31, 2023. This resulted in a $34.2 million increase in the pension benefit obligation in 2023.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2024 and 2023, and the target allocation for 2024 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2024	2024	2023
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	11
Short-term investments	2	—	—
Other	25	19	24
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2023:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,209	$—	$2,209	$—
Corporate securities	103,856	—	103,856	—
Residential mortgage-backed securities	701	—	701	—
Asset-backed securities	10,936	—	10,936	—
Equity securities:
Common equity	604,439	560,335	44,104	—
Mutual funds	116,393	116,393	—	—
Preferred stock	2,765	—	2,765	—
Other invested assets:
Private equity and fixed income funds	213,350	—	213,350	—
Surplus notes	2,711	—	2,711	—
Real estate	23,734	—	—	23,734
Other assets	56,334	54,386	1,948	—
Total plan assets	$1,137,428	$731,114	$382,580	$23,734
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2024, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2025. The rate was assumed to decrease gradually to 4.75 percent for 2032 and remain at that level thereafter.
At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, and $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2023, the assets of the Company’s pension include approximately $52.7 million invested in the Touchstone Family of Funds, which are administered by the Company, $240.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024, future benefit payments for the pension plan are expected as follows (in millions):

2025	$54.5
2026	55.2
2027	56.2
2028	57.1
2029	58.0
Five years thereafter	302.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2025	$7.4
2026	7.0
2027	6.7
2028	6.4
2029	6.3
Five years thereafter	28.8
The Company did not make any contributions to the pension plan in 2024 and 2023. The Company does not expect to make contributions to the pension plan during 2025.
In 2023, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with its pension benefit obligations in the amount of $54.6 million, which is included in the Settlements line in the change in projected benefits obligation table.
The Company made contributions to the postretirement medical plan of $7.2 million in 2024 and expects to contribute $62.5 million between 2025 and 2034, inclusive. The Company received no subsidies in 2024. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.9 million, $5.7 million, and $5.0 million for 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2024, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,975	$250
Ordinary renewal	62,826	45,668
Accident and health renewal	308	268
Assumed investment type-contracts	423	423
Total	$66,532	$46,609